        As filed with the Securities and Exchange Commission on October 28, 2008
                                               Securities Act File No. 333-57793
                               Investment Company Act of 1940 File No. 811-08839

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 36 [X]

                                       And

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 38 [X]

                              SPDR(R) SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                           One Lincoln Street/CPH0326
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)

[X]  on October 31, 2008 pursuant to Rule 485, paragraph (b)

[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              SPDR(R) SERIES TRUST
                                   PROSPECTUS
                      SPDR(R) DJ WILSHIRE TOTAL MARKET ETF
                        SPDR(R) DJ WILSHIRE LARGE CAP ETF
                    SPDR(R) DJ WILSHIRE LARGE CAP GROWTH ETF
                     SPDR(R) DJ WILSHIRE LARGE CAP VALUE ETF
                         SPDR(R) DJ WILSHIRE MID CAP ETF
                     SPDR(R) DJ WILSHIRE MID CAP GROWTH ETF
                      SPDR(R) DJ WILSHIRE MID CAP VALUE ETF
                        SPDR(R) DJ WILSHIRE SMALL CAP ETF
                    SPDR(R) DJ WILSHIRE SMALL CAP GROWTH ETF
                     SPDR(R) DJ WILSHIRE SMALL CAP VALUE ETF
                          SPDR(R) DJ GLOBAL TITANS ETF
                          SPDR(R) DJ WILSHIRE REIT ETF
                              SPDR(R) KBW BANK ETF
                         SPDR(R) KBW CAPITAL MARKETS ETF
                            SPDR(R) KBW INSURANCE ETF
                      SPDR(R) MORGAN STANLEY TECHNOLOGY ETF
                           SPDR(R) S&P(R) DIVIDEND ETF
                     SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
                           SPDR(R) S&P(R) BIOTECH ETF
                   SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
                      SPDR(R) S&P(R) COMPUTER HARDWARE ETF
                      SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
                    SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
                     SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
                         SPDR(R) S&P(R) HOMEBUILDERS ETF
                         SPDR(R) S&P(R) LEISURETIME ETF
                       SPDR(R) S&P(R) METALS & MINING ETF
                SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF
              SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF
                 SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
                       SPDR(R) S&P(R) PHARMACEUTICALS ETF
                            SPDR(R) S&P(R) RETAIL ETF
                        SPDR(R) S&P(R) SEMICONDUCTOR ETF
                           SPDR(R) S&P(R) TELECOM ETF
                        SPDR(R) S&P(R) TRANSPORTATION ETF
                      SPDR(R) KBW REGIONAL BANKING(SM) ETF
                      SPDR(R) KBW MORTGAGE FINANCE(SM) ETF

                                OCTOBER 31, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS


OVERVIEW OF THE FUNDS..............................             1
  Who Should Invest?...............................             1
  Principal Strategies of the Funds................             2
  Principal Risks of the Funds.....................             4
DESCRIPTION OF THE FUNDS...........................             7
  SPDR DJ Wilshire Total Market ETF................             7
  SPDR DJ Wilshire Large Cap ETF...................             8
  SPDR DJ Wilshire Large Cap Growth ETF............             9
  SPDR DJ Wilshire Large Cap Value ETF.............             9
  SPDR DJ Wilshire Mid Cap ETF.....................            10
  SPDR DJ Wilshire Mid Cap Growth ETF..............            11
  SPDR DJ Wilshire Mid Cap Value ETF...............            12
  SPDR DJ Wilshire Small Cap ETF...................            13
  SPDR DJ Wilshire Small Cap Growth ETF............            13
  SPDR DJ Wilshire Small Cap Value ETF.............            14
  SPDR DJ Global Titans ETF........................            15
  SPDR DJ Wilshire REIT ETF........................            18
  SPDR KBW Bank ETF................................            19
  SPDR KBW Capital Markets ETF.....................            20
  SPDR KBW Insurance ETF...........................            21
  SPDR Morgan Stanley Technology ETF...............            22
  SPDR S&P Dividend ETF............................            23
  SPDR S&P Aerospace & Defense ETF.................            24
  SPDR S&P Biotech ETF.............................            26
  SPDR S&P Building & Construction ETF.............            27
  SPDR S&P Computer Hardware ETF...................            29
  SPDR S&P Computer Software ETF...................            31
  SPDR S&P Health Care Equipment ETF...............            33
  SPDR S&P Health Care Services ETF................            34
  SPDR S&P Homebuilders ETF........................            35
  SPDR S&P LeisureTime ETF.........................            36
  SPDR S&P Metals & Mining ETF.....................            38
  SPDR S&P Oil & Gas Equipment & Services ETF......            39
  SPDR S&P Oil & Gas Exploration & Production ETF..            40
  SPDR S&P Outsourcing & IT Consulting ETF.........            42
  SPDR S&P Pharmaceuticals ETF.....................            44

  SPDR S&P Retail ETF..............................            45
  SPDR S&P Semiconductor ETF.......................            46
  SPDR S&P Telecom ETF.............................            48
  SPDR S&P Transportation ETF......................            50
  SPDR KBW Regional Banking ETF....................            51
  SPDR KBW Mortgage Finance ETF....................            52
PERFORMANCE BAR CHARTS AND TABLES..................            54
FEES AND EXPENSES..................................            81
  Examples.........................................            90
ADDITIONAL INDEX INFORMATION.......................            94
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS...................................           102
  Additional Investment Strategies.................           102
  Additional Risks.................................           103
  Other Considerations.............................           106
MANAGEMENT.........................................           106
INDEX/TRADEMARK LICENSES/DISCLAIMERS...............           110
DETERMINATION OF NET ASSET VALUE...................           115
BUYING AND SELLING THE FUNDS.......................           116
PURCHASE AND REDEMPTION OF CREATION UNITS..........           116
DISTRIBUTIONS......................................           121
PORTFOLIO HOLDINGS.................................           122
TAX MATTERS........................................           122
GENERAL INFORMATION................................           126
FINANCIAL HIGHLIGHTS...............................           127
ADDITIONAL INFORMATION CONCERNING THE FUNDS........           146
WHERE TO LEARN MORE ABOUT THE FUNDS................    Back Cover

                              OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus as described herein (each is referred to as a "Fund" and collectively, the "Funds") are series of SPDR Series Trust (the "Trust").

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the total return, or in the case of the SPDR S&P Dividend ETF, the price and yield performance, of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Additional Index Information" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds. The Tuckerman Group LLC ("Tuckerman" or "Sub-Adviser") serves as the investment sub-adviser to the SPDR DJ Wilshire REIT ETF and is responsible for the day-to-day management of the SPDR DJ Wilshire REIT ETF's portfolio. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Tuckerman with respect to the SPDR DJ Wilshire REIT ETF where the context requires.

     The shares of the Funds (the "Shares") are listed on a national securities exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," principally in-kind for securities included in the relevant Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of securities as represented in each Fund's Index. Each Fund may be suitable for long-term investment in the market or sector represented in its Index. Shares of the Funds may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds, which are only bought and sold at closing net asset values, each Fund's Shares are listed on the Exchange and trade in a secondary market on an intraday basis and can be created and redeemed principally in-kind in Creation Units at each Fund's next calculated daily net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on each Fund that could arise from frequent cash creation and redemption transactions that may affect the net asset value of a Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities to raise cash for redemptions which, in turn, may generate taxable gains, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for shareholders who remain invested in a Fund.

                        PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index. A correlation of 1.00 would represent perfect correlation. A number of factors may affect a Fund's ability to achieve a high correlation with its Index, including the degree to which a Fund utilizes a sampling methodology (as described below). There can be no guarantee that a Fund will achieve a high degree of correlation.

     Except for the SPDR DJ Wilshire Total Market ETF, each Fund generally will invest in all of the stocks comprising its Index in proportion to the weightings in its Index. The Adviser, in seeking to achieve the SPDR DJ Wilshire Total Market ETF's investment objective, and under various circumstances where it may not be possible or practicable to purchase all of the securities in the benchmark Index for each Fund, will utilize a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the SPDR DJ Wilshire Total Market ETF to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the SPDR DJ Wilshire Total Market ETF's investment objective.

     In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track an Index.

     The Adviser will normally invest at least 95% of each Fund's total assets in securities that comprise its benchmark Index. ADRs and GDRs (each as defined below) may be included for purposes of this test. Each Fund may also invest its other assets in securities not included in its Index, but which the Adviser believes will help a Fund track the Index, as well as in certain futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds). Each Fund will generally concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that its benchmark Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of U.S. states or U.S. municipal governments and their political subdivisions are not considered to be issued by members of any industry.

     Each Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund.

     Each Fund will provide shareholders with at least 60 days notice prior to any material change in the above-noted 95% investment policy or changing its benchmark Index. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. The Board may not change a Fund's fundamental investment objective without shareholder approval.

                          PRINCIPAL RISKS OF THE FUNDS

     A FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN A FUND. A FUND MAY NOT ACHIEVE ITS OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-------------------------------------------------------------------------------------------------------------------------------

TICKER                 NAME



                                            INDEX RISK  MARKET RISK  MANAGEMENT RISK  NON-DIVERSIFIED RISK  INDEX TRACKING RISK
-------------------------------------------------------------------------------------------------------------------------------
  TMW   SPDR DJ Wilshire Total Market ETF        X           X              X                   X
-------------------------------------------------------------------------------------------------------------------------------
  ELR   SPDR DJ Wilshire Large Cap ETF           X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR DJ Wilshire Large Cap Growth
  ELG   ETF                                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR DJ Wilshire Large Cap Value
  ELV   ETF                                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  EMM   SPDR DJ Wilshire Mid Cap ETF             X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR DJ Wilshire Mid Cap Growth
  EMG   ETF                                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  EMV   SPDR DJ Wilshire Mid Cap Value ETF       X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  DSC   SPDR DJ Wilshire Small Cap ETF           X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR DJ Wilshire Small Cap Growth
  DSG   ETF                                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR DJ Wilshire Small Cap Value
  DSV   ETF                                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  DGT   SPDR DJ Global Titans ETF                X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  RWR   SPDR DJ Wilshire REIT ETF                X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  KBE   SPDR KBW Bank ETF                        X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  KCE   SPDR KBW Capital Markets ETF             X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  KIE   SPDR KBW Insurance ETF                   X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  MTK   SPDR Morgan Stanley Technology ETF       X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  SDY   SPDR S&P Dividend ETF                    X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XAR   SPDR S&P Aerospace & Defense ETF         X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XBI   SPDR S&P Biotech ETF                     X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR S&P Building & Construction
  XBC   ETF                                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XHW   SPDR S&P Computer Hardware ETF           X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  STW   SPDR S&P Computer Software ETF           X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XHE   SPDR S&P Health Care Equipment ETF       X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------

  XHS   SPDR S&P Health Care Services ETF        X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

TICKER                 NAME



                                            INDEX RISK  MARKET RISK  MANAGEMENT RISK  NON-DIVERSIFIED RISK  INDEX TRACKING RISK
-------------------------------------------------------------------------------------------------------------------------------
  XHB   SPDR S&P Homebuilders ETF                X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XLZ   SPDR S&P LeisureTime ETF                 X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XME   SPDR S&P Metals & Mining ETF             X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR S&P Oil & Gas Equipment &
  XES   Services ETF                             X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR S&P Oil & Gas Exploration &
  XOP   Production ETF                           X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
        SPDR S&P Outsourcing & IT
  XOT   Consulting ETF                           X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XPH   SPDR S&P Pharmaceuticals ETF             X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XRT   SPDR S&P Retail ETF                      X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XSD   SPDR S&P Semiconductor ETF               X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XTL   SPDR S&P Telecom ETF                     X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  XTN   SPDR S&P Transportation ETF              X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  KRE   SPDR KBW Regional Banking ETF            X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
  KMF   SPDR KBW Mortgage Finance ETF            X           X              X                   X                    X
-------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

TICKER



        SAMPLING INDEX TRACKING RISK  GROWTH RISK  VALUE RISK  LARGE CAP RISK  MID CAP RISK  SMALL CAP RISK  MICRO CAP RISK
---------------------------------------------------------------------------------------------------------------------------
  TMW                 X                                               X              X              X               X
---------------------------------------------------------------------------------------------------------------------------
  ELR                                                                 X
---------------------------------------------------------------------------------------------------------------------------
  ELG                                      X                          X
---------------------------------------------------------------------------------------------------------------------------
  ELV                                                   X             X
---------------------------------------------------------------------------------------------------------------------------
  EMM                                                                                X
---------------------------------------------------------------------------------------------------------------------------
  EMG                                      X                                         X
---------------------------------------------------------------------------------------------------------------------------
  EMV                                                   X                            X
---------------------------------------------------------------------------------------------------------------------------
  DSC                                                                                               X
---------------------------------------------------------------------------------------------------------------------------
  DSG                                      X                                                        X
---------------------------------------------------------------------------------------------------------------------------
  DSV                                                   X                                           X
---------------------------------------------------------------------------------------------------------------------------
  DGT                                                                 X
---------------------------------------------------------------------------------------------------------------------------
  RWR                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  KBE                                                                 X
---------------------------------------------------------------------------------------------------------------------------
  KCE                                                                 X
---------------------------------------------------------------------------------------------------------------------------
  KIE                                                                 X
---------------------------------------------------------------------------------------------------------------------------
  MTK                                                                 X
---------------------------------------------------------------------------------------------------------------------------
  SDY                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XAR                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XBI                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XBC                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XHW                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  STW                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XHE                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------

  XHS                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------

  XHB                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XLZ                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XME                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XES                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XOP                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XOT                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XPH                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XRT                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XSD                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XTL                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  XTN                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  KRE                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
  KMF                                                                 X              X              X
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------

TICKER



        FOREIGN SECURITIES RISK  CONCENTRATION RISK  SECTOR/INDUSTRY SPECIFIC RISK
----------------------------------------------------------------------------------
  TMW
----------------------------------------------------------------------------------
  ELR
----------------------------------------------------------------------------------
  ELG
----------------------------------------------------------------------------------
  ELV
----------------------------------------------------------------------------------
  EMM
----------------------------------------------------------------------------------
  EMG
----------------------------------------------------------------------------------
  EMV
----------------------------------------------------------------------------------
  DSC
----------------------------------------------------------------------------------
  DSG
----------------------------------------------------------------------------------
  DSV
----------------------------------------------------------------------------------
  DGT              X
----------------------------------------------------------------------------------
  RWR                                     X                        X
----------------------------------------------------------------------------------
  KBE                                     X                        X
----------------------------------------------------------------------------------
  KCE                                     X                        X
----------------------------------------------------------------------------------
  KIE                                     X                        X
----------------------------------------------------------------------------------
  MTK                                     X                        X
----------------------------------------------------------------------------------
  SDY                                     X
----------------------------------------------------------------------------------
  XAR                                     X                        X
----------------------------------------------------------------------------------
  XBI                                     X                        X
----------------------------------------------------------------------------------
  XBC                                     X                        X
----------------------------------------------------------------------------------
  XHW                                     X                        X
----------------------------------------------------------------------------------
  STW                                     X                        X
----------------------------------------------------------------------------------
  XHE                                     X                        X
----------------------------------------------------------------------------------

  XHS                                     X                        X
----------------------------------------------------------------------------------

  XHB                                     X                        X
----------------------------------------------------------------------------------
  XLZ                                     X                        X
----------------------------------------------------------------------------------
  XME                                     X                        X
----------------------------------------------------------------------------------
  XES                                     X                        X
----------------------------------------------------------------------------------
  XOP                                     X                        X
----------------------------------------------------------------------------------
  XOT                                     X                        X
----------------------------------------------------------------------------------
  XPH                                     X                        X
----------------------------------------------------------------------------------
  XRT                                     X                        X
----------------------------------------------------------------------------------
  XSD                                     X                        X
----------------------------------------------------------------------------------
  XTL                                     X                        X
----------------------------------------------------------------------------------
  XTN                                     X                        X
----------------------------------------------------------------------------------
  KRE                                     X                        X
----------------------------------------------------------------------------------
  KMF                                     X                        X
----------------------------------------------------------------------------------


     All of the Funds are subject to the following risks:

       INDEX RISK: Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell an equity security because the security's issuer was in financial trouble unless that security is removed from the relevant Index. A Fund may not perform the same as its benchmark Index due to tracking error.

       MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. The values of equity securities could decline generally or could underperform other investments.

       MANAGEMENT RISK: Because each Fund may, under certain circumstances, not fully replicate its Index and may hold less than the total number of equity securities in its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

       NON-DIVERSIFIED RISK: Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

       SAMPLING INDEX TRACKING RISK (SPDR DJ WILSHIRE TOTAL MARKET ETF): The Fund's return may not match or achieve a high degree of correlation with the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index, and also incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Because the Fund may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on its Index, as would be the case if the Fund purchased all of the equity securities in the Index.

       INDEX TRACKING RISK (ALL FUNDS EXCEPT SPDR DJ WILSHIRE TOTAL MARKET
       ETF): Each Fund's return may not match or achieve a high degree of correlation with the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. Each Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses.

                            DESCRIPTION OF THE FUNDS

                        SPDR DJ WILSHIRE TOTAL MARKET ETF
                                  (SYMBOL: TMW)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire 5000 Composite Index (the "Composite Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy and "sampling methodology" designed to track the total return performance of the float-adjusted Composite Index. The Composite Index is the most comprehensive measure of the U.S. stock market. The Composite Index is designed to represent the performance of all U.S. equity securities with readily available price data. The Composite Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Alternext US (formerly the American Stock Exchange) (together with the New York Stock Exchange, "NYSE'') and the NASDAQ Stock Market ("NASDAQ"). As of September 30, 2008, the Composite Index was comprised of 4,685 stocks.

     The Fund does not intend to purchase all of the securities in the Composite Index, but rather will utilize a "sampling" methodology in seeking to achieve the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Composite Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

       MICRO CAP RISK: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

                         SPDR DJ WILSHIRE LARGE CAP ETF
                                  (SYMBOL: ELR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Index (the "Large Cap Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Index. The Large Cap Index represents the large-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Large Cap Index includes the components of the Composite Index ranked approximately 1-750 by full market capitalization. As of September 30, 2008, the Large Cap Index was comprised of 740 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

                      SPDR DJ WILSHIRE LARGE CAP GROWTH ETF
                                  (SYMBOL: ELG)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Large Cap Growth Index (the "Large Cap Growth Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Growth Index. The Large Cap Growth Index represents the large-cap growth portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Large Cap Growth Index includes the components of the Composite Index ranked approximately 1-750 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2008, the Large Cap Growth Index was comprised of 450 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

                      SPDR DJ WILSHIRE LARGE CAP VALUE ETF
                                  (SYMBOL: ELV)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones

Wilshire Large Cap Value Index (the "Large Cap Value Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Large Cap Value Index. The Large Cap Value Index represents the large-cap value portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Large Cap Value Index includes the components of the Composite Index ranked approximately 1-750 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio,
(iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2008, the Large Cap Value Index was comprised of 290 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

                          SPDR DJ WILSHIRE MID CAP ETF
                                  (SYMBOL: EMM)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Index (the "Mid Cap Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Index. The Mid Cap Index represents the mid-cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Mid Cap Index includes the components of the Composite Index ranked 501-1,000 by full market capitalization. As of September 30, 2008, the Mid Cap Index was comprised of 494 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

                       SPDR DJ WILSHIRE MID CAP GROWTH ETF
                                  (SYMBOL: EMG)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Growth Index (the "Mid Cap Growth Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Growth Index. The Mid Cap Growth Index represents the mid-cap growth portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Mid Cap Growth Index includes the components of the Composite Index ranked approximately 501-1,000 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio,
(iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earning growth. As of September 30, 2008, the Mid Cap Growth Index was comprised of 267 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

                       SPDR DJ WILSHIRE MID CAP VALUE ETF
                                  (SYMBOL: EMV)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Mid Cap Value Index (the "Mid Cap Value Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Mid Cap Value Index. The Mid Cap Value Index represents the mid-cap value portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Mid Cap Value Index includes the components of the Composite Index ranked approximately 501-1,000 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earning growth. As of September 30, 2008, the Mid Cap Value Index was comprised of 227 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

                         SPDR DJ WILSHIRE SMALL CAP ETF
                                  (SYMBOL: DSC)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Index (the "Small Cap Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Index. The Small Cap Index represents the small cap portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Small Cap Index includes the components of the Composite Index ranked approximately 751-2500 by full market capitalization. As of September 30, 2008, the Small Cap Index was comprised of 1,752 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                      SPDR DJ WILSHIRE SMALL CAP GROWTH ETF
                                  (SYMBOL: DSG)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Growth Index (the "Small Cap Growth Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Growth Index. The Small Cap Growth Index represents the small-cap growth portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Small Cap

Growth Index includes the components of the Composite Index ranked approximately 751-2500 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2008, the Small Cap Growth Index was comprised of 937 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

       GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

                      SPDR DJ WILSHIRE SMALL CAP VALUE ETF
                                  (SYMBOL: DSV)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Small Cap Value Index (the "Small Cap Value Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies The Fund uses a passive management strategy designed to track the total return performance of the float-adjusted Small Cap Value Index. The Small Cap Value Index represents the small-cap value portion of the Composite Index. The Composite Index tracks all the U.S. common stocks regularly traded on the NYSE and NASDAQ. The Small Cap Value Index includes the components of the Composite Index ranked approximately 751-2500 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2008, the Small Cap Value Index was comprised of 815 stocks.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

       VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

                            SPDR DJ GLOBAL TITANS ETF
                                  (SYMBOL: DGT)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Global Titans 50 Index U.S. Close (the "Global Titans Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Global Titans Index. The Global Titans Index includes 50 stocks of multinational blue-chip companies that are traded on a major U.S. or foreign stock exchange. The component stocks are chosen by Dow Jones based on the combination of market data and fundamental data, such as float-adjusted market capitalization, sales/revenue and net profit.

     The Fund purchases American Depositary Receipts ("ADRs") or U.S. shares, if available, of foreign companies included in the Global Titans Index. If an ADR for a company is not available, the Fund will purchase the actual foreign security included in the Global Titans Index. The Fund purchases such ADRs or U.S. shares rather than the underlying foreign securities, because the closing value of the Global Titans Index is calculated based on ADR or U.S. share prices and, therefore, the Adviser believes that ADRs or U.S. shares best enable the Fund to accurately track the Global Titans Index. As of September 30, 2008, the Global Titans Index was comprised of 50 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above.

Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       FOREIGN SECURITIES RISK: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.

       Foreign Securities. The Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts ("GDRs"), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

       Depositary receipts may be "sponsored" or "unsponsored."   Sponsored
       depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

       Depositary receipts may be unregistered and unlisted. The Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within the Fund's limitation on investment in illiquid securities. It is possible that ADRs and GDRs purchased by the Fund in reliance on Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

       Foreign securities involve special risks and costs. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

       Currency Risk. The Fund's net asset value is determined on the basis of U.S. dollars, therefore, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

       Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

       Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

       LARGE CAP RISK: Returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid-sized companies.

                            SPDR DJ WILSHIRE REIT ETF
                                  (SYMBOL: RWR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire Real Estate Investment Trust Index (the "REIT Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the REIT Index. The REIT Index is a market capitalization weighted index of publicly traded real estate investment trusts ("REITs"). The REIT Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate. As of September 30, 2008, the REIT Index was comprised of 84 REITs.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       REAL ESTATE SECTOR RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended ("1940 Act").

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the REIT Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large REITs could trail the returns on investments in stocks of smaller and mid-sized REITs.

       MID CAP RISK: Mid-sized REITs may be more volatile and more likely than large-capitalization REITs to have relatively limited real estate holdings, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size REITs could trail the returns on investments in stocks of larger or smaller REITs.

       SMALL CAP RISK: Small-sized REITs may be more volatile and more likely than large- and mid-capitalization REITs to have relatively limited real estate holdings, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small REITs could trail the returns on investments in stocks of larger REITs.

                                SPDR KBW BANK ETF
                                  (SYMBOL: KBE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the KBW Bank Index (the "Bank Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Bank Index. The Bank Index is a float adjusted modified-market capitalization weighted index of geographically diverse companies representing national money center banks and regional banking institutions listed on U.S. stock markets. As of September 30, 2008, the Bank Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       BANKING SECTOR RISK: The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in lost market share.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Bank Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

                          SPDR KBW CAPITAL MARKETS ETF
                                  (SYMBOL: KCE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the KBW Capital Markets Index (the "Capital Markets Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Capital Markets Index. The Capital Markets Index is a float adjusted modified-market capitalization weighted index which measures the performance of publicly traded companies in the U.S. capital market industry and includes broker dealers, asset managers, trust and custody banks and a stock exchange. As of September 30,

2008, the Capital Markets Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       CAPITAL MARKETS SECTOR RISK: Companies within the Capital Markets Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Capital Markets Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

                             SPDR KBW INSURANCE ETF
                                  (SYMBOL: KIE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the KBW Insurance Index (the "Insurance Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Insurance Index. The Insurance Index is a float adjusted modified-market capitalization weighted index which measures the performance of companies in the insurance industry which are publicly traded in the U.S. The securities in the Insurance Index were selected to provide appropriate representation of the industry's diverse sub-sectors, including personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee. As of September 30,

2008, the Insurance Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       INSURANCE SECTOR RISK: Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulations or tax law changes in the future.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Insurance Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

                       SPDR MORGAN STANLEY TECHNOLOGY ETF
                                  (SYMBOL: MTK)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Technology Index (the "Technology Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the Technology Index. The Exchange calculates the Technology Index. Morgan Stanley & Co. Incorporated acts as consultant to the Exchange in connection with the Exchange's maintenance of the Technology Index. As of September 30, 2008, the Technology Index was comprised of 35 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Technology Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

                              SPDR S&P DIVIDEND ETF
                                  (SYMBOL: SDY)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the price and yield of the S&P High Yield Dividend Aristocrats Index (the "Dividend Index"). There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Dividend Index. The Dividend Index is designed to measure the performance of the

50 highest dividend yielding S&P Composite 1500 constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 years. As of September 30, 2008, the Dividend Index was comprised of 50 stocks.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Dividend Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on stocks of investments in mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                        SPDR S&P AEROSPACE & DEFENSE ETF
                                  (SYMBOL: XAR)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the aerospace and defense segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Aerospace &

Defense Select Industry Index (the "Aerospace & Defense Index"). The Aerospace & Defense Index represents the aerospace and defense sub-industry portion of the S&P Total Market Index (the "S&P TMI"). The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Aerospace & Defense Index was comprised of 21 stocks. The Aerospace & Defense Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       AEROSPACE AND DEFENSE INDUSTRY RISK: The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Aerospace & Defense Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                              SPDR S&P BIOTECH ETF
                                  (SYMBOL: XBI)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Biotechnology Select Industry Index (the "Biotech Index"). The Biotech Index represents the biotechnology sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Biotech Index was comprised of 22 stocks. The Biotech Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       BIOTECHNOLOGY INDUSTRY RISK: Companies within the biotech industry invest heavily in research and development which may not necessarily lead to commercially successful products. This industry is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Biotech Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                      SPDR S&P BUILDING & CONSTRUCTION ETF
                                  (SYMBOL: XBC)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the building and construction segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Building & Construction Select Industry Index (the "Building & Construction Index"). The Building & Construction Index represents the building and construction sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Building & Construction Index was comprised of 37 stocks. The Building & Construction Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       BUILDING AND CONSTRUCTION INDUSTRY RISK: Companies within the Building & Construction Index can be significantly affected by the national, regional and local residential and commercial real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, zoning laws, taxation, consumer confidence, real estate values, demographic patterns, building inventories, and the level of new and existing home sales. Natural disasters and environmental issues can also affect the building industry.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Building & Construction Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                         SPDR S&P COMPUTER HARDWARE ETF
                                  (SYMBOL: XHW)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the computer hardware segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Computer Hardware Select Industry Index (the "Computer Hardware Index"). The Computer Hardware Index represents the computer hardware sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Computer Hardware Index was comprised of 21 stocks. The Computer Hardware Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       COMPUTER INDUSTRY RISK: The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

       Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Computer Hardware Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                         SPDR S&P COMPUTER SOFTWARE ETF
                                  (SYMBOL: STW)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the computer software segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Computer Software Select Industry Index (the "Computer Software Index"). The Computer Software Index represents the computer software sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Computer Software Index was comprised of 37 stocks. The Computer Software Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       COMPUTER INDUSTRY RISK: The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

       Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Computer Software Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                       SPDR S&P HEALTH CARE EQUIPMENT ETF
                                  (SYMBOL: XHE)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Health Care Equipment Select Industry Index (the "Health Care Equipment Index"). The Health Care Equipment Index represents the health care equipment and supplies sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Health Care Equipment Index was comprised of 30 stocks. The Health Care Equipment Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       HEALTH CARE INDUSTRY RISK: Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval is often long and expensive.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Health Care Equipment Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                        SPDR S&P HEALTH CARE SERVICES ETF
                                  (SYMBOL: XHS)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the health care providers and services segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Health Care Services Select Industry Index (the "Health Care Services Index"). The Health Care Services Index represents the health care providers and services sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Health Care Services Index was comprised of 39 stocks. The Health Care Services Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       HEALTH CARE INDUSTRY RISK: Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the FDA. The process of obtaining FDA approval is often long and expensive.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Health Care Services Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                            SPDR S&P HOMEBUILDERS ETF
                                  (SYMBOL: XHB)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Homebuilders Select Industry Index (the "Homebuilders Index"). The Homebuilders Index represents the homebuilding sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Homebuilders Index was comprised of 21 stocks. The Homebuilders Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       HOMEBUILDING INDUSTRY RISK: Companies within the Homebuilders Index can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Homebuilders Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                            SPDR S&P LEISURETIME ETF
                                  (SYMBOL: XLZ)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the leisure industry segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P LeisureTime Select Industry Index (the "LeisureTime Index"). The LeisureTime Index represents the leisure sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the LeisureTime Index was comprised of 28 stocks. The LeisureTime Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       LEISURE INDUSTRY RISK: The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes, intense competition, technological developments, and government regulation.

       RETAIL INDUSTRY RISK: Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the LeisureTime Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                          SPDR S&P METALS & MINING ETF
                                  (SYMBOL: XME)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Metals & Mining Select Industry Index (the "Metals & Mining Index"). The Metals & Mining Index represents the metals and mining sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Metals & Mining Index was comprised of 22 stocks. The Metals & Mining Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       METALS AND MINING INDUSTRY RISK: The metals and mining industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Metals & Mining Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                   SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF
                                  (SYMBOL: XES)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the "Oil & Gas Equipment Index"). The Oil & Gas Equipment Index represents the oil and gas equipment and services sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Oil & Gas Equipment Index was comprised of 24 stocks. The Oil & Gas Equipment Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       OIL AND GAS INDUSTRY RISK: Companies in the oil and gas industry develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Oil & Gas Equipment Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                 SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF
                                  (SYMBOL: XOP)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Oil & Gas Exploration Index"). The Oil & Gas Exploration Index represents the oil and gas exploration and production sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Oil & Gas Exploration Index was comprised of 37 stocks. The Oil & Gas Exploration Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       OIL AND GAS INDUSTRY RISK: Companies in the oil and gas industry develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Oil & Gas Exploration Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                    SPDR S&P OUTSOURCING & IT CONSULTING ETF
                                  (SYMBOL: XOT)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the outsourcing and information technology consulting segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Outsourcing & IT Consulting Select Industry Index (the "Outsourcing & IT Consulting Index"). The Outsourcing & IT Consulting Index represents the outsourcing and information technology consulting sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Outsourcing & IT Consulting Index was comprised of 28 stocks. The Outsourcing & IT Consulting Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       OUTSOURCING AND CONSULTING INDUSTRY RISK: The information technology consulting services and outsourcing industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees.

       The success of companies in this industry is subject to continued demand for business services.

       COMPUTER INDUSTRY RISK: The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

       Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Outsourcing & IT Consulting Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                          SPDR S&P PHARMACEUTICALS ETF
                                  (SYMBOL: XPH)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Pharmaceuticals Select Industry Index (the "Pharmaceuticals Index"). The Pharmaceuticals Index represents the pharmaceuticals sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Pharmaceuticals Index was comprised of 21 stocks. The Pharmaceuticals Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       PHARMACEUTICALS INDUSTRY RISK: Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the FDA. The process of obtaining such approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Pharmaceuticals Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid- size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                               SPDR S&P RETAIL ETF
                                  (SYMBOL: XRT)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Retail Select Industry Index (the "Retail Index"). The Retail Index represents the retail sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Retail Index was comprised of 53 stocks. The Retail Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       RETAIL INDUSTRY RISK: Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Retail Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                           SPDR S&P SEMICONDUCTOR ETF
                                  (SYMBOL: XSD)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the semiconductor segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Semiconductor Select Industry Index (the "Semiconductor Index"). The Semiconductor Index represents the Semiconductor sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Semiconductor Index was comprised of 22 stocks. The Semiconductor Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Semiconductor Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                              SPDR S&P TELECOM ETF
                                  (SYMBOL: XTL)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the telecommunications segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Telecom Select Industry Index (the "Telecom Index"). The Telecom Index represents the telecommunications sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Telecom Index was comprised of 22 stocks. The Telecom Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       TELECOMMUNICATIONS INDUSTRY RISK: The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

       TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Telecom Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                           SPDR S&P TRANSPORTATION ETF
                                  (SYMBOL: XTN)

     Investment Objective. The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the transportation segment of a U.S. total market composite index. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the S&P Transportation Select Industry Index (the "Transportation Index"). The Transportation Index represents the transportation sub-industry portion of the S&P TMI. The S&P TMI tracks all the U.S. common stocks listed on the NYSE and NASDAQ. As of September 30, 2008, the Transportation Index was comprised of 35 stocks. The Transportation Index is an equal weighted market cap index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       TRANSPORTATION INDUSTRY RISK: The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Transportation Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                          SPDR KBW REGIONAL BANKING ETF
                                  (SYMBOL: KRE)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the KBW Regional Banking Index (the "Regional Banking Index"). The Regional Banking Index is an equal weighted index of geographically diverse companies representing regional banking institutions listed on U.S. stock markets. As of September 30, 2008, the Regional Banking Index was comprised of 50 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       BANKING SECTOR RISK: The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in lost market share.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Regional Banking Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                          SPDR KBW MORTGAGE FINANCE ETF
                                  (SYMBOL: KMF)

     Investment Objective: The Fund's investment objective is to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the total return performance of the KBW Mortgage Finance Index (the "Mortgage Index"). The Mortgage Index is a float adjusted modified-market capitalization weighted index of geographically diverse companies representing mortgage banks, loan processors, marketing and service institutions listed on U.S. stock markets. As of September 30, 2008, the Mortgage Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

       MORTGAGE INDUSTRY RISK: The mortgage industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at banks and other federally insured institutions, in response to a high failure rate, have led to high capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home loans. Significant changes are occurring in the origination, packaging, marketing and selling, holding, and insuring of mortgage products.

       CONCENTRATION RISK: The Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Mortgage Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

       LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

       MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

       SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

                                   PERFORMANCE
                              BAR CHARTS AND TABLES

     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns based on net assets and comparing each Fund's performance to its Index. Past performance (both before and after taxes) is not necessarily an indication of how the Funds will perform in the future. The after-tax returns presented below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Funds not listed below have not yet completed a full calendar year of investment operations and therefore do not have any performance history. Once such Funds have completed a full calendar year of operations, a bar chart and table will be included with respect to such Funds that will provide some indication of the risks of investing in such Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to its Index.

                        SPDR DJ WILSHIRE TOTAL MARKET ETF

(PERFORMANCE GRAPH)

Calendar Year End 2001               -10.23
Calendar Year End 2002               -21.21
Calendar Year End 2003                26.63
Calendar Year End 2004                10.01
Calendar Year End 2005                 6.91
Calendar Year End 2006                14.91
Calendar Year End 2007*                5.44




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -18.45%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on October 4, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 14.78% for the quarter ended June 30, 2003, and the lowest quarterly return for the Fund was -16.73% for the quarter ended September 30, 2002.

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,   ONE     THREE     FIVE          SINCE
2007)                             YEAR  YEARS(1)  YEARS(1)  INCEPTION(1), (2)
-----------------------------------------------------------------------------------
Return Before Taxes              5.44%    9.01%    12.53%         2.65%
-----------------------------------------------------------------------------------
Return After Taxes on
  Distributions                  5.19%    8.75%    12.25%         2.31%
-----------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption
  of Creation Units              3.87%    7.73%    10.94%         2.13%
-----------------------------------------------------------------------------------
Dow Jones Wilshire 5000
  Composite Index (reflects no
  deduction for fees, expenses
  or taxes)                      5.48%    9.16%    14.01%         2.92%
-----------------------------------------------------------------------------------


(1) Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire 5000 Composite Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

(2) Investment operations commenced on October 4, 2000.

                         SPDR DJ WILSHIRE LARGE CAP ETF

(PERFORMANCE GRAPH)

Calendar Year End 2006               15.38
Calendar Year End 2007*               6.21




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -18.96%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 6.89% for the quarter ended December 31, 2006, and the lowest quarterly return for the Fund was -2.89% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)         YEAR   INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                          6.21%      11.34%
-----------------------------------------------------------------------
Return After Taxes on Distributions          5.91%      10.99%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units               4.43%       9.68%
-----------------------------------------------------------------------
Dow Jones Wilshire Large Cap Index
  (reflects no deduction for fees, expenses
  or taxes)                                  6.40%      11.45%
-----------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                      SPDR DJ WILSHIRE LARGE CAP GROWTH ETF

(PERFORMANCE GRAPH)

Calendar Year End 2001               -25.66
Calendar Year End 2002               -31.65
Calendar Year End 2003                29.18
Calendar Year End 2004                 4.92
Calendar Year End 2005                 3.10
Calendar Year End 2006                 8.93
Calendar Year End 2007*               10.77




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -18.68%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 17.06% for the quarter ended December 31, 2001, and the lowest quarterly return for the Fund was -24.88% for the quarter ended September 30, 2001.

------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,    ONE     THREE     FIVE          SINCE
2007)                             YEAR   YEARS(1)  YEARS(1)  INCEPTION(1), (2)
------------------------------------------------------------------------------------
Return Before Taxes              10.77%    7.55%    11.01%         -6.09%
------------------------------------------------------------------------------------
Return After Taxes on
  Distributions                  10.63%    7.42%    10.87%         -6.20%
------------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption
  of Creation Units               7.18%    6.47%     9.60%         -5.04%
------------------------------------------------------------------------------------
Dow Jones Wilshire Large Cap
  Growth Index (reflects no
  deduction for fees, expenses
  or taxes)                      10.97%    9.07%    12.62%         -2.78%
------------------------------------------------------------------------------------


(1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Large Cap Growth Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

(2) Investment operations commenced on September 25, 2000.

                      SPDR DJ WILSHIRE LARGE CAP VALUE ETF

(PERFORMANCE GRAPH)

Calendar Year End 2001                -6.30
Calendar Year End 2002               -17.60
Calendar Year End 2003                25.51
Calendar Year End 2004                13.12
Calendar Year End 2005                 5.48
Calendar Year End 2006                21.55
Calendar Year End 2007*                1.70




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -19.47%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 18.25% for the quarter ended June 30, 2003, and the lowest quarterly return for the Fund was -16.47% for the quarter ended September 30, 2002.

------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,    ONE     THREE     FIVE          SINCE
2007)                              YEAR  YEARS(1)  YEARS(1)  INCEPTION(1), (2)
------------------------------------------------------------------------------------
Return Before Taxes               1.70%    9.25%    13.11%         5.87%
------------------------------------------------------------------------------------
Return After Taxes on
  Distributions                   1.30%    8.84%    12.69%         5.32%
------------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption
  of Creation Units               1.65%    7.97%    11.55%         4.98%
------------------------------------------------------------------------------------
Dow Jones Wilshire Large Cap
  Value Index (reflects no
  deduction for fees, expenses
  or taxes)                       1.84%    9.48%    14.23%         7.27%
------------------------------------------------------------------------------------


(1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Large Cap Value Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

(2) Investment operations commenced on September 25, 2000.

                          SPDR DJ WILSHIRE MID CAP ETF

(PERFORMANCE GRAPH)

Calendar Year End 2006               13.27
Calendar Year End 2007*               5.59




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -17.43%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 8.65% for the quarter ended March 31, 2006, and the lowest quarterly return for the Fund was -3.95% for the quarter ended June 30, 2006.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)         YEAR   INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                          5.59%      10.88%
-----------------------------------------------------------------------
Return After Taxes on Distributions          4.27%       9.98%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units               4.43%       9.07%
-----------------------------------------------------------------------
Dow Jones Wilshire Mid Cap Index (reflects
  no deduction for fees, expenses or taxes)  5.58%      10.91%
-----------------------------------------------------------------------


(1)  Investment operations commenced on November 8, 2005.

                       SPDR DJ WILSHIRE MID CAP GROWTH ETF

(PERFORMANCE GRAPH)

Calendar Year End 2006               11.32
Calendar Year End 2007*              11.04




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -19.91%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 9.47% for the quarter ended March 31, 2006, and the lowest quarterly return for the Fund was -5.39% for the quarter ended June 30, 2006.

------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                    ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)         YEAR    INCEPTION(1)
------------------------------------------------------------------------
Return Before Taxes                          11.04%      12.60%
------------------------------------------------------------------------
Return After Taxes on Distributions          10.41%      12.07%
------------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units                7.37%      10.65%
------------------------------------------------------------------------
Dow Jones Wilshire Mid Cap Growth Index
  (reflects no deduction for fees, expenses
  or taxes)                                  11.24%      12.72%
------------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                       SPDR DJ WILSHIRE MID CAP VALUE ETF

(PERFORMANCE GRAPH)

Calendar Year End 2006               15.42
Calendar Year End 2007*              -1.52




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -13.54%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 8.40% for the quarter ended December 31, 2006, and the lowest quarterly return for the Fund was -5.05% for the quarter ended September 30, 2007.

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                           ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)                YEAR    INCEPTION(1)
-------------------------------------------------------------------------------
Return Before Taxes                                 -1.52%       8.29%
-------------------------------------------------------------------------------
Return After Taxes on Distributions                 -1.88%       7.73%
-------------------------------------------------------------------------------
Return After Taxes on Distributions and Redemption
  of Creation Units                                 -0.63%       6.98%
-------------------------------------------------------------------------------
Dow Jones Wilshire Mid Cap Value Index (reflects
  no deduction for fees, expenses or taxes)         -1.29%       8.46%
-------------------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                         SPDR DJ WILSHIRE SMALL CAP ETF

(Performance Graph)

Calendar Year End 2006               16.59
Calendar Year End 2007*               1.69




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -14.52%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 12.51% for the quarter ended March 31, 2006, and the lowest quarterly return for the Fund was -4.91% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)         YEAR   INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                          1.69%      10.04%
-----------------------------------------------------------------------
Return After Taxes on Distributions          1.42%       9.60%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units               1.32%       8.52%
-----------------------------------------------------------------------
Dow Jones Wilshire Small Cap Index
  (reflects no deduction for fees, expenses
  or taxes)                                  1.90%      10.26%
-----------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                      SPDR DJ WILSHIRE SMALL CAP GROWTH ETF

(Performance Graph)

Calendar Year End 2001                -8.88
Calendar Year End 2002               -38.94
Calendar Year End 2003                48.05
Calendar Year End 2004                15.18
Calendar Year End 2005                 8.73
Calendar Year End 2006                13.37
Calendar Year End 2007*                7.89




* As of September 30, 2008, the Fund's Calendar Year-to-Date return was -17.58%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 32.87% for the quarter ended December 31, 2001, and the lowest quarterly return for the Fund was -30.33% for the quarter ended September 30, 2001.

-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,   ONE     THREE     FIVE          SINCE
2007)                             YEAR  YEARS(1)  YEARS(1)  INCEPTION(1), (2)
-----------------------------------------------------------------------------------
Return Before Taxes              7.89%    9.97%    17.79%         0.16%
-----------------------------------------------------------------------------------
Return After Taxes on
  Distributions                  7.58%    9.84%    17.68%         0.10%
-----------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption
  of Creation Units              5.51%    8.58%    15.73%         0.13%
-----------------------------------------------------------------------------------
Dow Jones Wilshire Small Cap
  Growth Index (reflects no
  deduction for fees, expenses
  or taxes)                      8.05%   10.48%    19.38%         3.06%
-----------------------------------------------------------------------------------


(1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Small Cap Growth Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

(2) Investment operations commenced on September 25, 2000.

                      SPDR DJ WILSHIRE SMALL CAP VALUE ETF

(Performance Graph)

Calendar Year End 2001               12.33
Calendar Year End 2002               -2.72
Calendar Year End 2003               42.91
Calendar Year End 2004               17.96
Calendar Year End 2005                5.89
Calendar Year End 2006               19.66
Calendar Year End 2007*              -4.22




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -11.11%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 22.69% for the quarter ended June 30, 2003, and the lowest quarterly return for the Fund was -13.91% for the quarter ended September 30, 2002.

------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,    ONE     THREE     FIVE          SINCE
2007)                             YEAR   YEARS(1)  YEARS(1)  INCEPTION(1), (2)
------------------------------------------------------------------------------------
Return Before Taxes              -4.22%    6.66%    15.39%         13.97%
------------------------------------------------------------------------------------
Return After Taxes on
  Distributions                  -4.74%    5.85%    14.27%         12.65%
------------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption
  of Creation Units              -2.34%    5.48%    13.47%         12.11%
------------------------------------------------------------------------------------
Dow Jones Wilshire Small Cap
  Value Index (reflects no
  deduction for fees, expenses
  or taxes)                      -4.13%    6.61%    16.31%         12.45%
------------------------------------------------------------------------------------


(1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Small Cap Value Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

(2) Investment operations commenced on September 25, 2000.

                            SPDR DJ GLOBAL TITANS ETF

(Performance Graph)

Calendar Year End 2001               -12.92
Calendar Year End 2002               -23.35
Calendar Year End 2003                24.94
Calendar Year End 2004                 7.32
Calendar Year End 2005                 2.90
Calendar Year End 2006                19.83
Calendar Year End 2007*                5.95




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -22.35%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 14.77% for the quarter ended June 30, 2003, and the lowest quarterly return for the Fund was -17.99% for the quarter ended September 30, 2002.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,      ONE   THREE   FIVE       SINCE
2007)                                YEAR  YEARS   YEARS  INCEPTION(1)
----------------------------------------------------------------------------
Return Before Taxes                 5.95%  9.32%  11.86%      0.93%
----------------------------------------------------------------------------
Return After Taxes on
  Distributions                     5.60%  8.97%  11.51%      0.56%
----------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption of
  Creation Units                    4.31%  7.98%  10.32%      0.65%
----------------------------------------------------------------------------
Dow Jones Global Titans 50 Index
  (reflects no deduction for fees,
  expenses or taxes)                6.33%  9.86%  12.46%      1.47%
----------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.

                            SPDR DJ WILSHIRE REIT ETF

(Performance Graph)

Calendar Year End 2002                 3.26
Calendar Year End 2003                35.45
Calendar Year End 2004                32.71
Calendar Year End 2005                13.63
Calendar Year End 2006                35.51
Calendar Year End 2007*              -17.69




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was 1.25%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on April 23, 2001. During the period shown above (January 1, 2002 through December 31, 2007), the highest quarterly return for the Fund was 15.82% for the quarter ended December 31, 2004, and the lowest quarterly return for the Fund was -13.46% for the quarter ended December 31, 2007.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,     ONE    THREE   FIVE       SINCE
2007)                               YEAR   YEARS   YEARS  INCEPTION(1)
----------------------------------------------------------------------------
Return Before Taxes               -17.69%  8.22%  17.90%     15.83%
----------------------------------------------------------------------------
Return After Taxes on
  Distributions                   -18.20%  7.02%  16.30%     14.00%
----------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption
  of Creation Units               -10.70%  6.69%  15.33%     13.38%
----------------------------------------------------------------------------
Dow Jones Wilshire REIT Index
  (reflects no deduction for
  fees, expenses or taxes)        -17.55%  8.46%  18.27%     16.04%
----------------------------------------------------------------------------


(1) Investment operations commenced on April 23, 2001.

                                SPDR KBW BANK ETF

(Performance Graph)

Calendar Year End 2006                16.50
Calendar Year End 2007*              -21.81




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -20.74%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 6.22% for the quarter ended September 30, 2006, and the lowest quarterly return for the Fund was -15.45% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                  ONE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                        -21.81%      -2.57%
-----------------------------------------------------------------------
Return After Taxes on Distributions        -22.75%      -3.44%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units             -13.67%      -2.33%
-----------------------------------------------------------------------
KBW Bank Index (reflects no deduction for
  fees, expenses or taxes)                 -21.81%      -2.32%
-----------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                          SPDR KBW CAPITAL MARKETS ETF

(Performance Graph)

Calendar Year End 2006               28.47
Calendar Year End 2007*               0.94




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -40.32%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 14.26% for the quarter ended March 31, 2006, and the lowest quarterly return for the Fund was -6.00% for the quarter ended June 30, 2006.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)         YEAR   INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                          0.94%      14.39%
-----------------------------------------------------------------------
Return After Taxes on Distributions          0.79%      13.94%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units               0.71%      12.30%
-----------------------------------------------------------------------
KBW Capital Markets Index (reflects no
  deduction for fees, expenses or taxes)     1.26%      14.66%
-----------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                             SPDR KBW INSURANCE ETF

(Performance Graph)

Calendar Year End 2006               10.19
Calendar Year End 2007*              -5.81




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -25.45%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 6.63% for the quarter ended December 31, 2006, and the lowest quarterly return for the Fund was -7.24% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         -5.81%       2.18%
-----------------------------------------------------------------------
Return After Taxes on Distributions         -6.14%       1.90%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              -3.51%       1.82%
-----------------------------------------------------------------------
KBW Insurance Index (reflects no deduction
  for fees, expenses or taxes)              -5.49%       2.53%
-----------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                       SPDR MORGAN STANLEY TECHNOLOGY ETF

(Performance Graph)

Calendar Year End 2001               -24.33
Calendar Year End 2002               -43.44
Calendar Year End 2003                65.05
Calendar Year End 2004                 6.56
Calendar Year End 2005                 2.85
Calendar Year End 2006                 8.83
Calendar Year End 2007*                9.73




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -23.37%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on September 25, 2000. During the period shown above (January 1, 2001 through December 31, 2007), the highest quarterly return for the Fund was 35.54% for the quarter ended December 31, 2001, and the lowest quarterly return for the Fund was -35.46% for the quarter ended September 30, 2001.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR PERIOD ENDING DECEMBER 31,      ONE   THREE   FIVE       SINCE
2007)                               YEAR   YEARS   YEARS  INCEPTION(1)
----------------------------------------------------------------------------
Return Before Taxes                 9.73%  7.09%  16.65%     -6.04%
----------------------------------------------------------------------------
Return After Taxes on
  Distributions                     9.71%  7.08%  16.64%     -6.05%
----------------------------------------------------------------------------
Return After Taxes on
  Distributions and Redemption of
  Creation Units                    6.34%  6.09%  14.71%     -4.97%
----------------------------------------------------------------------------
Morgan Stanley Technology Index
  (reflects no deduction for
  fees, expenses or taxes)         10.24%  7.63%  17.24%     -5.61%
----------------------------------------------------------------------------


(1) Investment operations commenced on September 25, 2000.

                              SPDR S&P DIVIDEND ETF

(Performance Graph)

Calendar Year End 2006               17.74
Calendar Year End 2007*              -6.39




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -8.12%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on November 8, 2005. During the period shown above (January 1, 2006 through December 31, 2007), the highest quarterly return for the Fund was 6.44% for the quarter ended September 30, 2006, and the lowest quarterly return for the Fund was -5.97% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         -6.39%       5.46%
-----------------------------------------------------------------------
Return After Taxes on Distributions         -7.23%       4.75%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              -3.42%       4.57%
-----------------------------------------------------------------------
S&P High Yield Dividend Aristocrats Index
  (reflects no deduction for fees,
  expenses or taxes)                        -6.29%       5.57%
-----------------------------------------------------------------------


(1) Investment operations commenced on November 8, 2005.

                              SPDR S&P BIOTECH ETF

(Performance Graph)

Calendar Year End 2007*              29.10




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was 3.26%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on January 31, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 13.92% for the quarter ended September 30, 2007, and the lowest quarterly return for the Fund was 2.41% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         29.10%       9.95%
-----------------------------------------------------------------------
Return After Taxes on Distributions         29.05%       9.92%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              18.98%       8.51%
-----------------------------------------------------------------------
S&P Biotechnology Select Industry Index
  (reflects no deduction for fees,
  expenses or taxes)                        29.63%      10.41%
-----------------------------------------------------------------------


(1) Investment operations commenced on January 31, 2006.

                            SPDR S&P HOMEBUILDERS ETF

(Performance Graph)

Calendar Year End 2007*              -47.65




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was 2.77%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on January 31, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was -6.55% for the quarter ended June 30, 2007, and the lowest quarterly return for the Fund was -29.34% for the quarter ended September 30, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                  ONE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                        -47.65%      -36.46%
-----------------------------------------------------------------------
Return After Taxes on Distributions        -47.80%      -36.58%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units             -30.86%      -29.86%
-----------------------------------------------------------------------
S&P Homebuilders Select Industry Index
  (reflects no deduction for fees,
  expenses or taxes)                       -47.74%      -36.47%
-----------------------------------------------------------------------


(1) Investment operations commenced on January 31, 2006.

                          SPDR S&P METALS & MINING ETF

(Performance Graph)

Calendar Year End 2007*              42.58




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -31.84%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on June 19, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 16.86% for the quarter ended March 31, 2007, and the lowest quarterly return for the Fund was 1.92% for the quarter ended September 30, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         42.58%      37.09%
-----------------------------------------------------------------------
Return After Taxes on Distributions         42.43%      36.93%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              27.82%      31.85%
-----------------------------------------------------------------------
S&P Metals & Mining Select Industry Index
  (reflects no deduction for fees,
  expenses or taxes)                        42.99%      36.24%
-----------------------------------------------------------------------


(1) Investment operations commenced on June 19, 2006.

                   SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF

(Performance Graph)

Calendar Year End 2007*              38.79




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -19.11%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on June 19, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 17.39% for the quarter ended June 30, 2007, and the lowest quarterly return for the Fund was 2.22% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         38.79%      27.82%
-----------------------------------------------------------------------
Return After Taxes on Distributions         38.65%      27.73%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              25.30%      23.83%
-----------------------------------------------------------------------
S&P Oil & Gas Equipment & Services Select
  Industry Index (reflects no deduction
  for fees, expenses or taxes)              39.27%      27.33%
-----------------------------------------------------------------------


(1) Investment operations commenced on June 19, 2006.

                 SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF

(Performance Graph)

Calendar Year End 2007*              36.90




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -13.47%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on June 19, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 12.91% for the quarter ended June 30, 2007, and the lowest quarterly return for the Fund was 2.48% for the quarter ended September 30, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         36.90%      32.81%
-----------------------------------------------------------------------
Return After Taxes on Distributions         36.85%      32.77%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              24.04%      28.18%
-----------------------------------------------------------------------
S&P Oil & Gas Exploration & Production
  Select Industry Index (reflects no
  deduction for fees, expenses or taxes)    37.36%      32.10%
-----------------------------------------------------------------------


(1) Investment operations commenced on June 19, 2006.

                          SPDR S&P PHARMACEUTICALS ETF

(Performance Graph)

Calendar Year End 2007*              -1.38




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -5.40%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on June 19, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 3.30% for the quarter ended June 30, 2007, and the lowest quarterly return for the Fund was -4.71% for the quarter ended September 30, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         -1.38%       5.83%
-----------------------------------------------------------------------
Return After Taxes on Distributions         -1.54%       5.64%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              -0.68%       4.96%
-----------------------------------------------------------------------
S&P Pharmaceuticals Select Industry Index
  (reflects no deduction for fees,
  expenses or taxes)                        -1.08%       5.99%
-----------------------------------------------------------------------


(1) Investment operations commenced on June 19, 2006.

                               SPDR S&P RETAIL ETF

(Performance Graph)

Calendar Year End 2007*              -16.13




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -9.59%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on June 19, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 5.86% for the quarter ended March 31, 2007, and the lowest quarterly return for the Fund was -12.90% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                  ONE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                        -16.13%      -4.53%
-----------------------------------------------------------------------
Return After Taxes on Distributions        -16.23%      -4.63%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units             -10.46%      -3.88%
-----------------------------------------------------------------------
S&P Retail Select Industry Index
  (reflects no deduction for fees,
  expenses or taxes)                       -15.81%      -4.05%
-----------------------------------------------------------------------


(1) Investment operations commenced on June 19, 2006.

                           SPDR S&P SEMICONDUCTOR ETF

(Performance Graph)

Calendar Year End 2007*              -5.04




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -24.27%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on January 31, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was 9.42% for the quarter ended June 30, 2007, and the lowest quarterly return for the Fund was -15.60% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                   ONE        SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                         -5.04%      -6.57%
-----------------------------------------------------------------------
Return After Taxes on Distributions         -5.09%      -6.61%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units              -3.20%      -5.56%
-----------------------------------------------------------------------
S&P Semiconductor Select Industry Index
  (reflects no deduction for fees,
  expenses or taxes)                        -4.71%      -6.26%
-----------------------------------------------------------------------


(1) Investment operations commenced on January 31, 2006.

                          SPDR KBW REGIONAL BANKING ETF

(Performance Graph)

Calendar Year End 2007*              -22.01




* As of September 30, 2008, the Fund's Calendar Year-To-Date return was -2.71%.

     This bar chart shows the performance of the Fund's Shares for each full calendar year since its inception on June 19, 2006. During the period shown above (January 1, 2007 through December 31, 2007), the highest quarterly return for the Fund was -3.20% for the quarter ended September 30, 2007, and the lowest quarterly return for the Fund was -13.33% for the quarter ended December 31, 2007.

-----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                  ONE         SINCE
(FOR PERIOD ENDING DECEMBER 31, 2007)        YEAR    INCEPTION(1)
-----------------------------------------------------------------------
Return Before Taxes                        -22.01%      -11.68%
-----------------------------------------------------------------------
Return After Taxes on Distributions        -23.30%      -12.79%
-----------------------------------------------------------------------
Return After Taxes on Distributions and
  Redemption of Creation Units             -14.04%      -10.33%
-----------------------------------------------------------------------
KBW Regional Banking Index (reflects no
  deduction for fees, expenses or taxes)   -21.96%      -10.81%
-----------------------------------------------------------------------


(1) Investment operations commenced on June 19, 2006.

                                FEES AND EXPENSES

     The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)

                                                                  SPDR          SPDR
                                     SPDR           SPDR      DJ WILSHIRE   DJ WILSHIRE
                                  DJ WILSHIRE   DJ WILSHIRE    LARGE CAP     LARGE CAP
                                 TOTAL MARKET    LARGE CAP       GROWTH        VALUE
                                      ETF           ETF           ETF           ETF
                                 ------------   -----------   -----------   -----------
SHAREHOLDER FEES
(fees paid directly from your
  investment, but see "Purchase
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees)............      0.00%          0.00%         0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from the Fund's assets)(2)
  Management Fees..............      0.20%          0.20%         0.20%         0.20%
  Distribution and Service
     (12b-1) Fees..............      None           0.00%(3)      0.00%(3)      0.00%(3)
  Other Expenses(4)............      0.00%          0.00%         0.00%         0.00%
                                     ----           ----          ----          ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES.....................      0.20%          0.20%         0.20%         0.20%
                                     ====           ====          ====          ====



--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.

                                     SPDR          SPDR          SPDR          SPDR
                                 DJ WILSHIRE   DJ WILSHIRE   DJ WILSHIRE   DJ WILSHIRE
                                   MID CAP       MID CAP       MID CAP      SMALL CAP
                                     ETF        GROWTH ETF    VALUE ETF        ETF
                                 -----------   -----------   -----------   -----------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment, but see "Purchase
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees)............      0.00%         0.00%         0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from the Fund's assets)(2)
  Management Fees..............      0.25%         0.25%         0.25%         0.25%
  Distribution and Service
     (12b-1) Fees(3)...........      0.00%         0.00%         0.00%         0.00%
  Other Expenses(4)............      0.00%         0.00%         0.00%         0.00%
                                     ----          ----          ----          ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES.....................      0.25%         0.25%         0.25%         0.25%
                                     ====          ====          ====          ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.

                                      SPDR          SPDR         SPDR         SPDR
                                  DJ WILSHIRE   DJ WILSHIRE   DJ GLOBAL   DJ WILSHIRE
                                   SMALL CAP     SMALL CAP      TITANS        REIT
                                   GROWTH ETF    VALUE ETF       ETF          ETF
                                  -----------   -----------   ---------   -----------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment, but see "Purchase
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees).............      0.00%         0.00%        0.00%        0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  the Fund's assets)(2)
  Management Fees...............      0.25%         0.25%        0.50%        0.25%
  Distribution and Service (12b-
     1) Fees(3).................      0.00%         0.00%        0.00%        0.00%
  Other Expenses(4).............      0.00%         0.00%        0.00%        0.00%
                                      ----          ----         ----         ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES......................      0.25%         0.25%        0.50%        0.25%
                                      ====          ====         ====         ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.

                                                                        SPDR
                                    SPDR       SPDR         SPDR       MORGAN
                                     KBW       KBW          KBW        STANLEY
                                    BANK     CAPITAL     INSURANCE   TECHNOLOGY
                                     ETF   MARKETS ETF      ETF          ETF
                                    ----   -----------   ---------   ----------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment,
  but see "Purchase and Redemption
  of Creation Units" for a
  discussion of
  Creation and Redemption
  Transaction
  Fees)...........................  0.00%      0.00%        0.00%       0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  the Fund's assets)(2)
  Management Fees.................  0.35%      0.35%        0.35%       0.50%
  Distribution and Service (12b-1)
     Fees(3)......................  0.00%      0.00%        0.00%       0.00%
  Other Expenses(4)...............  0.00%      0.00%        0.00%       0.00%
                                    ----       ----         ----        ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES........................  0.35%      0.35%        0.35%       0.50%
                                    ====       ====         ====        ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.

                                              SPDR S&P                 SPDR S&P
                                 SPDR S&P   AEROSPACE &   SPDR S&P    BUILDING &
                                 DIVIDEND     DEFENSE      BIOTECH   CONSTRUCTION
                                    ETF         ETF          ETF          ETF
                                 --------   -----------   --------   ------------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment, but see "Purchase
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees)............    0.00%        0.00%       0.00%        0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from the Fund's assets)(2)
  Management Fees..............    0.35%        0.35%       0.35%        0.35%
  Distribution and Service
     (12b-1) Fees(3)...........    0.00%        0.00%       0.00%        0.00%
  Other Expenses(4)............    0.00%        0.00%(5)    0.00%        0.00%(5)
                                   ----         ----        ----         ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES.....................    0.35%        0.35%       0.35%        0.35%
                                   ====         ====        ====         ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Fund had not commenced operations as of June 30, 2008. "Other Expenses" (and therefore "Total Annual Fund Operating Expenses") are estimates based on the anticipated expenses the Fund expects to incur for the fiscal year ending June 30, 2009.

                                  SPDR S&P   SPDR S&P     SPDR S&P      SPDR S&P
                                  COMPUTER   COMPUTER   HEALTH CARE   HEALTH CARE
                                  HARDWARE   SOFTWARE    EQUIPMENT      SERVICES
                                     ETF        ETF         ETF           ETF
                                  --------   --------   -----------   -----------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment, but see "Purchase
  and Redemption of Creation
  Units" for a discussion of
  Creation and Redemption
  Transaction Fees).............    0.00%      0.00%        0.00%         0.00%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  the Fund's assets)(2)
  Management Fees...............    0.35%      0.35%        0.35%         0.35%
  Distribution and Service (12b-
     1) Fees(3).................    0.00%      0.00%        0.00%         0.00%
  Other Expenses(4), (5)........    0.00%      0.00%        0.00%         0.00%
                                    ----       ----         ----          ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES......................    0.35%      0.35%        0.35%         0.35%
                                    ====       ====         ====          ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Fund had not commenced operations as of June 30, 2008. "Other Expenses" (and therefore "Total Annual Fund Operating Expenses") are estimates based on the anticipated expenses the Fund expects to incur for the fiscal year ending June 30, 2009.

                                                                         SPDR S&P
                                                            SPDR S&P    OIL & GAS
                                 SPDR S&P       SPDR S&P    METALS &   EQUIPMENT &
                               HOMEBUILDERS   LEISURETIME    MINING      SERVICES
                                    ETF           ETF          ETF         ETF
                               ------------   -----------   --------   -----------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment, but see
  "Purchase and Redemption of
  Creation Units" for a
  discussion of Creation and
  Redemption Transaction
  Fees)......................      0.00%          0.00%       0.00%        0.00%
ANNUAL FUND OPERATING
  EXPENSES
(expenses that are deducted
  from the Fund's assets)(2)
  Management Fees............      0.35%          0.35%       0.35%        0.35%
  Distribution and Service
     (12b-1) Fees(3).........      0.00%          0.00%       0.00%        0.00%
  Other Expenses(4)..........      0.00%          0.00%(5)    0.00%        0.00%
                                   ----           ----        ----         ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES...................      0.35%          0.35%       0.35%        0.35%
                                   ====           ====        ====         ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Fund had not commenced operations as of June 30, 2008. "Other Expenses" (and therefore "Total Annual Fund Operating Expenses") are estimates based on the anticipated expenses the Fund expects to incur for the fiscal year ending June 30, 2009.

                                SPDR S&P        SPDR S&P
                               OIL & GAS     OUTSOURCING &
                             EXPLORATION &         IT            SPDR S&P      SPDR S&P
                               PRODUCTION      CONSULTING    PHARMACEUTICALS    RETAIL
                                  ETF             ETF              ETF            ETF
                             -------------   -------------   ---------------   --------
SHAREHOLDER FEES(1)
(fees paid directly from
  your investment, but see
  "Purchase and Redemption
  of Creation Units" for a
  discussion of Creation
  and Redemption
  Transaction Fees)........       0.00%           0.00%            0.00%         0.00%
ANNUAL FUND OPERATING
  EXPENSES
(expenses that are deducted
  from the Fund's
  assets)(2)
  Management Fees..........       0.35%           0.35%            0.35%         0.35%
  Distribution and Service
     (12b-1) Fees(3).......       0.00%           0.00%            0.00%         0.00%
  Other Expenses(4)........       0.00%           0.00%(5)         0.00%         0.00%
                                  ----            ----             ----          ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES.................       0.35%           0.35%            0.35%         0.35%
                                  ====            ====             ====          ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Fund had not commenced operations as of June 30, 2008. "Other Expenses" (and therefore "Total Annual Fund Operating Expenses") are estimates based on the anticipated expenses the Fund expects to incur for the fiscal year ending June 30, 2009.

                                                                        SPDR      SPDR
                                                                         KBW       KBW
                                SPDR S&P    SPDR S&P     SPDR S&P     REGIONAL  MORTGAGE
                             SEMICONDUCTOR   TELECOM  TRANSPORTATION   BANKING   FINANCE
                                  ETF          ETF          ETF          ETF       ETF
                             -------------  --------  --------------  --------  --------
SHAREHOLDER FEES(1)
(fees paid directly from
  your investment, but see
  "Purchase and Redemption
  of Creation Units" for a
  discussion of Creation
  and Redemption
  Transaction Fees)........       0.00%       0.00%        0.00%        0.00%     0.00%
ANNUAL FUND OPERATING
  EXPENSES
(expenses that are deducted
  from the Fund's
  assets)(2)
  Management Fees..........       0.35%       0.35%        0.35%        0.35%     0.35%
  Distribution and Service
     (12b-1) Fees(3).......       0.00%       0.00%        0.00%        0.00%     0.00%
  Other Expenses(4)........       0.00%       0.00%(5)     0.00%(5)     0.00%     0.00%(5)
                                  ----        ----         ----         ----      ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES.................       0.35%       0.35%        0.35%        0.35%     0.35%
                                  ====        ====         ====         ====      ====




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2) Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Fund had not commenced operations as of June 30, 2008. "Other Expenses" (and therefore "Total Annual Fund Operating Expenses") are estimates based on the anticipated expenses the Fund expects to incur for the fiscal year ending June 30, 2009.


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

                                    EXAMPLES

     This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. A Fund creates and redeems Shares in Creation Units. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that a Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY A FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

                                         1      3       5       10
                                       YEAR   YEARS   YEARS   YEARS
                                       ----   -----   -----   -----
                                        ($)    ($)     ($)     ($)
SPDR DJ Wilshire Total Market ETF....   20      64     113     255
SPDR DJ Wilshire Large Cap ETF.......   20      64     113     255
SPDR DJ Wilshire Large Cap Growth
  ETF................................   20      64     113     255
SPDR DJ Wilshire Large Cap Value
  ETF................................   20      64     113     255
SPDR DJ Wilshire Mid Cap ETF.........   26      80     141     318
SPDR DJ Wilshire Mid Cap Growth ETF..   26      80     141     318
SPDR DJ Wilshire Mid Cap Value ETF...   26      80     141     318
SPDR DJ Wilshire Small Cap ETF.......   26      80     141     318
SPDR DJ Wilshire Small Cap Growth
  ETF................................   26      80     141     318
SPDR DJ Wilshire Small Cap Value
  ETF................................   26      80     141     318
SPDR DJ Global Titans ETF............   51     160     280     628
SPDR DJ Wilshire REIT ETF............   26      80     141     318
SPDR KBW Bank ETF....................   36     113     197     443
SPDR KBW Capital Markets ETF.........   36     113     197     443
SPDR KBW Insurance ETF...............   36     113     197     443
SPDR Morgan Stanley Technology ETF...   51     160     280     628
SPDR S&P Dividend ETF................   36     113     197     443
SPDR S&P Aerospace & Defense ETF.....   36     113     N/A     N/A
SPDR S&P Biotech ETF.................   36     113     197     443
SPDR S&P Building & Construction
  ETF................................   36     113     N/A     N/A
SPDR S&P Computer Hardware ETF.......   36     113     N/A     N/A
SPDR S&P Computer Software ETF.......   36     113     N/A     N/A
SPDR S&P Health Care Equipment ETF...   36     113     N/A     N/A
SPDR S&P Health Care Services ETF....   36     113     N/A     N/A

                                         1      3       5       10
                                       YEAR   YEARS   YEARS   YEARS
                                       ----   -----   -----   -----
                                        ($)    ($)     ($)     ($)
SPDR S&P Homebuilders ETF............   36     113     197     443
SPDR S&P LeisureTime ETF.............   36     113     N/A     N/A
SPDR S&P Metals & Mining ETF.........   36     113     197     443
SPDR S&P Oil & Gas Equipment &
  Services ETF.......................   36     113     197     443
SPDR S&P Oil & Gas Exploration &
  Production ETF.....................   36     113     197     443
SPDR S&P Outsourcing & IT Consulting
  ETF................................   36     113     N/A     N/A
SPDR S&P Pharmaceuticals ETF.........   36     113     197     443
SPDR S&P Retail ETF..................   36     113     197     443
SPDR S&P Semiconductor ETF...........   36     113     197     443
SPDR S&P Telecom ETF.................   36     113     N/A     N/A
SPDR S&P Transportation ETF..........   36     113     N/A     N/A
SPDR KBW Regional Banking ETF........   36     113     197     443
SPDR KBW Mortgage Finance ETF........   36     113     N/A     N/A

EXAMPLE -- BASED ON A CREATION UNIT

     A Fund issues and redeems shares at net asset value only in large blocks of Shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard transaction fee is charged to each purchase or redemption of Creation Units as set forth in the table below. The transaction fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. If a Creation Unit is purchased or redeemed outside the normal Clearing Process or for cash, an additional charge of up to three times the standard transaction fee may be charged. Investors who hold Creation Units will also pay the annual Fund operating expenses described under "Fees and Expenses" earlier in this Prospectus. As of June 30, 2008, assuming a 5% return each year, the chart below provides total costs of a Creation Unit redeemed after the noted time periods. Funds not listed below had not commenced operations as of June 30, 2008.

                           APPROXIMATE
                             VALUE OF     CREATION    REDEMPTION
                             CREATION   TRANSACTION  TRANSACTION     1       3       5       10
FUND NAME                      UNIT         FEE          FEE       YEAR    YEARS   YEARS   YEARS
---------                  -----------  -----------  -----------  ------  ------  ------  -------
                               ($)          ($)          ($)        ($)     ($)     ($)     ($)
SPDR DJ Wilshire Total
  Market ETF.............  4,670,500       4,500        4,500     18,565  39,095  61,643  128,193
SPDR DJ Wilshire Large
  Cap ETF................  2,977,500       2,000        2,000     10,098  23,186  37,561   79,987
SPDR DJ Wilshire Large
  Cap Growth ETF.........  2,701,000       1,000        1,000      7,532  19,404  32,444   70,930
SPDR DJ Wilshire Large
  Cap Value ETF..........  3,459,000       1,000        1,000      9,084  24,289  40,988   90,275
SPDR DJ Wilshire Mid Cap
  ETF....................  2,602,500       2,000        2,000     10,661  24,947  40,622   86,807
SPDR DJ Wilshire Mid Cap
  Growth ETF.............  3,141,000       1,000        1,000     10,039  27,281  46,199  101,942
SPDR DJ Wilshire Mid Cap
  Value ETF..............  2,517,000       1,000        1,000      8,442  22,258  37,418   82,087
SPDR DJ Wilshire Small
  Cap ETF................  2,763,500       3,000        3,000     13,073  28,242  44,887   93,930
SPDR DJ Wilshire Small
  Cap Growth ETF.........  4,532,500       1,500        1,500     14,600  39,480  66,780  147,217
SPDR DJ Wilshire Small
  Cap Value ETF..........  2,896,000       1,500        1,500     10,412  26,309  43,752   95,146
SPDR DJ Global Titans
  ETF....................  3,339,500       1,000        1,000     19,073  55,559  95,402  211,799
SPDR DJ Wilshire REIT
  ETF....................  3,270,000       1,000        1,000     10,369  28,319  48,014  106,046
SPDR KBW Bank ETF........  1,429,000         250          250      5,618  16,578  28,582   63,829
SPDR KBW Capital Markets
  ETF....................  2,256,000         250          250      8,580  25,883  44,834  100,479
SPDR KBW Insurance ETF...  2,044,500         250          250      7,822  23,504  40,677   91,106
SPDR Morgan Stanley
  Technology ETF.........  2,757,500         500          500     15,098  45,225  78,125  174,236
SPDR S&P Dividend ETF....  2,215,000         250          250      8,433  25,422  44,028   98,662
SPDR S&P Biotech ETF.....  2,873,500         250          250     10,791  32,831  56,968  127,845

                           APPROXIMATE
                             VALUE OF     CREATION    REDEMPTION
                             CREATION   TRANSACTION  TRANSACTION     1       3       5       10
FUND NAME                      UNIT         FEE          FEE       YEAR    YEARS   YEARS   YEARS
---------                  -----------  -----------  -----------  ------  ------  ------  -------
                               ($)          ($)          ($)        ($)     ($)     ($)     ($)
SPDR S&P Homebuilders
  ETF....................    826,500         250          250      3,460   9,799  16,742   37,128
SPDR S&P Metals & Mining
  ETF....................  4,708,000         250          250     17,361  53,472  93,019  209,145
SPDR S&P Oil & Gas
  Equipment & Services
  ETF....................  2,545,000         250          250      9,615  29,135  50,513  113,287
SPDR S&P Oil & Gas
  Exploration &
  Production ETF.........  3,505,000         250          250     13,053  39,936  69,378  155,831
SPDR S&P Pharmaceuticals
  ETF....................  1,554,000         250          250      6,065  17,985  31,038   69,369
SPDR S&P Retail ETF......  1,463,000         250          250      5,740  16,961  29,250   65,336
SPDR S&P Semiconductor
  ETF....................  2,081,000         250          250      7,953  23,914  41,395   92,724
SPDR KBW Regional Banking
  ETF....................  1,328,000         250          250      5,256  15,442  26,597   59,353

                          ADDITIONAL INDEX INFORMATION

     THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX. The Composite Index is a float-adjusted market capitalization weighted index that reflects shares of securities actually available to investors in the marketplace. The Composite Index, originally named the Wilshire 5000 Total Market Index, was first calculated by the founder of Wilshire Associates ("Wilshire") in 1974. In April 2004 the Composite Index was co-branded by Dow Jones and Wilshire and at that time Dow Jones took over the calculation of the Composite Index.

     To be included in the Composite Index, an issue generally must be all of the following: (i) a company's primary equity issue (common stock, REIT or limited partnership); and (ii) the security of a U.S. company.

     A semiannual composition review of the Composite Index is announced and implemented in March and September. Shares and float factors of the Composite Index are updated on a quarterly basis. Except to account for stock splits and reverse splits, shares and float factors will not be adjusted for bulletin board, NYSE Arca and pink sheet stocks until they are returned to exchange listings. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly index additions and deletions, after the close of trading on the third Friday of each month.

     THE DOW JONES WILSHIRE LARGE CAP INDEX. The Large Cap Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the large cap portion of the Composite Index actually available to investors in the marketplace. The Large Cap Index includes the components of the Composite Index ranked approximately 1-750 by full market capitalization.

     The composition of the Large Cap Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Large Cap Index on a monthly basis as new issues are added to the Composite Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Large Cap Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE LARGE CAP GROWTH INDEX. The Large Cap Growth Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the large cap growth portion of the Composite Index actually available to investors in the marketplace. The Large Cap Growth Index includes the components of the Composite Index ranked approximately 1-750 by full market capitalization and that are classified as "growth" based on six factors: (i) projected price-to-earnings ratio (P/E),

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

(ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield,
(v) trailing revenue growth, and (vi) trailing earnings growth.

     The composition of the Large Cap Growth Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Large Cap Growth Index on a monthly basis as new issues are added to the Composite Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Large Cap Growth Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE LARGE CAP VALUE INDEX. The Large Cap Value Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the large cap value portion of the Composite Index actually available to investors in the marketplace. The Large Cap Value Index includes the components of the Composite Index ranked approximately 1-750 by full market capitalization and that are classified as "value" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The composition of the Large Cap Value Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Large Cap Value Index on a monthly basis as new issues are added to the Composite Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Large Cap Value Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE MID CAP INDEX. The Mid Cap Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap portion of the Composite Index actually available to investors in the marketplace. The Mid Cap Index includes the components of the Composite Index ranked approximately 501-1,000 by full market capitalization.

     The composition of the Mid Cap Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Mid Cap Index on a monthly basis as new issues are added to the Composite Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Mid Cap Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE MID CAP GROWTH INDEX. The Mid Cap Growth Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap growth portion of the Dow Jones Wilshire

5000 Composite Index actually available to investors in the marketplace. The Mid Cap Growth Index includes the components of the Composite Index ranked approximately 501-1,000 by full market capitalization and that are classified as "growth" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The composition of the Mid Cap Growth Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Mid Cap Growth Index on a monthly basis as new issues are added to the Composite Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Mid Cap Growth Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE MID CAP VALUE INDEX. The Mid Cap Value Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid cap value portion of the Composite Index actually available to investors in the marketplace. The Mid Cap Value Index includes the components of the Composite Index ranked approximately 501-1,000 by full market capitalization and that are classified as "value" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The composition of the Mid Cap Value Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Mid Cap Value Index on a monthly basis as new issues are added to the Composite Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Mid Cap Value Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE SMALL CAP INDEX. The Small Cap Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small cap portion of the Composite Index actually available to investors in the marketplace. The Small Cap Index includes the components of the Composite Index ranked approximately 751-2,500 by full market capitalization.

     The composition of the Small Cap Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Small Cap Index on a monthly basis as new issues are added to the Composite Index and fall within the small cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the

Composite Index (see above). Shares and float factors of the Small Cap Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE SMALL CAP GROWTH INDEX. The Small Cap Growth Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small cap growth portion of the Composite Index actually available to investors in the marketplace. The Small Cap Growth Index includes the components of the Composite Index ranked approximately 751-2,500 by full market capitalization and that are classified as "growth" based on six factors: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth.

     The composition of the Small Cap Growth Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Small Cap Growth Index on a monthly basis as new issues are added to the Composite Index and fall within the small cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Small Cap Growth Index are updated on a quarterly basis.

     THE DOW JONES WILSHIRE SMALL CAP VALUE INDEX. The Small Cap Value Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small cap value portion of the Composite Index actually available to investors in the marketplace. The Small Cap Value Index includes the components of the Composite Index ranked approximately 751-2,500 by full market capitalization and that are classified as "value" based on six factors:
(i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth,
(iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and
(vi) trailing earnings growth.

     The composition of the Small Cap Value Index is assigned based on the semiannual review of the Composite Index. New issues are added to the Small Cap Value Index on a monthly basis as new issues are added to the Composite Index and fall within the small cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Composite Index (see above). Shares and float factors of the Small Cap Value Index are updated on a quarterly basis.

     THE DOW JONES GLOBAL TITANS 50 INDEX (U.S. CLOSE). The Global Titans Index is composed of 50 component stocks, which are chosen by Dow Jones. The stock must, in the opinion of Dow Jones, meet all four of the following criteria to qualify as a candidate for the Index: (1) it must be a well established company with a solid financial situation and a broad client base; (2) it must be well known to global investors for either its long history of success or its widely used products or services; (3) it must be a market leader in its industry with either a dominant position or a competitive advantage; and (4) it must be among the largest of blue-chip companies in the global arena. In constructing the Global Titans Index, a unique multi-factor methodology is adopted as further described in the Statement of Additional Information ("SAI"). Investors should also be aware that Dow Jones has retained editorial control over the Global Titans Index and has reserved the right to modify the Index and/or its methodology at any time.

     THE DOW JONES WILSHIRE REIT INDEX. The REIT Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. The REIT Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The reason for the exclusions is that factors other than real estate supply and demand, such as interest rates and health care, influence the market value of these companies. To be included in the REIT Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the REIT Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. The REIT Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the REIT Index is weighted by its float-adjusted market capitalization. That is, each security is weighted to reflect the attainable market performance of the security which reflects that portion of securities shares that are accessible to investors. The REIT Index is priced daily and is a total return (price and income) benchmark. The inclusion of a REIT in the REIT Index in no way implies that Dow Jones Indexes believes the stock to be an attractive investment, nor are Dow Jones Indexes a sponsor or in any way affiliated with the SPDR DJ Wilshire REIT ETF.

     KBW BANK INDEX. The Bank Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as banks or thrifts. The Bank Index is

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

currently comprised of common stocks of national money centers and leading regional banks or thrifts listed on the NYSE or another U.S. national securities exchange, or NASDAQ. The Bank Index components are selected to provide appropriate representation of the industry's sub-sectors. The Bank Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Bank Index. Calculations of the Bank Index values are made by a third party vendor.

     KBW CAPITAL MARKETS INDEX. The Capital Markets Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of U.S. publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. The Capital Markets Index is currently comprised of leading companies active in the U.S. capital markets that are listed on the NYSE, or another U.S. national securities exchange, or NASDAQ. The Capital Markets Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Capital Markets Index. Calculations of the Capital Markets Index values are made by a third party vendor.

     KBW INSURANCE INDEX. The Insurance Index is a float adjusted modified-market capitalization-weighted index. It is currently comprised of leading companies active in the U.S. insurance industry that are listed on the NYSE, or another U.S. national securities exchange, or NASDAQ. Insurance Index components account for approximately three-quarters of the market capitalization of the entire U.S. public insurance company universe. In addition, Insurance Index components are selected to provide appropriate representation of the industry's diverse sub-sectors, including personal and commercial lines, property/casualty insurance, life insurance, reinsurance, insurance brokerage and financial guarantee. The Insurance Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Insurance Index. Calculations of the Insurance Index values are made by a third party vendor.

     KBW REGIONAL BANKING INDEX. The Regional Banking Index is a float adjusted equal capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as regional banks or thrifts. The Regional Banking Index is currently comprised of common stocks of leading regional banks or thrifts listed on the NYSE or another U.S. national securities exchange, or NASDAQ. The Regional Banking Index components are selected to provide appropriate representation of the industry's sub-sectors. The Regional Banking Index is

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

examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Regional Banking Index. Calculations of the Regional Banking Index values are made by a third party vendor.

     KBW MORTGAGE FINANCE INDEX. The Mortgage Index is a float adjusted modified-market capitalization-weighted index (the constitution of the index is adjusted to reflect the publicly available stock in the market and to reflect certain proprietary capitalized weightings) that seeks to reflect the performance of the broad and diverse U.S. mortgage finance industry of publicly traded companies. The Mortgage Index is currently comprised of common stocks listed on the NYSE or another U.S. national securities exchange, or NASDAQ. The companies comprising the Mortgage Index were selected to provide a representation of the mortgage industry's diverse sub sectors, including pure mortgage players, mortgage insurers, and banks and thrifts that have considerable mortgage loan portfolios in the United States. The Mortgage Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Mortgage Index. Calculations of the Mortgage Index values are made by a third party vendor.

     THE MORGAN STANLEY TECHNOLOGY INDEX. The Technology Index is composed purely of electronics-based technology companies. The Technology Index was the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry. The Technology Index comprises companies drawn from the following technology sub-sectors: computer services; design software; server software, PC software and new media; networking and telecom equipment; server hardware, PC hardware and peripherals; specialized systems; and semiconductors. The Exchange calculates the Technology Index. Morgan Stanley & Co. Incorporated acts as consultant to the Exchange in connection with the Exchange's maintenance of the Technology Index. The Technology Index is equal-dollar-weighted to ensure that each of its component securities is represented in approximate equal dollar value. To ensure that each component stock continues to represent approximate equal market value in the Technology Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December.

     THE S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX. The Dividend Index is comprised of the 50 highest dividend yielding constituents of the stocks of the S&P Composite 1500(R) Index that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 consecutive years. These stocks have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented.


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     Stocks within the Dividend Index are weighted by indicated yield
(annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. The Dividend Index components are reviewed annually in December for continued inclusion in the Index and re-weighted quarterly in March, June and September. A component stock may be removed from the Index if 1) during the year-end review, dividends did not increase from the previous year or a company falls out of the top 50 of index eligible companies in terms of indicated dividend yield, 2) at quarterly rebalancings, the company ranks 60 or higher in terms of indicated dividend yield, where "higher" means lower yield, or 3) at any time during the year, a company is removed from the S&P Composite 1500 Index.

     THE S&P(R) SELECT INDUSTRY INDEXES. The S&P(R) Aerospace & Defense Select Industry Index, the S&P(R) Biotechnology Select Industry Index, the S&P(R) Building & Construction Select Industry Index, the S&P(R) Computer Hardware Select Industry Index, the S&P(R) Computer Software Select Industry Index, the S&P(R) Health Care Equipment Select Industry Index, the S&P(R) Health Care Services Select Industry Index, the S&P(R) Homebuilders Select Industry Index, the S&P(R) LeisureTime Select Industry Index, the S&P(R) Metals & Mining Select Industry Index, the S&P(R) Oil & Gas Equipment & Services Select Industry Index, the S&P(R) Oil & Gas Exploration & Production Select Industry Index, the S&P(R) Outsourcing & IT Consulting Select Industry Index, the S&P(R) Pharmaceuticals Select Industry Index, the S&P(R) Retail Select Industry Index, the S&P(R) Semiconductor Select Industry Index, the S&P(R) Telecom Select Industry Index and the S&P(R) Transportation Select Industry Index are eighteen (18) of the S&P(R) Select Industry Indexes (the "Select Industry Indexes"). The Select Industry Indexes are designed to measure the performance of narrow sub-industries determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered.

     Each Select Industry Index consists of the S&P(R) Total Market Index ("S&P(R) TMI") constituents belonging to the particular GICS sub-industry (e.g., Aerospace & Defense) that satisfy the following criteria:

     - Rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;

     - Are a U.S.-based company; and

     - Have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous

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

       12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history.

     If the above process does not produce at least 21 eligible stocks, the following steps are taken:

     - Stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21.

     - If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization.

     The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month.

     Constituents in the Select Industry Indexes are members of the S&P TMI. Thus, all constituents of the Select Industry Indexes must meet the S&P TMI inclusion criteria as set forth in the SAI.

     For additional information regarding the Indices, see "ADDITIONAL INDEX INFORMATION" in the Statement of Additional Information.

                   ADDITIONAL INVESTMENT STRATEGIES, RISKS AND
                              OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Certain Other Investments. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the 1940 Act); convertible securities; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in and options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows. Each Fund will not take temporary defensive positions. The Adviser

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anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to an Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through State Street Bank and Trust Company ("State Street") to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by a Fund.

     Forward Currency Exchange Contracts. The SPDR DJ Global Titans ETF may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and the SPDR DJ Global Titans ETF is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

                                ADDITIONAL RISKS

     Trading Issues. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will

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

continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

     Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund could be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust.

                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund (except for the SPDR DJ Wilshire Total Market ETF) has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made for at least the next twelve (12) months of operation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. ("SSgA FM") serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of August 31, 2008, the Adviser managed approximately $162 billion in assets and SSgA managed approximately $1.85 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2008, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR DJ Wilshire Total Market ETF................  0.20%
SPDR DJ Wilshire Large Cap ETF...................  0.20%
SPDR DJ Wilshire Large Cap Growth ETF............  0.20%
SPDR DJ Wilshire Large Cap Value ETF.............  0.20%
SPDR DJ Wilshire Mid Cap ETF.....................  0.25%
SPDR DJ Wilshire Mid Cap Growth ETF..............  0.25%
SPDR DJ Wilshire Mid Cap Value ETF...............  0.25%
SPDR DJ Wilshire Small Cap ETF...................  0.25%
SPDR DJ Wilshire Small Cap Growth ETF............  0.25%
SPDR DJ Wilshire Small Cap Value ETF.............  0.25%
SPDR DJ Global Titans ETF........................  0.50%

SPDR DJ Wilshire REIT ETF........................  0.25%
SPDR KBW Bank ETF................................  0.35%
SPDR KBW Capital Markets ETF.....................  0.35%
SPDR KBW Insurance ETF...........................  0.35%
SPDR Morgan Stanley Technology ETF...............  0.50%
SPDR S&P Dividend ETF............................  0.35%
SPDR S&P Aerospace & Defense ETF*................  0.35%
SPDR S&P Biotech ETF.............................  0.35%
SPDR S&P Building & Construction ETF*............  0.35%
SPDR S&P Computer Hardware ETF*..................  0.35%
SPDR S&P Computer Software ETF*..................  0.35%
SPDR S&P Health Care Equipment ETF*..............  0.35%
SPDR S&P Health Care Services ETF*...............  0.35%
SPDR S&P Homebuilders ETF........................  0.35%
SPDR S&P LeisureTime ETF*........................  0.35%
SPDR S&P Metals & Mining ETF.....................  0.35%
SPDR S&P Oil & Gas Equipment & Services ETF......  0.35%
SPDR S&P Oil & Gas Exploration & Production ETF..  0.35%
SPDR S&P Outsourcing & IT Consulting ETF*........  0.35%
SPDR S&P Pharmaceuticals ETF.....................  0.35%
SPDR S&P Retail ETF..............................  0.35%
SPDR S&P Semiconductor ETF.......................  0.35%
SPDR S&P Telecom ETF*............................  0.35%
SPDR S&P Transportation ETF*.....................  0.35%
SPDR KBW Regional Banking ETF....................  0.35%
SPDR KBW Mortgage Finance ETF*...................  0.35%


--------

* Fund had not commenced operation as of June 30, 2008.

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

     Investment Sub-Adviser -- SPDR DJ Wilshire REIT ETF. Pursuant to the Advisory Agreement between the SPDR DJ Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board. The Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2008, Tuckerman managed approximately $7.89 billion in assets. Tuckerman's principal business address is Four International Drive, Suite 230, Rye Brook, New York 10573.

     In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser pays Tuckerman a fee based on the Fund's average daily net assets. The Fund is not responsible for the fees paid to Tuckerman.

     A discussion regarding the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement can be found in the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2007.

     Portfolio Managers. The Adviser, and with respect to the SPDR DJ Wilshire REIT ETF, Tuckerman, manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds, except for the SPDR DJ Wilshire REIT ETF, include Lynn Blake and John Tucker. Amos J. Rogers III and Sophia Banar are the portfolio managers for the SPDR DJ Wilshire REIT ETF.

LYNN BLAKE
     Ms. Blake, CFA, is a Managing Director of SSgA, Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group. Ms. Blake received a BS from the School of

Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

JOHN TUCKER
     Mr. Tucker, CFA, is a Managing Director of SSgA, Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the firm in 1988 and is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

     SPDR DJ Wilshire REIT ETF Portfolio Management Team:

AMOS ROGERS
     Mr. Rogers is Managing Director of the Tuckerman Group with 19 years commercial real estate lending and asset management experience. He has been with the Tuckerman group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, he spent eight years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree form Clarkson University, and holds an MS degree in Management with a concentration in Real Estate Finance from the M.I.T. -- Sloan School of Management.

SOPHIA BANAR
     Ms. Banar is a Securities Analyst and an Assistant Portfolio Manager for the Tuckerman Group. She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on implementation of index strategies. She joined the Tuckerman Group from State Street Corporation where she was an Analyst for the Wealth Manager Services division. Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc. Ms. Banar received her BS in Management from Bentley College, and holds an MBA with a concentration in Finance from Columbia University Graduate Business School.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

     Administrator, Custodian and Transfer Agent. State Street, part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC, part of State Street Corporation, is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                      INDEX/TRADEMARK LICENSES/DISCLAIMERS

     Dow Jones Wilshire Indexes. "Dow Jones" "Wilshire," "Dow Jones Wilshire Large Cap Index," "Dow Jones Wilshire Large Cap Growth Index," "Dow Jones Large Cap Value Index," "Dow Jones Wilshire Mid Cap Index," "Dow Jones Wilshire Mid Cap Growth Index," "Dow Jones Wilshire Mid Cap Value Index," "Dow Jones Wilshire Small Cap Index," "Dow Jones Wilshire Small Cap Growth Index," "Dow Jones Wilshire Small Cap Value Index," "Dow Jones Wilshire Global Titans 50 Index," "Dow Jones Wilshire REIT Index," and "Dow Jones Wilshire 5000 Composite Index" (collectively, the "Dow Jones Indexes") are each service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated. Neither Dow Jones nor Wilshire has any relationship to the Funds, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Funds.

     Dow Jones and Wilshire do not:

     - Sponsor, endorse, sell or promote the Funds.

     - Recommend that any person invest in the Funds or any other securities.

     - Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

     - Have any responsibility or liability for the administration, management or marketing of the Funds.

     - Consider the needs of the Fund or the owners of the Funds in determining, composing or calculating the Dow Jones Wilshire Indexes or have any obligation to do so.

  NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

- NEITHER DOW JONES NOR WILSHIRE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND WILSHIRE DISCLAIM ANY WARRANTY ABOUT:

     - THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES WILSHIRE INDEXES AND THE DATA INCLUDED IN THE DOW JONES WILSHIRE INDEXES;

     - THE ACCURACY OR COMPLETENESS OF THE DOW JONES WILSHIRE INDEXES AND ANY RELATED DATA;

     - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES WILSHIRE INDEXES AND/OR ITS RELATED DATA;

- NEITHER DOW JONES NOR WILSHIRE WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES WILSHIRE INDEXES OR RELATED DATA;

- UNDER NO CIRCUMSTANCES WILL DOW JONES OR WILSHIRE BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR WILSHIRE KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER, DOW JONES AND WILSHIRE IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.

     KBW Indexes: The "KBW Bank Index(SM)", the "KBW Capital Markets Index(SM)" and the "KBW Insurance Index(SM)" (collectively, the "KBW Indexes"), "KBW" and "Keefe, Bruyette & Woods(SM)" are service marks of Keefe, Bruyette & Woods, Inc.(SM) KBW has no relationship to the Funds, other than the licensing of the KBW Indexes and its service marks for use in connection with the Funds. KBW makes no express or implied warranties with respect to the KBW Indexes and shall have no liability for any damages, claims, losses or expenses caused by errors in the KBW Indexes calculation. KBW makes no representation regarding the advisability of investing in the Funds or the Shares.

     The Funds and the Shares are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the KBW Indexes to track general stock market performance. KBW's only relationship to the Trust is the licensing of certain service marks and trade names of KBW and of the KBW Indexes which are determined, composed and calculated by KBW without regard to the Funds or the shareholders. KBW has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the KBW Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KBW INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE KBW INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE LICENSED RIGHTS OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE KBW INDEXES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KBW INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Morgan Stanley Technology Index. The SPDR Morgan Stanley Technology ETF is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated or any of its affiliates (collectively "MSC"). Neither MSC nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the Morgan Stanley Technology Index to track general stock market performance. MSC is the licensor of certain trademarks, service marks and trade names of MSC and the Morgan Stanley Technology Index which are determined, composed and calculated by the Exchange without regard to the issuer of this Fund or the owners of this Fund. Neither the Exchange nor MSC has any obligation to take the needs of the issuer of the Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Technology Index. MSC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSC nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

     Although the Exchange and MSC shall obtain information for inclusion in or for use in the calculation of the Index from sources which they consider reliable, neither the Exchange, MSC nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither the Exchange, MSC nor any other party makes any warranty, express or implied, as to results to be obtained by the Adviser, the Adviser's customers and counterparties, owners of the Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSC nor any other party makes any express or implied warranties, and MSC hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall MSC or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

     S&P Indexes: The "S&P(R) Composite 1500 Index", "S&P(R) High Yield Dividend Aristocrats Index" "The S&P(R) Aerospace & Defense Select Industry Index," "the S&P(R) Building & Construction Select Industry Index," "the S&P(R) Computer Hardware Select Industry Index," "the S&P(R) Computer Software Select Industry Index," "the S&P(R) Health Care Equipment Select Industry Index," "the S&P(R) Health Care Services Select Industry Index," "the S&P(R) LeisureTime Select Industry Index," "the S&P(R) Metals & Mining Select Industry Index," "the S&P(R) Oil & Gas Equipment & Services Select Industry Index," "the S&P(R) Oil & Gas Exploration & Production Select Industry Index," "the S&P(R) Outsourcing & IT Consulting Select Industry Index," "the S&P(R) Pharmaceuticals Select Industry Index," "the S&P(R) Retail Select Industry Index," "the S&P(R) Telecom Select Industry Index," "the S&P(R) Transportation Select Industry Index," and "S&P(R) Total Market Index" (together, the "S&P Indexes"), "S&P(R)", "S&P 1500(R)", "Standard & Poor's 1500(R)", are trademarks of The McGraw-Hill Companies, Inc. SSgA Fund Management Inc., and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Funds' Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or their shareholders. S&P has no obligation to take the

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

needs of the Funds or its shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     SPDR Trademark. The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc. ("McGraw-Hill"). McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

     WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


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

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' Custodian and determined each business day, normally at the close of regular trading of the NYSE (ordinarily 4:00 p.m., New York time)("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of each Fund's portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the Closing Time (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.


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

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. The IOPV is the approximate value of Shares of a Fund. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units (50,000 Shares per Creation Unit) at net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each Fund is determined once each business day, normally at the Closing Time. The Creation Unit size for each Fund may change. Authorized Participants (as defined below) will be notified of such change.

     The Funds do not impose any restrictions on the frequency of purchases and redemptions. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

     Investors such as market-makers, large investors and institutions may wish to deal in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Purchase and Redemption of Creation Units" in the SAI.

  Creation.

     In order to create (i.e., purchase) Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the Fund's Index (the "Deposit Securities") and also generally make a cash payment representing the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities (the "Cash Component"). For the SPDR S&P Dividend ETF, the Cash Component will include the "Dividend Equivalent Payment." The Dividend Equivalent Payment is an amount intended to enable the Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period (see the SAI for a description as to the manner in which the Dividend Equivalent Payment is calculated). Information related to the applicable Deposit Securities, including the list of names and the number of shares of the Deposit Securities, is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business on the Exchange.

     At a Fund's discretion, an Authorized Participant may substitute cash for Deposit Securities, including in cases where the purchaser of Shares is subject to a legal restriction with respect to a particular Deposit Security. Such substitutions may require the submission of a custom or other non-standard order and arrangements generally need to be made in advance with respect to these types of orders. A Fund may also vary the amounts and types of Deposit Securities required in any creation transaction in the applicable Fund's discretion. Each Fund intends to comply with the federal securities laws in accepting securities for deposits. This means that Deposit Securities will be sold in transactions that would be exempt from registration under the Securities Act. When accepting purchases of Creation Units for cash, a Fund may incur

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

additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

     In addition to payment of Deposit Securities and any cash, including the Cash Component, purchasers of Shares in Creation Units are responsible for payment of: (i) a transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, regardless of the number of Creation Units created in the transaction; and (ii) the costs of transferring any Deposit Securities to a Fund, including any transfer taxes.

     Orders to create must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"); or (ii) a participant of the Depository Trust Company (each, an "Authorized Participant"), that, in either case, has entered into an agreement with the Distributor and the Transfer Agent, subject to acceptance of the agreement by the Trust, with respect to creations and redemptions of Creation Units ("Participant Agreement"). The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible. The Distributor and/or Transfer Agent maintain a list of the names of Authorized Participants that have signed a Participant Agreement.

     Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "Purchase and Redemption of Creation Units" in the SAI.

  Redemption.

     The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the list of the names and the number of Shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Redemption proceeds generally consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being

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

redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable transaction fee and the costs of transferring any Fund Securities, including any transfer taxes. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Authorized Participant, as the case may be. For more detail, see "Purchase and Redemption of Creation Units" in the SAI.

     As indicated above, redemption proceeds will be reduced by assessment of:
(i) a transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, regardless of the number of Creation Units redeemed in the transaction; and (ii) the costs of transferring any Fund Securities, including any transfer taxes.

     An Authorized Participant may request that redemption proceeds consist of cash instead of Fund Securities, including in cases where the Authorized Participant is subject to a legal restriction with respect to a particular Fund Security. Such substitutions are at the applicable Fund's discretion and may require the submission of a custom or other non-standard order and arrangements generally need to be made in advance with respect to these types of orders. A Fund may also vary the amounts/types of Fund Securities to be provided in any redemption transaction, including substituting cash for any Deposit Security, in the applicable Fund's discretion.

     Orders to redeem Creation Units of a Fund may only be effected by an Authorized Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     The Funds intend to comply with the federal securities laws in satisfying redemptions with Fund Securities. This means that the Fund Securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An investor subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the applicable Fund's discretion.


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

Creation and Redemption Transaction Fees:

                                                       OUTSIDE THE
                                        TRANSACTION      CLEARING
FUND                                        FEE*         PROCESS*
----                                    -----------   -------------

SPDR DJ Wilshire Total Market ETF.....     $4,500     Up to $18,000
SPDR DJ Wilshire Large Cap ETF........     $2,000      Up to $8,000
SPDR DJ Wilshire Large Cap Growth
  ETF.................................     $1,000      Up to $4,000
SPDR DJ Wilshire Large Cap Value ETF..     $1,000      Up to $4,000
SPDR DJ Wilshire Mid Cap ETF..........     $2,000      Up to $8,000
SPDR DJ Wilshire Mid Cap Growth ETF...     $1,000      Up to $4,000
SPDR DJ Wilshire Mid Cap Value ETF....     $1,000      Up to $4,000
SPDR DJ Wilshire Small Cap ETF........     $3,000     Up to $12,000
SPDR DJ Wilshire Small Cap Growth
  ETF.................................     $1,500      Up to $6,000
SPDR DJ Wilshire Small Cap Value ETF..     $1,500      Up to $6,000
SPDR DJ Global Titans ETF.............     $1,000      Up to $4,000
SPDR DJ Wilshire REIT ETF.............     $1,000      Up to $4,000
SPDR KBW Bank ETF.....................     $  250      Up to $1,000
SPDR KBW Capital Markets ETF..........     $  250      Up to $1,000
SPDR KBW Insurance ETF................     $  250      Up to $1,000
SPDR Morgan Stanley Technology ETF....     $  500      Up to $2,000
SPDR S&P Dividend ETF.................     $  250      Up to $1,000
SPDR S&P Aerospace & Defense ETF......     $  250      Up to $1,000
SPDR S&P Biotech ETF..................     $  250      Up to $1,000
SPDR S&P Building & Construction ETF..     $  250      Up to $1,000
SPDR S&P Computer Hardware ETF........     $  250      Up to $1,000
SPDR S&P Computer Software ETF........     $  250      Up to $1,000
SPDR S&P Health Care Equipment ETF....     $  250      Up to $1,000
SPDR S&P Health Care Services ETF.....     $  250      Up to $1,000
SPDR S&P Homebuilders ETF.............     $  250      Up to $1,000
SPDR S&P LeisureTime ETF..............     $  250      Up to $1,000
SPDR S&P Metals & Mining ETF..........     $  250      Up to $1,000
SPDR S&P Oil & Gas Equipment &
  Services ETF........................     $  250      Up to $1,000
SPDR S&P Oil & Gas Exploration &
  Production ETF......................     $  250      Up to $1,000
SPDR S&P Outsourcing & IT Consulting
  ETF.................................     $  250      Up to $1,000
SPDR S&P Pharmaceuticals ETF..........     $  250      Up to $1,000
SPDR S&P Retail ETF...................     $  250      Up to $1,000
SPDR S&P Semiconductor ETF............     $  250      Up to $1,000

                                                       OUTSIDE THE
                                        TRANSACTION      CLEARING
FUND                                        FEE*         PROCESS*
----                                    -----------   -------------
SPDR S&P Telecom ETF..................     $  250      Up to $1,000
SPDR S&P Transportation ETF...........     $  250      Up to $1,000
SPDR KBW Regional Banking ETF.........     $  250      Up to $1,000
SPDR KBW Mortgage Finance ETF.........     $  250      Up to $1,000


--------

* From time to time, any Fund may waive all or a portion of its applicable transaction fee.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns income dividends from stocks, interest from debt securities and securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from quarter to quarter. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     For the SPDR S&P Dividend ETF: The Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.


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

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

                                   TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions;

     - You sell Shares listed on the Exchange; and

     - You create or redeem Creation Units.

     Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than

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

61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

     If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Derivatives and Other Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.


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

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash

Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Certain Tax Exempt Investors. A fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisors prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

     Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Internal Revenue Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the Statement of Additional Information.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

     The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2008 Annual Report to shareholders of each of the Funds, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2008.

                                                            SPDR
                                                        DJ WILSHIRE
                                                      TOTAL MARKET ETF
                                 ---------------------------------------------------------
                                    YEAR        YEAR        YEAR        YEAR        YEAR
                                   ENDED       ENDED       ENDED       ENDED       ENDED
                                 6/30/2008   6/30/2007   6/30/2006   6/30/2005   6/30/2004
                                 ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................   $ 108.50    $  91.82    $ 85.26     $  80.87    $  69.97
                                  --------    --------    -------     --------    --------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)...       1.74        1.61       1.50         1.69        1.17

Net realized and unrealized
  gain (loss) (4)..............     (15.07)      16.69       6.54         4.38       10.89
                                  --------    --------    -------     --------    --------

Total from investment
  operations...................     (13.33)      18.30       8.04         6.07       12.06
                                  --------    --------    -------     --------    --------

Net equalization credits and
  charges (3)..................       0.03          --         --           --          --
                                  --------    --------    -------     --------    --------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income..........      (1.79)      (1.62)     (1.48)       (1.68)      (1.16)

Net realized gains.............         --          --         --           --          --
                                  --------    --------    -------     --------    --------

Total distributions............      (1.79)      (1.62)     (1.48)       (1.68)      (1.16)
                                  --------    --------    -------     --------    --------

NET ASSET VALUE, END OF
  PERIOD.......................   $  93.41    $ 108.50    $ 91.82     $  85.26    $  80.87
                                  ========    ========    =======     ========    ========

TOTAL RETURN (1)...............     (12.36)%     20.06%      9.47%        7.55%      17.31%

Net assets, end of period (in
  000s)........................   $126,113    $130,218    $96,416     $106,580    $113,229

Ratio of expenses to average
  net assets...................       0.20%       0.20%      0.21%        0.21%       0.22%

Ratio of net investment income
  (loss) to average net
  assets.......................       1.74%       1.62%      1.62%        2.05%       1.59%

Portfolio turnover rate (2)....          1%          2%         2%          32%          5%



(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                                            SPDR
                                                         DJ WILSHIRE
                                                        LARGE CAP ETF
                                           --------------------------------------
                                              YEAR        YEAR     FOR THE PERIOD
                                             ENDED       ENDED       11/8/2005*-
                                           6/30/2008   6/30/2007      6/30/2006
                                           ---------   ---------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $ 68.91     $ 58.17        $56.03
                                            -------     -------        ------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss).............      1.18        1.11          0.94

Net realized and unrealized gain (loss)
  (5)....................................     (9.26)      10.74          2.11
                                            -------     -------        ------

Total from investment operations.........     (8.08)      11.85          3.05
                                            -------     -------        ------

Net equalization credits and charges
  (4)....................................      0.00+         --            --
                                            -------     -------        ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income....................     (1.18)      (1.11)        (0.91)

Net realized gains.......................     (0.10)         --            --
                                            -------     -------        ------

Total distributions......................     (1.28)      (1.11)        (0.91)
                                            -------     -------        ------

NET ASSET VALUE, END OF PERIOD...........   $ 59.55     $ 68.91        $58.17
                                            =======     =======        ======

TOTAL RETURN (1).........................    (11.84)%     20.50%         5.47%

Net assets, end of period (in 000s)......   $ 8,933     $10,337        $5,817

Ratio of expenses to average net assets..      0.20%       0.20%         0.21%(2)

Ratio of net investment income (loss) to
  average net assets.....................      1.80%       1.69%         1.68%(2)

Portfolio turnover rate (3)..............         7%          4%            4%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                                            SPDR
                                                        DJ WILSHIRE
                                                    LARGE CAP GROWTH ETF
                                 ---------------------------------------------------------
                                    YEAR        YEAR        YEAR        YEAR        YEAR
                                   ENDED       ENDED       ENDED       ENDED       ENDED
                                 6/30/2008   6/30/2007   6/30/2006   6/30/2005   6/30/2004
                                 ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................   $  57.36    $  49.05    $  46.27    $ 47.56     $ 40.98
                                  --------    --------    --------    -------     -------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)...       0.44        0.47        0.34       0.71        0.23

Net realized and unrealized
  gain (loss) (4)..............      (3.33)       8.32        2.78      (1.29)       6.60
                                  --------    --------    --------    -------     -------

Total from investment
  operations...................      (2.89)       8.79        3.12      (0.58)       6.83
                                  --------    --------    --------    -------     -------

Net equalization credits and
  charges (3)..................       0.01       (0.01)         --         --          --
                                  --------    --------    --------    -------     -------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income..........      (0.46)      (0.47)      (0.34)     (0.71)      (0.25)

Net realized gains.............         --          --          --         --          --
                                  --------    --------    --------    -------     -------

Total distributions............      (0.46)      (0.47)      (0.34)     (0.71)      (0.25)
                                  --------    --------    --------    -------     -------

NET ASSET VALUE, END OF
  PERIOD.......................   $  54.02    $  57.36    $  49.05    $ 46.27     $ 47.56
                                  ========    ========    ========    =======     =======

TOTAL RETURN (1)...............      (5.04)%     17.96%       6.75%     (1.25)%     16.70%

Net assets, end of period (in
  000s)........................   $289,015    $223,708    $137,353    $80,981     $68,973

Ratio of expenses to average
  net assets...................       0.20%       0.20%       0.21%      0.21%       0.21%

Ratio of net investment income
  (loss) to average net
  assets.......................       0.81%       0.92%       0.74%      1.57%       0.59%

Portfolio turnover rate (2)....         14%         15%         43%        21%         20%



(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                                        SPDR DJ WILSHIRE
                                                       LARGE CAP VALUE ETF
                                ----------------------------------------------------------------

                                YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                 6/30/2008   6/30/2007  6/30/2006(5)  6/30/2005(5)  6/30/2004(5)
                                ----------  ----------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................    $ 87.77    $  73.15     $  67.72      $  62.91       $ 55.76
                                  -------    --------     --------      --------       -------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)..       2.37        1.99         1.80          1.70          1.51

Net realized and unrealized
  gain (loss) (4).............     (18.59)      14.61         5.44          4.81          7.10
                                  -------    --------     --------      --------       -------

Total from investment
  operations..................     (16.22)      16.60         7.24          6.51          8.61
                                  -------    --------     --------      --------       -------

Net equalization credits and
  charges (3).................      (0.09)       0.02           --            --            --
                                  -------    --------     --------      --------       -------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income.........      (2.28)      (2.00)       (1.81)        (1.70)        (1.46)

Net realized gains............         --          --           --            --            --
                                  -------    --------     --------      --------       -------

Total distributions...........      (2.28)      (2.00)       (1.81)        (1.70)        (1.46)
                                  -------    --------     --------      --------       -------

NET ASSET VALUE, END OF
  PERIOD......................    $ 69.18    $  87.77     $  73.15      $  67.72       $ 62.91
                                  =======    ========     ========      ========       =======

TOTAL RETURN (1)..............     (18.85)%     22.90%       10.80%        10.43%        15.54%

Net assets, end of period (in
  000s).......................    $93,428    $149,247     $102,432      $135,456       $94,370

Ratio of expenses to average
  net assets..................       0.20%       0.20%        0.21%         0.21%         0.21%

Ratio of net investment income
  (loss) to average net
  assets......................       2.80%       2.44%        2.52%         2.51%         2.72%

Portfolio turnover rate (2)...         13%         13%          42%           19%           28%



(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5) All per share amounts representing data prior to September 21, 2005 have been adjusted for the affect of stock splits which occurred on September 21, 2005, as follows: SPDR DJ Wilshire Large Cap Value ETF: 2 for 1.

                                       SPDR DJ WILSHIRE                        SPDR DJ WILSHIRE
                                          MID CAP ETF                         MID CAP GROWTH ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    11/8/2005*-   YEAR ENDED  YEAR ENDED    11/8/2005*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $ 62.63     $ 53.16       $ 49.18       $ 68.88     $ 58.22       $ 53.95
                              -------     -------       -------       -------     -------       -------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)..................       0.65        0.78          0.41          0.28        0.51          0.11

Net realized and
  unrealized gain (loss)
  (5).....................      (7.80)      10.28          3.96         (5.01)      12.17          4.26
                              -------     -------       -------       -------     -------       -------

Total from investment
  operations..............      (7.15)      11.06          4.37         (4.73)      12.68          4.37
                              -------     -------       -------       -------     -------       -------

Net equalization credits
  and charges (4).........      (0.01)         --            --         (0.00)+        --            --
                              -------     -------       -------       -------     -------       -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (0.72)      (0.80)        (0.39)        (0.29)      (0.52)        (0.10)

Net realized gains........      (2.70)      (0.79)           --         (1.04)      (1.50)           --
                              -------     -------       -------       -------     -------       -------

Total distributions.......      (3.42)      (1.59)        (0.39)        (1.33)      (2.02)        (0.10)
                              -------     -------       -------       -------     -------       -------

NET ASSET VALUE, END OF
  PERIOD..................    $ 52.05     $ 62.63       $ 53.16       $ 62.82     $ 68.88       $ 58.22
                              =======     =======       =======       =======     =======       =======

TOTAL RETURN (1)..........     (11.53)%     21.11%         8.92%        (6.85)%     22.22%         8.10%

Net assets, end of period
  (in 000s)...............    $20,820     $25,054       $15,949       $43,977     $24,106       $20,375

Ratio of expenses to
  average net assets......       0.25%       0.25%         0.26%(2)      0.25%       0.25%         0.26%(2)
Ratio of net investment
  income (loss) to average
  net assets..............       1.17%       1.41%         1.24%(2)      0.45%       0.83%         0.30%(2)

Portfolio turnover rate
  (3).....................         45%         40%           25%           59%         55%           34%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                       SPDR DJ WILSHIRE                        SPDR DJ WILSHIRE
                                       MID CAP VALUE ETF                         SMALL CAP ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    11/8/2005*-   YEAR ENDED  YEAR ENDED    11/8/2005*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $ 63.10     $ 54.63       $50.42        $ 66.57     $58.03        $ 52.42
                              -------     -------       ------        -------     ------        -------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)..................       1.28        1.28         0.73           0.69       0.89           0.46

Net realized and
  unrealized gain (loss)
  (5).....................     (12.58)       9.32         4.18         (11.19)      9.78           5.56
                              -------     -------       ------        -------     ------        -------

Total from investment
  operations..............     (11.30)      10.60         4.91         (10.50)     10.67           6.02
                              -------     -------       ------        -------     ------        -------

Net equalization credits
  and charges (4).........      (0.10)      (0.01)          --           0.04         --             --
                              -------     -------       ------        -------     ------        -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (1.36)      (1.29)       (0.70)         (0.84)     (0.99)         (0.41)

Net realized gains........         --       (0.83)          --             --      (1.14)            --
                              -------     -------       ------        -------     ------        -------

Total distributions.......      (1.36)      (2.12)       (0.70)         (0.84)     (2.13)         (0.41)
                              -------     -------       ------        -------     ------        -------

NET ASSET VALUE, END OF
  PERIOD..................    $ 50.34     $ 63.10       $54.63        $ 55.27     $66.57        $ 58.03
                              =======     =======       ======        =======     ======        =======

TOTAL RETURN (1)..........     (18.18)%     19.68%        9.76%        (15.76)%    18.70%         11.49%

Net assets, end of period
  (in 000s)...............    $10,068     $18,929       $8,194        $13,817     $9,985        $26,113

Ratio of expenses to
  average net assets......       0.25%       0.25%        0.26%(2)       0.25%      0.25%          0.26%(2)
Ratio of net investment
  income (loss) to average
  net assets..............       2.18%       2.10%        2.20%(2)       1.34%      1.18%          1.35%(2)

Portfolio turnover rate
  (3).....................         51%         45%          29%            24%        16%            10%



(*)   Commencement of operations
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                                       SPDR DJ WILSHIRE
                                                     SMALL CAP GROWTH ETF
                                    -----------------------------------------------------
                                       YEAR       YEAR       YEAR       YEAR       YEAR
                                      ENDED      ENDED      ENDED      ENDED      ENDED
                                    6/30/2008  6/30/2007  6/30/2006  6/30/2005  6/30/2004
                                    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................   $104.00    $ 87.11    $ 75.96    $ 69.92    $ 53.55
                                     -------    -------    -------    -------    -------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)......      0.42       0.20       0.23       0.33       0.39(3)

Net realized and unrealized gain
  (loss) (4)......................    (11.83)     16.88      11.17       6.03      16.30
                                     -------    -------    -------    -------    -------

Total from investment operations..    (11.41)     17.08      11.40       6.36      16.69
                                     -------    -------    -------    -------    -------

Net equalization credits and
  charges (3).....................      0.00+        --         --         --         --
                                     -------    -------    -------    -------    -------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income.............     (0.45)     (0.19)     (0.25)     (0.32)     (0.32)

Net realized gains................     (1.49)        --         --         --         --
                                     -------    -------    -------    -------    -------

Total distributions...............     (1.94)     (0.19)     (0.25)     (0.32)     (0.32)
                                     -------    -------    -------    -------    -------

NET ASSET VALUE, END OF PERIOD....   $ 90.65    $104.00    $ 87.11    $ 75.96    $ 69.92
                                     =======    =======    =======    =======    =======

TOTAL RETURN (1)..................    (11.01)%    19.63%     15.02%      9.13%     31.19%

Net assets, end of period (in
  000s)...........................   $86,129    $88,408    $78,405    $53,183    $55,944

Ratio of expenses to average net
  assets..........................      0.25%      0.25%      0.26%      0.26%      0.27%

Ratio of net investment income
  (loss) to average
  net assets......................      0.46%      0.22%      0.26%      0.46%      0.59%

Portfolio turnover rate (2).......        38%        25%        84%        36%        63%



(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                                        SPDR DJ WILSHIRE
                                                       SMALL CAP VALUE ETF
                                 --------------------------------------------------------------
                                    YEAR       YEAR        YEAR          YEAR          YEAR
                                   ENDED      ENDED        ENDED         ENDED         ENDED
                                 6/30/2008  6/30/2007  6/30/2006(5)  6/30/2005(5)  6/30/2004(5)
                                 ---------  ---------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................   $ 75.01    $  65.35    $  59.03       $ 56.97       $ 45.07
                                  -------    --------    --------       -------       -------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)...      1.25        1.62        1.40(3)       1.14(3)       0.91
                                  -------    --------    --------       -------       -------

Net realized and unrealized
  gain (loss) (4)..............    (16.50)       9.76        8.21          4.55         12.92
                                  -------    --------    --------       -------       -------

Total from investment
  operations...................    (15.25)      11.38        9.61          5.69         13.83
                                  -------    --------    --------       -------       -------

Net equalization credits and
  charges (3)..................      0.01        0.02          --            --            --
                                  -------    --------    --------       -------       -------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income..........     (1.56)      (1.73)      (1.30)        (1.14)        (0.75)

Net realized gains.............     (0.29)      (0.01)      (1.99)        (2.49)        (1.18)
                                  -------    --------    --------       -------       -------

Total distributions............     (1.85)      (1.74)      (3.29)        (3.63)        (1.93)
                                  -------    --------    --------       -------       -------

NET ASSET VALUE, END OF
  PERIOD.......................   $ 57.92    $  75.01    $  65.35       $ 59.03       $ 56.97
                                  =======    ========    ========       =======       =======

TOTAL RETURN (1)...............    (20.46)%     17.64%      16.66%        10.07%        30.92%

Net assets, end of period (in
  000s)........................   $89,856    $120,090    $101,344       $88,583       $76,928

Ratio of expenses to average
  net assets...................      0.25%       0.25%       0.26%         0.26%         0.27%

Ratio of net investment income
  (loss) to
  average net assets...........      2.12%       2.27%       2.21%         2.00%         1.88%

Portfolio turnover rate (2)....        28%         23%         97%           33%           54%



(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5) All per share amounts representing data prior to September 21, 2005 have been adjusted for the affect of stock splits which occurred on September 21, 2005, as follows: SPDR DJ Wilshire Small Cap Value ETF: 3 for 1.

                                                  SPDR DJ GLOBAL TITANS ETF
                                    -----------------------------------------------------
                                       YEAR       YEAR       YEAR       YEAR       YEAR
                                      ENDED      ENDED      ENDED      ENDED      ENDED
                                    6/30/2008  6/30/2007  6/30/2006  6/30/2005  6/30/2004
                                    ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................   $  79.11   $  66.98   $ 62.88    $  61.43   $ 54.04
                                     --------   --------   -------    --------   -------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)......       1.89       1.67      1.46        1.47      0.72

Net realized and unrealized gain
  (loss)(4).......................     (12.28)     12.11      4.08        1.44      7.60
                                     --------   --------   -------    --------   -------

Total from investment operations..     (10.39)     13.78      5.54        2.91      8.32
                                     --------   --------   -------    --------   -------

Net equalization credits and
  charges(3)......................       0.03         --        --          --        --
                                     --------   --------   -------    --------   -------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income.............      (1.96)     (1.65)    (1.44)      (1.46)    (0.93)

Net realized gains................         --         --        --          --        --
                                     --------   --------   -------    --------   -------

Total distributions...............      (1.96)     (1.65)    (1.44)      (1.46)    (0.93)
                                     --------   --------   -------    --------   -------

NET ASSET VALUE, END OF PERIOD....   $  66.79   $  79.11   $ 66.98    $  62.88   $ 61.43
                                     ========   ========   =======    ========   =======

TOTAL RETURN(1)...................     (13.28)%    20.72%     8.88%       4.75%    15.47%

Net assets, end of period (in
  000s)...........................   $163,654   $170,108   $77,044    $106,904   $67,581

Ratio of expenses to average net
  assets..........................       0.50%      0.51%     0.51%       0.51%     0.51%

Ratio of net investment income
  (loss) to average net assets....       2.55%      2.33%     2.11%       2.47%     1.84%

Portfolio turnover rate (2).......         15%         9%        9%         36%       15%



(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                                    SPDR DJ WILSHIRE REIT ETF
                                ----------------------------------------------------------------
                                   YEAR        YEAR         YEAR          YEAR          YEAR
                                   ENDED       ENDED        ENDED         ENDED         ENDED
                                 6/30/2008   6/30/2007  6/30/2006(5)  6/30/2005(5)  6/30/2004(5)
                                ----------  ----------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $    80.93  $    75.98   $    65.56     $  51.38      $  42.59
                                ----------  ----------   ----------     --------      --------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss)..        2.43        2.57         2.99         2.98(3)       2.59(3)

Net realized and unrealized
  gain (loss)(4)..............      (14.86)       6.27        10.88        14.00          8.69
                                ----------  ----------   ----------     --------      --------

Total from investment
  operations..................      (12.43)       8.84        13.87        16.98         11.28
                                ----------  ----------   ----------     --------      --------

Net equalization credits and
  charges(3)..................        0.16       (0.02)          --           --            --
                                ----------  ----------   ----------     --------      --------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income.........       (3.26)      (3.33)       (3.00)       (2.80)        (2.33)

Net realized gains............          --       (0.54)       (0.45)          --         (0.16)
                                ----------  ----------   ----------     --------      --------

Total distributions...........       (3.26)      (3.87)       (3.45)       (2.80)        (2.49)
                                ----------  ----------   ----------     --------      --------

NET ASSET VALUE, END OF
  PERIOD......................  $    65.40  $    80.93   $    75.98     $  65.56      $  51.38
                                ==========  ==========   ==========     ========      ========

TOTAL RETURN(1)...............      (15.41)%     11.43%       21.73%       33.64%        26.70%

Net assets, end of period (in
  000s).......................  $1,289,796  $1,247,893   $1,049,212     $659,223      $447,114

Ratio of expenses to average
  net assets..................        0.25%       0.25%        0.26%        0.26%         0.26%

Ratio of net investment income
  (loss) to average net
  assets......................        2.79%       2.95%        3.57%        5.06%         5.23%

Portfolio turnover rate (2)...          14%         16%          11%          12%           15%



(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(5) All per share amounts representing data prior to September 21, 2005 have been adjusted for the affect of stock splits which occurred on September 21, 2005, as follows: SPDR DJ Wilshire REIT ETF: 3 for 1.


                                         SPDR KBW BANK                         SPDR KBW CAPITAL
                                              ETF                                 MARKETS ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    11/8/2005*-   YEAR ENDED  YEAR ENDED    11/8/2005*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $  55.44     $ 53.73      $  50.17      $  68.80     $ 56.18       $ 53.07
                             --------     -------      --------      --------     -------       -------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)..................       1.60        2.54          0.93          0.53 (4)    0.41          2.63

Net realized and
  unrealized gain
  (loss)(5)...............     (27.35)       1.64          3.52        (23.68)      12.60          3.09
                             --------     -------      --------      --------     -------       -------

Total from investment
  operations..............     (25.75)       4.18          4.45        (23.15)      13.01          5.72
                             --------     -------      --------      --------     -------       -------

Net equalization credits
  and charges(4)..........       0.66        0.30            --          0.10       (0.04)           --
                             --------     -------      --------      --------     -------       -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (1.77)      (2.77)        (0.89)        (0.63)      (0.35)        (2.61)

Return of capital.........         --          --            --            --          --            --
                             --------     -------      --------      --------     -------       -------

Total distributions.......      (1.77)      (2.77)        (0.89)        (0.63)      (0.35)        (2.61)
                             --------     -------      --------      --------     -------       -------

NET ASSET VALUE, END OF
  PERIOD..................   $  28.58     $ 55.44      $  53.73      $  45.12     $ 68.80       $ 56.18
                             ========     =======      ========      ========     =======       =======

TOTAL RETURN(1)...........     (46.07)%      8.28%         8.90%       (33.71)%     23.14%        10.55%

Net assets, end of period
  (in 000s)...............   $883,280     $72,068      $147,756      $117,300     $86,003       $50,559

Ratio of expenses to
  average net assets......       0.35%       0.35%         0.36%(2)      0.35%       0.35%         0.36%(2)

Ratio of net investment
  income (loss) to average
  net assets..............       4.46%       2.93%         3.06%(2)      0.89%       0.52%         2.42%(2)

Portfolio turnover rate
  (3).....................         23%          8%           22%           52%         96%           11%



(*)   Commencement of operations
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.


                                                       SPDR KBW INSURANCE
                                                               ETF
                                             --------------------------------------
                                                                     FOR THE PERIOD
                                             YEAR ENDED  YEAR ENDED    11/8/2005*-
                                              6/30/2008   6/30/2007     6/30/2006
                                             ----------  ----------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $ 59.41     $ 51.22       $ 52.12
                                               -------     -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)...............       1.02(4)     0.76          0.44

Net realized and unrealized gain
  (loss)(5)................................     (18.56)       8.17         (0.93)
                                               -------     -------       -------

Total from investment operations...........     (17.54)       8.93         (0.49)
                                               -------     -------       -------

Net equalization credits and charges(4)....       0.12       (0.02)           --
                                               -------     -------       -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income......................      (1.10)      (0.72)        (0.41)

Return of capital..........................         --          --            --
                                               -------     -------       -------

Total distributions........................      (1.10)      (0.72)        (0.41)
                                               -------     -------       -------

NET ASSET VALUE, END OF PERIOD.............    $ 40.89     $ 59.41       $ 51.22
                                               =======     =======       =======

TOTAL RETURN(1)                                 (29.67)%     17.46%        (0.93)%

Net assets, end of period (in 000s)........    $63,374     $59,413       $35,855

Ratio of expenses to average net assets....       0.35%       0.35%         0.36%(2)

Ratio of net investment income (loss) to
  average net assets.......................       1.99%       1.32%         1.27%(2)

Portfolio turnover rate (3)................         18%          6%           16%



(*)   Commencement of operations
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                               SPDR MORGAN STANLEY TECHNOLOGY ETF
                                   ----------------------------------------------------------
                                   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                    6/30/2008   6/30/2007   6/30/2006   6/30/2005   6/30/2004
                                   ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................   $  61.90    $  49.11    $  46.99     $ 49.18     $ 36.67
                                    --------    --------    --------     -------     -------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:

Net investment income (loss).....       0.15        0.05        0.03        0.11       (0.09)(3)

Net realized and unrealized gain
  (loss)(4)......................      (6.74)      12.80        2.13       (2.19)      12.60
                                    --------    --------    --------     -------     -------

Total from investment
  operations.....................      (6.59)      12.85        2.16       (2.08)      12.51
                                    --------    --------    --------     -------     -------

Net equalization credits and
  charges(3).....................      (0.01)       0.00+         --          --          --
                                    --------    --------    --------     -------     -------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM:

Net investment income............      (0.15)      (0.05)      (0.03)      (0.11)         --

Return of capital................         --       (0.01)      (0.01)         --          --
                                    --------    --------    --------     -------     -------

Total distributions..............      (0.15)      (0.06)      (0.04)      (0.11)         --
                                    --------    --------    --------     -------     -------

NET ASSET VALUE, END OF PERIOD...   $  55.15    $  61.90    $  49.11     $ 46.99     $ 49.18
                                    ========    ========    ========     =======     =======

TOTAL RETURN(1)                       (10.67)%     26.19%       4.60%      (4.25)%     34.11%

Net assets, end of period (in
  000s)..........................   $228,870    $188,811    $144,873     $30,546     $24,595

Ratio of expenses to average net
  assets.........................       0.50%       0.50%       0.51%       0.51%       0.52%

Ratio of net investment income
  (loss) to average net assets...       0.26%       0.09%       0.07%       0.24%      (0.20)%

Portfolio turnover rate (2)......         24%         22%         23%         46%         17%



(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(2) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(3)   Per share numbers have been calculated using the average shares method.
(4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.


                                           SPDR S&P                                SPDR S&P
                                           DIVIDEND                                 BIOTECH
                                              ETF                                     ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    11/8/2005*-   YEAR ENDED  YEAR ENDED    1/31/2006*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $  62.57    $  55.70      $  53.49      $  50.93    $  45.90       $ 49.67
                             --------    --------      --------      --------    --------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income
  (loss)..................       2.19(4)     1.75          1.12          0.66        0.18         (0.07)

Net realized and
  unrealized gain (loss)
  (5).....................     (17.49)       6.87          2.15          6.59        5.04         (3.70)
                             --------    --------      --------      --------    --------       -------

Total from investment
  operations..............     (15.30)       8.62          3.27          7.25        5.22         (3.77)
                             --------    --------      --------      --------    --------       -------

Net equalization credits
  and charges (4).........       0.02        0.12          0.00+        (0.02)      (0.05)           --
                             --------    --------      --------      --------    --------       -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (2.19)      (1.87)        (1.06)        (0.69)      (0.14)           --

Net realized gains........      (0.80)         --            --            --          --            --
                             --------    --------      --------      --------    --------       -------

Total distributions.......      (2.99)      (1.87)        (1.06)        (0.69)      (0.14)           --
                             --------    --------      --------      --------    --------       -------

NET ASSET VALUE, END OF
  PERIOD..................   $  44.30    $  62.57      $  55.70      $  57.47    $  50.93       $ 45.90
                             ========    ========      ========      ========    ========       =======

TOTAL RETURN (1)..........     (25.05)%     15.78%         6.16%        14.15%      11.26%        (7.59)%

Net assets, end of period
  (in 000s)...............   $230,378    $275,319      $100,263      $264,342    $106,957       $29,835

Ratio of expenses to
  average net assets......       0.35%       0.34%         0.30%(2)      0.35%       0.35%         0.36%(2)

Ratio of expense to
  average net assets
  before waivers..........         --        0.35%         0.36%(2)        --          --            --

Ratio of net investment
  income (loss) to average
  net assets..............       3.92%       3.11%         3.45%(2)      1.48%       0.51%        (0.33)%(2)

Portfolio turnover rate
  (3).....................         48%         41%           25%           79%         74%           38%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                           SPDR S&P                                SPDR S&P
                                         HOMEBUILDERS                           METALS & MINING
                                              ETF                                     ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    1/31/2006*-   YEAR ENDED  YEAR ENDED    6/19/2006*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $  30.37    $  33.86      $  46.92      $  62.63    $  50.08       $ 43.29
                             --------    --------      --------      --------    --------       -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)..................       0.36        0.28          0.07          0.39        0.39          0.02

Net realized and
  unrealized gain (loss)
  (5).....................     (13.82)      (3.49)       (13.06)        31.54       12.55          6.77
                             --------    --------      --------      --------    --------       -------

Total from investment
  operations..............     (13.46)      (3.21)       (12.99)        31.93       12.94          6.79
                             --------    --------      --------      --------    --------       -------

Net equalization credits
  and charges (4).........      (0.06)       0.01         (0.00)+          --       (0.03)           --
                             --------    --------      --------      --------    --------       -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (0.32)      (0.29)        (0.07)        (0.40)      (0.36)           --

Net realized gains........         --          --            --            --          --            --
                             --------    --------      --------      --------    --------       -------

Total distributions.......      (0.32)      (0.29)        (0.07)        (0.40)      (0.36)           --
                             --------    --------      --------      --------    --------       -------

NET ASSET VALUE, END OF
  PERIOD..................   $  16.53    $  30.37      $  33.86      $  94.16    $  62.63       $ 50.08
                             ========    ========      ========      ========    ========       =======

TOTAL RETURN (1)..........     (44.63)%     (9.51)%      (27.70)%       51.22%      25.93%        15.70%

Net assets, end of period
  (in 000s)...............   $535,553    $331,067      $165,908      $819,193    $203,540       $30,050

Ratio of expenses to
  average net assets......       0.35%       0.35%         0.36%(2)      0.35%       0.35%         0.36%(2)

Ratio of expense to
  average net assets
  before waivers..........         --          --            --            --          --            --

Ratio of net investment
  income (loss) to average
  net assets..............       1.80%       0.64%         0.34%(2)      0.59%       0.70%         1.65%(2)

Portfolio turnover rate
  (3).....................         76%         16%           19%           59%         31%            0%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                           SPDR S&P                                SPDR S&P
                                           OIL & GAS                               OIL & GAS
                                     EQUIPMENT & SERVICES                  EXPLORATION & PRODUCTION
                                              ETF                                     ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    6/19/2006*-   YEAR ENDED  YEAR ENDED    6/19/2006*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............   $  36.90    $  31.07       $ 27.99      $  45.93     $ 39.12      $ 33.80
                             --------    --------       -------      --------     -------      --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)..................       0.11        0.08          0.00+         0.13        0.10          0.00+

Net realized and
  unrealized gain (loss)
  (5).....................      14.11        5.83          3.08         24.16        6.81         5.32
                             --------    --------       -------      --------     -------      --------

Total from investment
  operations..............      14.22        5.91          3.08         24.29        6.91         5.32
                             --------    --------       -------      --------     -------      --------

Net equalization credits
  and charges (4).........       0.00+      (0.00)+          --          0.02       (0.00)+          --
                             --------    --------       -------      --------     -------      --------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (0.12)      (0.08)           --         (0.14)      (0.10)           --

Net realized gains........      (0.10)         --            --            --          --            --
                             --------    --------       -------      --------     -------      --------

Total distributions.......      (0.22)      (0.08)           --         (0.14)      (0.10)           --
                             --------    --------       -------      --------     -------      --------

NET ASSET VALUE, END OF
  PERIOD..................   $  50.90    $  36.90       $ 31.07      $  70.10     $ 45.93      $ 39.12
                             ========    ========       =======      ========     =======      ========

TOTAL RETURN (1)..........      38.61%      19.08%        10.98%        52.99%      17.68%        15.74%

Net assets, end of period
  (in 000s)...............   $279,948    $143,927       $15,535      $311,952     $39,041      $19,560

Ratio of expenses to
  average net assets......       0.36%       0.35%         0.36%(2)      0.35%       0.35%         0.36%(2)

Ratio of expense to
  average net assets
  before waivers..........         --          --            --            --          --            --

Ratio of net investment
  income (loss) to average
  net assets..............       0.28%       0.36%         0.17%(2)      0.28%       0.23%         0.10%(2)

Portfolio turnover rate
  (3).....................         51%         43%            0%           44%         48%            0%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                                         SPDR S&P                                SPDR S&P
                                    PHARMACEUTICALS ETF                         RETAIL ETF
                          --------------------------------------  --------------------------------------
                                                  FOR THE PERIOD                          FOR THE PERIOD
                          YEAR ENDED  YEAR ENDED    6/19/2006*-   YEAR ENDED  YEAR ENDED    6/19/2006*-
                           6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                          ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...    $ 35.57     $ 31.88       $ 31.42      $  43.54    $  37.61       $ 36.72
                            -------     -------       -------      --------    --------       -------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)................       0.32(4)     0.38          0.00+         0.37        0.11          0.01

Net realized and
  unrealized gain
  (loss)(5).............      (4.51)       3.80          0.46        (14.39)       5.93          0.88
                            -------     -------       -------      --------    --------       -------

Total from investment
  operations............      (4.19)       4.18          0.46        (14.02)       6.04          0.89
                            -------     -------       -------      --------    --------       -------

Net equalization credits
  and charges (4).......       0.03          --            --         (0.09)       0.02            --
                            -------     -------       -------      --------    --------       -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income...      (0.33)      (0.38)           --         (0.31)      (0.13)           --

Net realized gains......         --       (0.11)           --            --          --            --
                            -------     -------       -------      --------    --------       -------

Total distributions.....      (0.33)      (0.49)           --         (0.31)      (0.13)           --
                            -------     -------       -------      --------    --------       -------

Voluntary contribution
  from advisor..........         --          --            --          0.14          --            --
                            -------     -------       -------      --------    --------       -------

NET ASSET VALUE, END OF
  PERIOD................    $ 31.08      $35.57       $ 31.88      $  29.26    $  43.54       $ 37.61
                            =======     =======       =======      ========    ========       =======

TOTAL RETURN (1)........     (11.73)%     13.17%         1.46%       (32.11)%(6)  16.12%         2.42%

Net assets, end of
  period (in 000s)......    $ 9,328      $8,897       $15,939      $263,380    $134,978       $20,687

Ratio of expenses to
  average net assets....       0.35%       0.35%         0.36%(2)      0.35%       0.35%         0.36%(2)

Ratio of net investment
  income (loss) to
  average net assets....       0.97%       0.95%         0.29%(2)      1.40%       0.35%         0.82%(2)

Portfolio turnover rate
  (3)...................         50%         23%            0%           50%         71%            0%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(6) If the Adviser had not made a voluntary capital contribution to the Fund, the total return would have been (32.44)%.

                                           SPDR S&P
                                       SEMICONDUCTOR ETF                 SPDR KBW REGIONAL BANKING ETF
                            --------------------------------------  --------------------------------------
                                                    FOR THE PERIOD                          FOR THE PERIOD
                            YEAR ENDED  YEAR ENDED    1/31/2006*-   YEAR ENDED  YEAR ENDED    6/19/2006*-
                             6/30/2008   6/30/2007     6/30/2006     6/30/2008   6/30/2007     6/30/2006
                            ----------  ----------  --------------  ----------  ----------  --------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...............    $ 53.22    $  47.29       $ 53.32      $  45.90    $  48.33       $ 48.02
                              -------    --------       -------      --------    --------       -------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:

Net investment income
  (loss)..................       0.24        0.16          0.02          1.43        1.84          0.02

Net realized and
  unrealized gain
  (loss)(5)...............     (11.58)       5.93         (6.03)       (18.58)      (2.40)         0.29
                              -------    --------       -------      --------    --------       -------

Total from investment
  operations..............     (11.34)       6.09         (6.01)       (17.15)      (0.56)         0.31
                              -------    --------       -------      --------    --------       -------

Net equalization credits
  and charges (4).........       0.01       (0.00)+          --         (0.60)      (0.43)           --
                              -------    --------       -------      --------    --------       -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income.....      (0.27)      (0.16)        (0.02)        (1.59)      (1.44)           --

Net realized gains........         --          --            --            --          --            --
                              -------    --------       -------      --------    --------       -------

Total distributions.......      (0.27)      (0.16)        (0.02)        (1.59)      (1.44)           --
                              -------    --------       -------      --------    --------       -------

Voluntary contribution
  from advisor............         --          --            --            --          --            --
                              -------    --------       -------      --------    --------       -------

NET ASSET VALUE, END OF
  PERIOD..................    $ 41.62    $  53.22       $ 47.29      $  26.56    $  45.90       $ 48.33
                              =======    ========       =======      ========    ========       =======

TOTAL RETURN (1)..........     (21.30)%     12.89%       (11.26)%      (39.51)%     (2.16)%        0.66%

Net assets, end of period
  (in 000s)...............    $39,538    $106,439       $47,290      $709,284    $128,523       $99,076

Ratio of expenses to
  average net assets......       0.35%       0.35%         0.36%(2)      0.35%       0.36%         0.36%(2)

Ratio of net investment
  income (loss) to average
  net assets..............       0.52%       0.35%         0.10%(2)      4.04%       2.16%         4.01%(2)

Portfolio turnover rate
  (3).....................         65%         52%           40%           35%         39%            0%



(*)   Commencement of operations
(+)   Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized
(3) Portfolio turnover rate excludes securities received or delivered from processing of creations or redemptions on shares.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                   ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to: (i) show the frequency at which the daily market price on the Exchange was at a discount or premium to each Fund's daily net asset value ("NAV") for each quarter of 2007 through September 30, 2008; and (ii) compare each Fund's total pre-tax return at NAV with the total pre-tax return based on market price and its benchmark Index. The market price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. All data presented below represents past performance, which cannot be used to predict future results. Funds not listed below had not commenced operations as of the date of this Prospectus and Funds that do not include performance information below had not completed a full calendar year of operations.

SPDR DJ WILSHIRE TOTAL MARKET ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    12       9        4       5       3        0



                                   CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL TOTAL RETURN
                               ------------------------------   ------------------------------
                                                    DOW JONES                        DOW JONES
                                                     WILSHIRE                         WILSHIRE
                                                       5000                             5000
                               NET ASSET   MARKET   COMPOSITE   NET ASSET   MARKET   COMPOSITE
                                 VALUE      VALUE     INDEX       VALUE      VALUE     INDEX
                               ---------   ------   ---------   ---------   ------   ---------
One Year Ended 12/31/07......     5.44%      5.59%     5.48%       5.44%      5.59%     5.48%
Five Years Ended
  12/31/07(1)................    80.46%     81.15%    92.61%      12.53%     12.62%    14.01%
Since Inception(1), (2)......    20.84%     21.24%    23.17%       2.65%      2.70%     2.92%


--------

   (1) Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire 5000 Composite Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

   (2) Total returns are calculated based on the commencement of operations on October 4, 2000.

SPDR DJ WILSHIRE LARGE CAP ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                              ----------------------------------------------------------
                                   BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                       ABOVE NAV                      BELOW NAV
                              ---------------------------    ---------------------------
                               50-99    100-199     >200      50-99    100-199     >200
                               BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                              POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                              ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08......     8         11         7        11         2          0



                                   CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL TOTAL RETURN
                               ------------------------------   ------------------------------
                                                    DOW JONES                        DOW JONES
                                                     WILSHIRE                         WILSHIRE
                               NET ASSET   MARKET   LARGE CAP   NET ASSET   MARKET   LARGE CAP
                                 VALUE      VALUE     INDEX       VALUE      VALUE     INDEX
                               ---------   ------   ---------   ---------   ------   ---------
One Year Ended 12/31/07......     6.21%      6.36%     6.40%       6.21%      6.36%     6.40%
Since Inception(1)...........    25.95%     26.40%    26.48%      11.34%     11.52%    11.45%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR DJ WILSHIRE LARGE CAP GROWTH ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                              ----------------------------------------------------------
                                   BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                       ABOVE NAV                      BELOW NAV
                              ---------------------------    ---------------------------
                               50-99    100-199     >200      50-99    100-199     >200
                               BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                              POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                              ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08......     7         2          1         1         0          0



                                   CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL TOTAL RETURN
                               ------------------------------   ------------------------------
                                                    DOW JONES                        DOW JONES
                                                     WILSHIRE                         WILSHIRE
                                                    LARGE CAP                        LARGE CAP
                               NET ASSET   MARKET     GROWTH    NET ASSET   MARKET     GROWTH
                                 VALUE      VALUE     INDEX       VALUE      VALUE     INDEX
                               ---------   ------   ---------   ---------   ------   ---------
One Year Ended 12/31/07......     10.77%    11.01%     10.97%     10.77%     11.01%    10.97%
Five Years Ended
  12/31/07(1)................     68.60%    68.50%     81.15%     11.01%     11.00%    12.62%
Since Inception(1), (2)......    -36.55%   -36.44%    -18.56%     -6.09%     -6.05%    -2.78%


--------

   (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Large Cap Growth Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

   (2) Total returns are calculated based on the commencement of operations on September 25, 2000.

SPDR DJ WILSHIRE LARGE CAP VALUE ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                              ----------------------------------------------------------
                                   BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                       ABOVE NAV                      BELOW NAV
                              ---------------------------    ---------------------------
                               50-99    100-199     >200      50-99    100-199     >200
                               BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                              POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                              ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08......     7         6          5         4         0          0



                                   CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL TOTAL RETURN
                               ------------------------------   ------------------------------
                                                    DOW JONES                        DOW JONES
                                                     WILSHIRE                         WILSHIRE
                                                    LARGE CAP                        LARGE CAP
                               NET ASSET   MARKET     VALUE     NET ASSET   MARKET     VALUE
                                 VALUE      VALUE     INDEX       VALUE      VALUE     INDEX
                               ---------   ------   ---------   ---------   ------   ---------
One Year Ended 12/31/07......     1.70%      1.12%     1.84%       1.70%      1.12%     1.84%
Five Years Ended
  12/31/07(1)................    85.13%     86.04%    94.50%      13.11%     13.22%    14.23%
Since Inception(1), (2)......    51.37%     51.95%    66.55%       5.87%      5.93%     7.27%


--------

   (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Large Cap Value Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

   (2) Total returns are calculated based on the commencement of operations on September 25, 2000.

SPDR DJ WILSHIRE MID CAP ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........     2       1        0       3       0        0



                                 CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                            --------------------------------    --------------------------------
                                                   DOW JONES                           DOW JONES
                                                    WILSHIRE                            WILSHIRE
                            NET ASSET    MARKET     MID CAP     NET ASSET    MARKET     MID CAP
                              VALUE       VALUE      INDEX        VALUE       VALUE      INDEX
                            ---------    ------    ---------    ---------    ------    ---------
One Year Ended 12/31/07...     5.59%       5.92%      5.58%        5.59%       5.92%      5.58%
Since Inception(1)........    24.83%      25.13%     25.14%       10.88%      11.00%     10.91%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR DJ WILSHIRE MID CAP GROWTH ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........     1       1        0       4       0        0



                                CUMULATIVE TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                          -----------------------------------    -----------------------------------
                                                   DOW JONES                              DOW JONES
                                                   WILSHIRE                               WILSHIRE
                          NET ASSET    MARKET       MID CAP      NET ASSET    MARKET       MID CAP
                            VALUE       VALUE    GROWTH INDEX      VALUE       VALUE    GROWTH INDEX
                          ---------    ------    ------------    ---------    ------    ------------
One Year Ended
  12/31/07..............    11.04%      11.41%       11.24%        11.04%      11.41%       11.24%
Since Inception(1)......    29.02%      29.38%       29.61%        12.60%      12.74%       12.72%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR DJ WILSHIRE MID CAP VALUE ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........     4       1        0       4       1        0



                                  CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                            ----------------------------------    ----------------------------------
                                                    DOW JONES                             DOW JONES
                                                     WILSHIRE                              WILSHIRE
                            NET ASSET    MARKET      MID CAP      NET ASSET    MARKET      MID CAP
                              VALUE       VALUE    VALUE INDEX      VALUE       VALUE    VALUE INDEX
                            ---------    ------    -----------    ---------    ------    -----------
One Year Ended 12/31/07...    -1.52%      -1.36%      -1.29%        -1.52%      -1.36%      -1.29%
Since Inception(1)........    18.65%      18.92%      19.23%         8.29%       8.40%       8.46%


--------

   (1) Total returns are calculated based on the commencement of trading on November 8, 2005.

SPDR DJ WILSHIRE SMALL CAP ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....     8         3          3         2         2          0



                                 CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                            --------------------------------    --------------------------------
                                                   DOW JONES                           DOW JONES
                                                    WILSHIRE                            WILSHIRE
                            NET ASSET    MARKET    SMALL CAP    NET ASSET    MARKET    SMALL CAP
                              VALUE       VALUE      INDEX        VALUE       VALUE      INDEX
                            ---------    ------    ---------    ---------    ------    ---------
One Year Ended 12/31/07...     1.69%       1.84%      1.90%        1.69%       1.84%      1.90%
Since Inception(1)........    22.81%      23.12%     23.57%       10.04%      10.17%     10.26%


--------

   (1) Total returns are calculated based on the commencement of trading on November 8, 2005.

SPDR DJ WILSHIRE SMALL CAP GROWTH ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....    16         3          2         4         0          0



                                 CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                            --------------------------------    --------------------------------
                                                   DOW JONES                           DOW JONES
                                                    WILSHIRE                            WILSHIRE
                                                   SMALL CAP                           SMALL CAP
                            NET ASSET    MARKET      GROWTH     NET ASSET    MARKET      GROWTH
                              VALUE       VALUE      INDEX        VALUE       VALUE      INDEX
                            ---------    ------    ---------    ---------    ------    ---------
One Year Ended 12/31/07...      7.89%      7.40%       8.05%       7.89%       7.40%      8.05%
Five Years Ended
  12/31/07(1).............    126.77%    127.20%     142.45%      17.79%      17.84%     19.38%
Since Inception(1), (2)...      1.17%      1.45%      24.47%       0.16%       0.20%      3.06%


--------

   (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Small Cap Growth Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

   (2) Total returns are calculated based on the commencement of operations on September 25, 2000.

SPDR DJ WILSHIRE SMALL CAP VALUE ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    12       6        3       4       0        0



                                  CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                            ----------------------------------    ----------------------------------
                                                    DOW JONES                             DOW JONES
                                                     WILSHIRE                              WILSHIRE
                            NET ASSET    MARKET     SMALL CAP     NET ASSET    MARKET     SMALL CAP
                              VALUE       VALUE    VALUE INDEX      VALUE       VALUE    VALUE INDEX
                            ---------    ------    -----------    ---------    ------    -----------
One Year Ended 12/31/07...     -4.22%     -4.34%       -4.13%       -4.22%      -4.34%      -4.13%
Five Years Ended
  12/31/07(1).............    104.56%    105.16%      112.85%       15.39%      15.46%      16.31%
Since Inception(1), (2)...    158.73%    159.39%      134.69%       13.97%      14.01%      12.45%


--------

   (1) Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones Wilshire Small Cap Value Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

   (2) Total returns are calculated based on the commencement of operations on September 25, 2000.

SPDR DJ GLOBAL TITANS ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....    30         18         2        18         13         0



                                CUMULATIVE TOTAL RETURN                  AVERAGE ANNUAL TOTAL RETURN
                        ---------------------------------------    ---------------------------------------
                                                   DOW JONES                                  DOW JONES
                        NET ASSET    MARKET    GLOBAL TITANS 50    NET ASSET    MARKET    GLOBAL TITANS 50
                          VALUE       VALUE    INDEX-U.S. CLOSE      VALUE       VALUE    INDEX-U.S. CLOSE
                        ---------    ------    ----------------    ---------    ------    ----------------
One Year Ended
  12/31/07............     5.95%       6.23%          6.33%           5.95%       6.23%          6.33%
Five Years Ended
  12/31/07............    75.17%      76.07%         79.86%          11.86%      11.98%         12.46%
Since Inception(1)....     6.95%       7.34%         11.26%           0.93%       0.98%          1.47%


--------

   (1) Total returns are calculated based on the commencement of operations on September 25, 2000.

SPDR DJ WILSHIRE REIT ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....    11         3          1         5         3          1



                                 CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                            ---------------------------------    ---------------------------------
                                                    DOW JONES                            DOW JONES
                            NET ASSET    MARKET     WILSHIRE     NET ASSET    MARKET     WILSHIRE
                              VALUE       VALUE    REIT INDEX      VALUE       VALUE    REIT INDEX
                            ---------    ------    ----------    ---------    ------    ----------
One Year Ended 12/31/07...    -17.69%    -17.92%     -17.55%       -17.69%    -17.92%     -17.55%
Five Years Ended
  12/31/07................    127.83%    126.94%     131.37%        17.90%     17.81%      18.27%
Since Inception(1)........    167.35%    166.74%     173.00%        15.83%     15.79%      16.04%


--------

   (1) Total returns are calculated based on the commencement of operations on April 23, 2001.

SPDR KBW BANK ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....     7         7          1         8         2          1



                                  CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL TOTAL RETURN
                               -----------------------------    -----------------------------
                                                        KBW                              KBW
                               NET ASSET    MARKET     BANK     NET ASSET    MARKET     BANK
                                 VALUE       VALUE     INDEX      VALUE       VALUE     INDEX
                               ---------    ------    ------    ---------    ------    ------
One Year Ended 12/31/07......    -21.81%    -21.83%   -21.81%     -21.81%    -21.83%   -21.81%
Since Inception(1)...........     -5.44%     -5.51%    -4.96%      -2.57%     -2.60%    -2.32%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR KBW CAPITAL MARKETS ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....     5         2          2         2         1          2



                                   CUMULATIVE TOTAL RETURN         AVERAGE ANNUAL TOTAL RETURN
                               ------------------------------    ------------------------------
                                                        KBW                               KBW
                                                      CAPITAL                           CAPITAL
                               NET ASSET    MARKET    MARKETS    NET ASSET    MARKET    MARKETS
                                 VALUE       VALUE     INDEX       VALUE       VALUE     INDEX
                               ---------    ------    -------    ---------    ------    -------
One Year Ended 12/31/07......     0.94%       1.10%     1.26%       0.94%       1.10%     1.26%
Since Inception(1)...........    33.47%      33.86%    34.51%      14.39%      14.54%    14.66%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR KBW INSURANCE ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....     9         2          1         7         0          1



                                   CUMULATIVE TOTAL RETURN           AVERAGE ANNUAL TOTAL RETURN
                              --------------------------------    --------------------------------
                                                        KBW                                 KBW
                              NET ASSET    MARKET    INSURANCE    NET ASSET    MARKET    INSURANCE
                                VALUE       VALUE      INDEX        VALUE       VALUE      INDEX
                              ---------    ------    ---------    ---------    ------    ---------
One Year Ended 12/31/07.....    -5.81%      -5.11%     -5.49%       -5.81%      -5.11%     -5.49%
Since Inception(1)..........     4.75%       5.36%      5.56%        2.18%       2.46%      2.53%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR MORGAN STANLEY TECHNOLOGY ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....     6         3          0         3         3          0



                                 CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                            ---------------------------------    ---------------------------------
                                                     MORGAN                               MORGAN
                                                     STANLEY                              STANLEY
                            NET ASSET    MARKET    TECHNOLOGY    NET ASSET    MARKET    TECHNOLOGY
                              VALUE       VALUE       INDEX        VALUE       VALUE       INDEX
                            ---------    ------    ----------    ---------    ------    ----------
One Year Ended 12/31/07...      9.73%     10.04%      10.24%        9.73%      10.04%      10.24%
Five Years Ended
  12/31/07................    116.02%    117.26%     121.52%       16.65%      16.79%      17.24%
Since Inception(1)........    -36.43%    -36.16%     -34.49%       -6.04%      -5.99%      -5.61%


--------

   (1) Total returns are calculated based on the commencement of operations on September 25, 2000.

SPDR S&P DIVIDEND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....    17         9          1         9         2          1



                                   CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL TOTAL RETURN
                             ----------------------------------    ----------------------------------
                                                        S&P                                   S&P
                                                     HIGH YIELD                            HIGH YIELD
                                                      DIVIDEND                              DIVIDEND
                             NET ASSET    MARKET    ARISTOCRATS    NET ASSET    MARKET    ARISTOCRATS
                               VALUE       VALUE       INDEX         VALUE       VALUE       INDEX
                             ---------    ------    -----------    ---------    ------    -----------
One Year Ended 12/31/07....    -6.39%      -6.06%      -6.29%        -6.39%      -6.06%      -6.29%
Since Inception(1).........    12.09%      12.74%      12.46%         5.46%       5.74%       5.57%


--------

   (1) Total returns are calculated based on the commencement of operations on November 8, 2005.

SPDR S&P BIOTECH ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....    10         3          0         4         2          0



                                 CUMULATIVE TOTAL RETURN               AVERAGE ANNUAL TOTAL RETURN
                          ------------------------------------    ------------------------------------
                                                      S&P                                     S&P
                                                 BIOTECHNOLOGY                           BIOTECHNOLOGY
                                                     SELECT                                  SELECT
                          NET ASSET    MARKET       INDUSTRY      NET ASSET    MARKET       INDUSTRY
                            VALUE       VALUE        INDEX          VALUE       VALUE        INDEX
                          ---------    ------    -------------    ---------    ------    -------------
One Year Ended
  12/31/07..............    29.10%      29.26%       29.63%         29.10%      29.26%       29.63%
Since Inception(1)......    19.95%      20.05%       20.90%          9.95%      10.00%       10.41%


--------

   (1) Total returns are calculated based on the commencement of operations on January 31, 2006.

SPDR S&P HOMEBUILDERS ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                                 BID/OFFER MIDPOINT             BID/OFFER MIDPOINT
                                     ABOVE NAV                      BELOW NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
1/1/07 through 9/30/08....    23         6          1        19         3          1



                                CUMULATIVE TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                          -----------------------------------    -----------------------------------
                                                      S&P                                    S&P
                                                 HONEBUILDERS                           HONEBUILDERS
                                                    SELECT                                 SELECT
                          NET ASSET    MARKET      INDUSTRY      NET ASSET    MARKET      INDUSTRY
                            VALUE       VALUE        INDEX         VALUE       VALUE        INDEX
                          ---------    ------    ------------    ---------    ------    ------------
One Year Ended
  12/31/07..............    -47.65%    -47.46%      -47.74%        -47.65%    -47.46%      -47.74%
Since Inception(1)......    -58.09%    -57.84%      -58.09%        -36.46%    -36.26%      -36.47%


--------

   (1) Total returns are calculated based on the commencement of operations on January 31, 2006.

SPDR S&P METALS & MINING ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    12       6        0       7       1        0



                                    CUMULATIVE TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
                                 -----------------------------   -----------------------------
                                                         S&P                             S&P
                                                      METALS &                        METALS &
                                                       MINING                          MINING
                                                       SELECT                          SELECT
                                 NET ASSET   MARKET   INDUSTRY   NET ASSET   MARKET   INDUSTRY
                                   VALUE      VALUE     INDEX      VALUE      VALUE     INDEX
                                 ---------   ------   --------   ---------   ------   --------
One Year Ended 12/31/07........    42.58%     42.37%    42.99%     42.58%     42.37%    42.99%
Since Inception(1).............    62.39%     62.45%    63.17%     37.09%     37.12%    36.24%


--------

   (1) Total returns are calculated based on the commencement of operations on June 19, 2006.

SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    14       5        0       3       1        0



                                   CUMULATIVE TOTAL RETURN         AVERAGE ANNUAL TOTAL RETURN
                               -------------------------------   -------------------------------
                                                        S&P                               S&P
                                                     OIL & GAS                         OIL & GAS
                                                     EQUIPMENT                         EQUIPMENT
                                                    & SERVICES                        & SERVICES
                                                      SELECT                            SELECT
                               NET ASSET   MARKET    INDUSTRY    NET ASSET   MARKET    INDUSTRY
                                 VALUE      VALUE      INDEX       VALUE      VALUE      INDEX
                               ---------   ------   ----------   ---------   ------   ----------
One Year Ended 12/31/07......    38.79%     39.51%     39.27%      38.79%     39.51%     39.27%
Since Inception(1)...........    45.83%     46.46%     46.61%      27.82%     28.18%     27.33%


--------

   (1) Total returns are calculated based on the commencement of operations on June 19, 2006.

SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    10       2        0       4       0        0



                                   CUMULATIVE TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                            ------------------------------------   ------------------------------------
                                                       S&P                                    S&P
                                                    OIL & GAS                              OIL & GAS
                                                  EXPLORATION &                          EXPLORATION &
                                                    PRODUCTION                             PRODUCTION
                            NET ASSET   MARKET   SELECT INDUSTRY   NET ASSET   MARKET   SELECT INDUSTRY
                              VALUE      VALUE        INDEX          VALUE      VALUE        INDEX
                            ---------   ------   ---------------   ---------   ------   ---------------
One Year Ended 12/31/07...    36.90%     37.49%       37.36%         36.90%     37.49%       37.36%
Since Inception(1)........    54.67%     55.14%       55.39%         32.81%     33.07%       32.10%


--------

   (1) Total returns are calculated based on the commencement of operations on June 19, 2006.

SPDR S&P PHARMACEUTICALS ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........     4       9        0       9       2        0



                                  CUMULATIVE TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                           ------------------------------------   ------------------------------------
                                                      S&P                                    S&P
                                                PHARMACEUTICALS                        PHARMACEUTICALS
                           NET ASSET   MARKET   SELECT INDUSTRY   NET ASSET   MARKET   SELECT INDUSTRY
                             VALUE      VALUE        INDEX          VALUE      VALUE        INDEX
                           ---------   ------   ---------------   ---------   ------   ---------------
One Year Ended 12/31/07..    -1.38%     -1.10%       -1.08%         -1.38%     -1.10%       -1.08%
Since Inception(1).......     9.10%      9.36%        9.65%          5.83%      6.00%        5.99%


--------

   (1) Total returns are calculated based on the commencement of operations on June 19, 2006.

SPDR S&P RETAIL ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    11       3        0       7       0        0



                                   CUMULATIVE TOTAL RETURN            AVERAGE ANNUAL TOTAL RETURN
                             ----------------------------------   ----------------------------------
                                                       S&P                                  S&P
                                                  RETAIL SELECT                        RETAIL SELECT
                             NET ASSET   MARKET      INDUSTRY     NET ASSET   MARKET      INDUSTRY
                               VALUE      VALUE       INDEX         VALUE      VALUE       INDEX
                             ---------   ------   -------------   ---------   ------   -------------
One Year Ended 12/31/07....    -16.13%   -15.78%      -15.81%       -16.13%   -15.78%      -15.81%
Since Inception(1).........     -6.88%    -6.55%       -6.33%        -4.53%    -4.31%       -4.05%


--------

   (1) Total returns are calculated based on the commencement of operations on June 19, 2006

SPDR S&P SEMICONDUCTOR ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........     9       1        0       4       0        0



                                  CUMULATIVE TOTAL RETURN              AVERAGE ANNUAL TOTAL RETURN
                           ------------------------------------   ------------------------------------
                                                      S&P                                    S&P
                                                 SEMICONDUCTOR                          SEMICONDUCTOR
                           NET ASSET   MARKET   SELECT INDUSTRY   NET ASSET   MARKET   SELECT INDUSTRY
                             VALUE      VALUE        INDEX          VALUE      VALUE        INDEX
                           ---------   ------   ---------------   ---------   ------   ---------------
One Year Ended 12/31/07..     -5.04%    -4.83%        -4.71%        -5.04%     -4.83%       -4.71%
Since Inception(1).......    -12.22%   -12.00%       -11.66%        -6.57%     -6.45%       -6.26%


--------

   (1) Total returns are calculated based on the commencement of operations on January 31, 2006.

SPDR KBW REGIONAL BANKING ETF

                                   FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                              BID/OFFER MIDPOINT VS. NAV
                                   ------------------------------------------------
                                      BID/OFFER MIDPOINT       BID/OFFER MIDPOINT
                                          ABOVE NAV                BELOW NAV
                                   -----------------------  -----------------------
                                    50-99  100-199   >200    50-99  100-199   >200
                                    BASIS   BASIS    BASIS   BASIS   BASIS    BASIS
                                   POINTS   POINTS  POINTS  POINTS   POINTS  POINTS
                                   ------  -------  ------  ------  -------  ------
1/1/07 through 9/30/08...........    18       6        2       8       3        1



                                   CUMULATIVE TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
                                -----------------------------   -----------------------------
                                                        KBW                             KBW
                                                     REGIONAL                        REGIONAL
                                NET ASSET   MARKET    BANKING   NET ASSET   MARKET    BANKING
                                  VALUE      VALUE     INDEX      VALUE      VALUE     INDEX
                                ---------   ------   --------   ---------   ------   --------
One Year Ended 12/31/07.......    -22.01%   -21.88%   -21.96%     -22.01%   -21.88%   -21.96%
Since Inception(1)............    -17.38%   -17.20%   -16.56%     -11.68%   -11.55%   -10.81%


--------

   (1) Total returns are calculated based on the commencement of operations on June 19, 2006.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                       WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

SPDRSTPROS               The Trust's Investment Company Act Number is 811-08839.

                              SPDR(R) SERIES TRUST

                        Supplement Dated October 31, 2008
                                     to the
                        Prospectus Dated October 31, 2008

                     SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
                   SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
                      SPDR(R) S&P(R) COMPUTER HARDWARE ETF
                      SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
                    SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
                     SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
                         SPDR(R) S&P(R) LEISURETIME ETF
                 SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
                           SPDR(R) S&P(R) TELECOM ETF
                        SPDR(R) S&P(R) TRANSPORTATION ETF
                      SPDR(R) KBW MORTGAGE FINANCE(SM) ETF

All above-listed ETFs are not yet in operation and thus are not currently offered by the SPDR Series Trust.

SPDRSTSUPP1

                              SPDR(R) SERIES TRUST

                                   PROSPECTUS

                       SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
                        SPDR(R) BARCLAYS CAPITAL TIPS ETF
                  SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
                      SPDR(R) LEHMAN LONG TERM TREASURY ETF
                        SPDR(R) LEHMAN AGGREGATE BOND ETF
                        SPDR(R) LEHMAN MUNICIPAL BOND ETF
                  SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF
                   SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF
                  SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF
                       SPDR(R) DB INTERNATIONAL GOVERNMENT
                          INFLATION-PROTECTED BOND ETF
                 SPDR(R) LEHMAN INTERNATIONAL TREASURY BOND ETF
                       SPDR(R) LEHMAN HIGH YIELD BOND ETF

                                OCTOBER 31, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS


OVERVIEW OF THE FUNDS..............................            1
  Who Should Invest?...............................            1
  Principal Strategies of the Funds................            2
  Principal Risks of the Funds.....................            4
DESCRIPTION OF THE FUNDS...........................            8
  SPDR Lehman 1-3 Month T-Bill ETF.................            8
  SPDR Barclays Capital TIPS ETF...................            9
  SPDR Lehman Intermediate Term Treasury ETF.......           10
  SPDR Lehman Long Term Treasury ETF...............           11
  SPDR Lehman Aggregate Bond ETF...................           12
  SPDR Lehman Municipal Bond ETF...................           14
  SPDR Lehman California Municipal Bond ETF........           16
  SPDR Lehman New York Municipal Bond ETF..........           18
  SPDR Lehman Short Term Municipal Bond ETF........           20
  SPDR DB International Government Inflation-
     Protected Bond ETF............................           22
  SPDR Lehman International Treasury Bond ETF......           24
  SPDR Lehman High Yield Bond ETF..................           27
PERFORMANCE BAR CHARTS AND TABLES..................           29
FEES AND EXPENSES..................................           30
  Examples.........................................           33
ADDITIONAL INDEX INFORMATION.......................           35
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS...................................           42
  Additional Investment Strategies.................           42
  Additional Risks.................................           43
  Other Considerations.............................           45
MANAGEMENT.........................................           45
INDEX/TRADEMARK LICENSES/DISCLAIMERS...............           51
DETERMINATION OF NET ASSET VALUE...................           55
BUYING AND SELLING THE FUNDS.......................           56
PURCHASE AND REDEMPTION OF CREATION UNITS..........           56
DISTRIBUTIONS......................................           61
PORTFOLIO HOLDINGS.................................           62
TAX MATTERS........................................           62
GENERAL INFORMATION................................           67
FINANCIAL HIGHLIGHTS...............................           67
ADDITIONAL INFORMATION CONCERNING THE FUNDS........           72
WHERE TO LEARN MORE ABOUT THE FUNDS................   Back Cover

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                              OVERVIEW OF THE FUNDS

     The investment portfolios offered by this Prospectus as described herein (each is referred to as a "Fund" and collectively, the "Funds") are series of SPDR Series Trust (the "Trust").

     Each Fund, using an "indexing" investment approach, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of a market index (each, an "Index"). For more information regarding each Index, please refer to the "Additional Index Information" section of this Prospectus. SSgA Funds Management, Inc. (the "Adviser") serves as investment adviser to the Funds.

     The shares of the Funds (the "Shares") are listed on a national securities exchange (the "Exchange"). The Shares trade on the Exchange at market prices that may differ to some degree from the Shares' net asset values. Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," either principally in-kind for securities included in the relevant Index or in cash for the value of such securities, as described later in this Prospectus. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

                               WHO SHOULD INVEST?

     Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of securities as represented in each Fund's Index. The SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF and SPDR Lehman Short Term Municipal Bond ETF (collectively, the "Municipal Bond ETFs") intend to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT").

     Each Fund may be suitable for long-term investment in the market or sector represented in its Index. Shares of the Funds may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds, which are only bought and sold at closing net asset values, each Fund's Shares are listed on the Exchange and trade in a secondary market on an intraday basis and can be created and redeemed in Creation Units at each Fund's next calculated daily net asset value.

                        PRINCIPAL STRATEGIES OF THE FUNDS

     The Adviser seeks a correlation of 0.95 or better between each Fund's performance and the performance of its Index. A correlation of 1.00 would represent perfect correlation. A number of factors may affect a Fund's ability to achieve a high correlation with its Index, including the degree to which a Fund utilizes a sampling methodology (as described below). There can be no guarantee that a Fund will achieve a high degree of correlation.

     The Adviser, in seeking to achieve each Fund's investment objective, may utilize a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects each Fund that utilizes a sampling methodology to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve each Fund's investment objective.

     In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track an Index.

     The Adviser will normally invest at least 80% of each Fund's total assets in fixed income securities that comprise its benchmark Index or in fixed income securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise its benchmark Index. This percentage limitation applies at the time of investment. With respect to the SPDR Lehman Aggregate Bond ETF, TBA Transactions (as defined below) are included within this investment policy. Each Fund will provide shareholders with at least 60 days notice prior to any material change in the above-noted investment policy or changing its Index. Each Fund may also invest its other assets in securities not included in its Index, but which the Adviser believes will help a Fund track its Index, as well as in certain futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds). Each Fund will generally concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, sector or state, as applicable, to approximately the same extent that its benchmark Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, TIPS (as defined below) and securities of U.S. states or U.S. municipal governments and their political subdivisions are not considered to be issued by members of any industry. Each Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund.

     Each Municipal Bond ETF has adopted a fundamental investment policy and certain of the other Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Except for the Municipal Bond ETFs, the Board may also change a Fund's investment objective without shareholder approval.

                          PRINCIPAL RISKS OF THE FUNDS

     A FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN A FUND. A FUND MAY NOT ACHIEVE ITS OBJECTIVES. AN INVESTMENT IN A FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-----------------------------------------------------------------------------------------------------------------------------

TICKER          NAME





                             INDEX RISK  MARKET RISK  INDEX TRACKING RISK  MANAGEMENT RISK  NON-DIVERSIFIED RISK  INCOME RISK
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman 1-3
  BIL   Month T-Bill ETF          X           X                X                  X                   X                X
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Barclays
  IPE   Capital TIPS ETF          X           X                X                  X                   X                X
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman
  ITE   Intermediate Term         X           X                X                  X                   X                X
        Treasury ETF
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman Long
  TLO   Term Treasury ETF         X           X                X                  X                   X                X
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman
  LAG   Aggregate Bond ETF        X           X                X                  X                   X                X
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman
  TFI   Municipal Bond ETF        X           X                X                  X                   X                X
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman
  CXA   California                X           X                X                  X                                    X
        Municipal Bond ETF
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman New
  INY   York Municipal Bond       X           X                X                  X                   X                X
        ETF
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman Short
  SHM   Term Municipal Bond       X           X                X                  X                   X                X
        ETF
-----------------------------------------------------------------------------------------------------------------------------

        SPDR DB
        International
  WIP   Government                X           X                X                  X                   X                X
        Inflation-Protected
        Bond ETF
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman
  BWX   International             X           X                X                  X                   X                X
        Treasury Bond ETF
-----------------------------------------------------------------------------------------------------------------------------

        SPDR Lehman High
  JNK   Yield Bond ETF            X           X                X                  X                   X                X
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

TICKER





        INTEREST RATE RISK  CREDIT RISK  CALL RISK  DERIVATIVES RISK  LIQUIDITY RISK  U.S. GOVERNMENT AGENCY SECURITIES RISK
----------------------------------------------------------------------------------------------------------------------------

  BIL            X               X           X              X                X                           X
----------------------------------------------------------------------------------------------------------------------------

  IPE            X               X           X              X                X                           X
----------------------------------------------------------------------------------------------------------------------------

  ITE            X               X           X              X                X                           X
----------------------------------------------------------------------------------------------------------------------------

  TLO            X               X           X              X                X                           X
----------------------------------------------------------------------------------------------------------------------------

  LAG            X               X           X              X                X                           X
----------------------------------------------------------------------------------------------------------------------------

  TFI            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------

  CXA            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------

  INY            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------

  SHM            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------

  WIP            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------

  BWX            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------

  JNK            X               X           X              X                X
----------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

TICKER





        ISSUER RISK  CONCENTRATION RISK  TAX RISK  POLITICAL RISK  CALIFORNIA STATE-SPECIFIC RISK  NEW YORK STATE-SPECIFIC RISK
-------------------------------------------------------------------------------------------------------------------------------

  BIL
-------------------------------------------------------------------------------------------------------------------------------

  IPE
-------------------------------------------------------------------------------------------------------------------------------

  ITE
-------------------------------------------------------------------------------------------------------------------------------

  TLO
-------------------------------------------------------------------------------------------------------------------------------

  LAG        X
-------------------------------------------------------------------------------------------------------------------------------

  TFI        X                X              X            X
-------------------------------------------------------------------------------------------------------------------------------

  CXA        X                X              X            X                       X
-------------------------------------------------------------------------------------------------------------------------------

  INY        X                X              X            X                                                      X
-------------------------------------------------------------------------------------------------------------------------------

  SHM        X                X              X            X
-------------------------------------------------------------------------------------------------------------------------------

  WIP
-------------------------------------------------------------------------------------------------------------------------------

  BWX
-------------------------------------------------------------------------------------------------------------------------------

  JNK        X
-------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

TICKER





        PREPAYMENT RISK  EXTENSION RISK  MORTGAGE-BACKED SECURITIES RISK  MORTGAGE PASS-THROUGH SECURITIES RISK
---------------------------------------------------------------------------------------------------------------

  BIL
---------------------------------------------------------------------------------------------------------------

  IPE
---------------------------------------------------------------------------------------------------------------

  ITE
---------------------------------------------------------------------------------------------------------------

  TLO
---------------------------------------------------------------------------------------------------------------

  LAG          X                X                       X                                   X
---------------------------------------------------------------------------------------------------------------

  TFI
---------------------------------------------------------------------------------------------------------------

  CXA
---------------------------------------------------------------------------------------------------------------

  INY
---------------------------------------------------------------------------------------------------------------

  SHM
---------------------------------------------------------------------------------------------------------------

  WIP
---------------------------------------------------------------------------------------------------------------

  BWX
---------------------------------------------------------------------------------------------------------------

  JNK
---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

TICKER





        FOREIGN SECURITIES RISKS  EMERGING MARKETS RISK  HIGH YIELD SECURITIES RISK
-----------------------------------------------------------------------------------

  BIL
-----------------------------------------------------------------------------------

  IPE
-----------------------------------------------------------------------------------

  ITE
-----------------------------------------------------------------------------------

  TLO
-----------------------------------------------------------------------------------

  LAG
-----------------------------------------------------------------------------------

  TFI
-----------------------------------------------------------------------------------

  CXA
-----------------------------------------------------------------------------------

  INY
-----------------------------------------------------------------------------------

  SHM
-----------------------------------------------------------------------------------

  WIP               X                       X
-----------------------------------------------------------------------------------

  BWX               X                       X
-----------------------------------------------------------------------------------

  JNK                                                                 X
-----------------------------------------------------------------------------------

All of the Funds are subject to the following risks:

     INDEX RISK: Unlike many investment companies, each Fund is not actively "managed." Therefore, a Fund would not sell a fixed income security because the security's issuer was in financial trouble unless that security is removed from the relevant Index. A Fund may not perform the same as its benchmark Index due to tracking error.

     MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the relevant Index. The values of fixed income securities could decline generally or could underperform other investments. Different types of fixed income securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

     INDEX TRACKING RISK: Each Fund's return may not match or achieve a high degree of correlation with the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index, and also incurs costs in buying and selling securities, especially when rebalancing a Fund's securities holdings to reflect changes in the composition of its Index, or representative sample of its Index. Each Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Because each Fund either utilizes a sampling approach or may utilize a sampling approach and each Fund may hold futures or other derivative positions, its return may not correlate as well with the return on its Index, as would be the case if the Fund purchased all of the fixed income securities in the Index.

     MANAGEMENT RISK: Because each Fund may not fully replicate its Index and may hold less than the total number of fixed income securities in its Index, each Fund is subject to management risk. This is the risk that the Adviser's security selection process, which is subject to a number of constraints, may not produce the intended results.

     NON-DIVERSIFIED RISK: Each Fund is non-diversified and, as a result, may have greater exposure to volatility than other funds. Because a non-diversified fund may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund, the performance of that issuer can have a substantial impact on a Fund's share price. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Fund.

     INCOME RISK: Each Fund's income may decline due to falling interest rates. During a period of falling interest rates, income is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund's monthly income to fluctuate accordingly. The monthly income of the SPDR Barclays Capital TIPS ETF and SPDR DB International Government Inflation-Protected Bond ETF is likely to fluctuate more than the other Funds due to each Fund's sensitivity to income fluctuations based on inflation.

     INTEREST RATE RISK: Interest rate risk is the risk that the securities in a Fund's portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     CREDIT RISK: Each Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer's ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than Funds that invest in other debt obligations.

     CALL RISK: Each Fund may invest in callable bonds, and such issuers may "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund's income.

     DERIVATIVES RISK: A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. If a Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index. Furthermore, to the extent a Fund's principal investment strategies involve municipal securities or high yield securities, the Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

                            DESCRIPTION OF THE FUNDS

                        SPDR LEHMAN 1-3 MONTH T-BILL ETF
                                  (SYMBOL: BIL)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers 1-3 Month U.S. Treasury Bill Index (the "1-3 Month U.S. Treasury Bill Index"). The 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. As of September 30, 2008, there were 8 issues included in the 1-3 Month U.S. Treasury Bill Index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

          U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA"), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Fund may also invest in obligations issued by other entities such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

                         SPDR BARCLAYS CAPITAL TIPS ETF
                                  (SYMBOL: IPE)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Barclays U.S. Government Inflation-linked Bond Index (the "U.S. Treasury TIPS Index"). The U.S. Treasury TIPS Index measures the performance of the inflation protected public obligations of the U.S. Treasury. Inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As of September 30, 2008, there were 26 issues included in the U.S. Treasury TIPS Index.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

          U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Fund may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

                   SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF
                                  (SYMBOL: ITE)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Intermediate U.S. Treasury Index (the "Intermediate U.S. Treasury Index"). The Intermediate U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 10 years. As of September 30, 2008, there were 105 issues included in the Intermediate U.S. Treasury Index and the average dollar-weighted maturity of issues was 4.25 years.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

          U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Fund may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

                       SPDR LEHMAN LONG TERM TREASURY ETF
                                  (SYMBOL: TLO)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term sector of the United States Treasury market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Long U.S. Treasury Index (the "Long U.S. Treasury Index"). The Long U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. As of September 30, 2008, there were 34 issues included in the Long U.S. Treasury Index and the average dollar-weighted maturity of issues was 17.82 years.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risk:

          U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Fund may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

                         SPDR LEHMAN AGGREGATE BOND ETF
                                  (SYMBOL: LAG)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers U.S. Aggregate Index (the "U.S. Aggregate Index"). The U.S. Aggregate Index represents the securities of the U.S. dollar denominated investment grade bond market. As of September 30, 2008, there were 9,329 issues included in the U.S. Aggregate Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Fund may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

          ISSUER RISK: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of the issuers may also adversely affect the value of the Fund's securities.

          PREPAYMENT RISK: The Fund may invest in mortgage related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

          EXTENSION RISK: The Fund may invest in mortgage related securities and therefore, to the extent that interest rates rise, certain mortgage backed securities may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

          MORTGAGE-BACKED SECURITIES RISK: Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

          MORTGAGE PASS-THROUGH SECURITIES RISK: Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA Transaction." A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Fund will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA Transactions from Authorized Participants (herein defined) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than typical ETFs.

                         SPDR LEHMAN MUNICIPAL BOND ETF
                                  (SYMBOL: TFI)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Municipal Managed Money Index (the "National Municipal Bond Index"). The National Municipal Bond Index tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. The National Municipal Bond Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The National Municipal Bond Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. As of September 30, 2008, there were approximately 19,565 issues included in the National Municipal Bond Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          ISSUER RISK: There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities.

          CONCENTRATION RISK: The National Municipal Bond Index may concentrate in a particular state or geographic area, or in a particular industry, group of industries or sector. Because the Fund will generally concentrate its investments to approximately the same extent that its Index is so concentrated, the Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its Shares may be subject to increased price volatility. In addition, if the Fund concentrates in a single industry, group of industries or type of investment, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment.

          TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

          POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

                    SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF
                                  (SYMBOL: CXA)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal California Index (the "California Municipal Bond Index"). The California Municipal Bond Index tracks publicly traded California municipal bonds that cover the U.S. dollar denominated California tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The California Municipal Bond Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. As of September 30, 2008, there were approximately 2,295 issues included in the California Municipal Bond Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          CALIFORNIA STATE-SPECIFIC RISK: Because the Fund concentrates its investments in California municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

          ISSUER RISK: There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities.

          CONCENTRATION RISK: The California Municipal Bond Index may concentrate in a particular state or geographic area, or in a particular industry, group of industries or sector. Because the Fund will generally concentrate its investments to approximately the same extent that its Index is so concentrated, the Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its Shares may be subject to increased price volatility. In addition, if the Fund concentrates in a single industry, group of industries or type of investment, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment.

          TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

          POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

                     SPDR LEHMAN NEW YORK MUNICIPAL BOND ETF
                                  (SYMBOL: INY)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal New York Index (the "New York Municipal Bond Index"). The New York Municipal Bond Index tracks publicly traded New York municipal bonds that cover the U.S. dollar denominated New York tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The New York Municipal Bond Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. As of September 30, 2008, there were approximately 2,581 issues included in the New York Municipal Bond Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          NEW YORK STATE-SPECIFIC RISK: Because the Fund concentrates its investments in New York municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of New York than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

          ISSUER RISK: There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities.

          CONCENTRATION RISK: The New York Municipal Bond Index may concentrate in a particular state or geographic area, or in a particular industry, group of industries or sector. Because the Fund will generally concentrate its investments to approximately the same extent that its Index is so concentrated, the Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its Shares may be subject to increased price volatility. In addition, if the Fund concentrates in a single industry, group of industries or type of investment, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment.

          TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

          POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

                    SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF
                                  (SYMBOL: SHM)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Managed Money Municipal Short Term Index (the "Short Term Municipal Bond Index"). The Short Term Municipal Bond Index tracks publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. As of September 30, 2008, there were approximately 3,036 issues included in the Short Term Municipal Bond Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          ISSUER RISK: There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities.

          CONCENTRATION RISK: The Short Term Municipal Bond Index may concentrate in a particular state or geographic area, or in a particular industry, group of industries or sector. Because the Fund will generally concentrate its investments to approximately the same extent that its Index is so concentrated, the Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its Shares may be subject to increased price volatility. In addition, if the Fund concentrates in a single industry, group of industries or type of investment, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of investment.

          TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

          POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

          SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
                                  (SYMBOL: WIP)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the DB Global Government ex-US Inflation-Linked Bond Capped Index (the "International Treasury TIPS Index"). The International Treasury TIPS Index measures the performance of the inflation-linked government bond markets of developed and emerging market countries outside of the United States. Inflation protected public obligations of the inflation-linked government bond markets of developed and emerging market countries, commonly known in the United States as TIPS, are securities issued by such governments that are designed to provide inflation protection to investors. As of September 30, 2008, there were 77 issues from 18 countries denominated in 13 currencies included in the International Treasury TIPS Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          FOREIGN SECURITIES RISK: Foreign securities involve special risks and costs. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund's debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

          Currency Risk. The Fund's net asset value is determined on the basis of U.S. dollars, therefore, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

          Political and Economic Risk. The Fund invests in sovereign debt securities, which are generally riskier than debt securities issued by the U.S. government, its agencies and instrumentalities. As a result, the Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

          Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

          EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Fund's investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund's shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

                   SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF
                                  (SYMBOL: BWX)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment-grade countries outside the United States. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers Global Treasury Ex-US Capped Index (the "Global Treasury Ex-US Capped Index"). The Global Treasury Ex-US Capped Index tracks fixed-rate local currency sovereign debt of investment-grade countries outside the United States. As of September 30, 2008, there were 675 issues from 18 countries denominated in 11 currencies included in the Global Treasury Ex-US Capped Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above. Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          FOREIGN SECURITIES RISK: Foreign securities involve special risks and costs. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund's debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

          Currency Risk. The Fund's net asset value is determined on the basis of U.S. dollars, therefore, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

          Political and Economic Risk. The Fund invests in sovereign debt securities, which are generally riskier than debt securities issued by the U.S. government, its agencies and instrumentalities. As a result, the Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

          Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

          EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Fund's investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund's shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

                         SPDR LEHMAN HIGH YIELD BOND ETF
                                  (SYMBOL: JNK)

     Investment Objective. The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. There is no assurance that the Fund will achieve its investment objective.

     Principal Investment Strategies. The Fund uses a passive management strategy designed to track the price and yield performance of the Lehman Brothers High Yield Very Liquid Index (the "High Yield Index"). The High Yield Index measures the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as "junk bonds." As of September 30, 2008, there were 107 issues included in the High Yield Index.

     The Fund does not intend to purchase all of the securities in its Index, but rather will utilize a "sampling" methodology in seeking the Fund's objective. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

     Principal Risks. The Fund is subject to the risks identified as applicable to the Fund in PRINCIPAL RISKS OF THE FUNDS under "Overview of the Funds" above.

Also see ADDITIONAL RISKS under "Additional Investment Strategies, Risks and Other Considerations." In addition, the Fund is subject to the following risks:

          ISSUER RISK: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund's securities.

          HIGH YIELD SECURITIES RISK: Securities rated below investment grade, commonly referred to as "junk bonds," include bonds that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings Ltd. ("Fitch"), or Standard & Poor's, Inc. ("S&P"), respectively, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. When the Fund invests in "junk bonds," it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

                                   PERFORMANCE
                              BAR CHARTS AND TABLES

     The Funds have not yet completed a full calendar year of investment operations and therefore do not have any performance history. Once a Fund has completed a full calendar year of operations, a bar chart and table will be included with respect to such Fund(s) that will provide some indication of the risks of investing in such Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to its Index.

                                FEES AND EXPENSES

     The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.(1)

                                                                        SPDR
                                                            SPDR       LEHMAN
                                                SPDR      BARCLAYS  INTERMEDIATE
                                             LEHMAN 1-3    CAPITAL      TERM
                                            MONTH T-BILL    TIPS      TREASURY
                                                 ETF         ETF         ETF
                                            ------------  --------  ------------
SHAREHOLDER FEES
(fees paid directly from your investment,
  but see "Purchase and Redemption of
  Creation Units" for a discussion of
  Creation and Redemption Transaction
  Fees)...................................     0.0000%     0.0000%     0.0000%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the
  Fund's assets)(2)
  Management Fees.........................     0.1345%     0.1845%     0.1345%
  Distribution and Service (12b-1)
     Fees(3)..............................     0.0000%     0.0000%     0.0000%
  Other Expenses(4).......................     0.0000%     0.0000%     0.0000%
                                               ------      ------      ------
TOTAL ANNUAL FUND OPERATING EXPENSES......     0.1345%     0.1845%     0.1345%
                                               ======      ======      ======



--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2)  Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.

                                                                               SPDR
                                        SPDR        SPDR         SPDR         LEHMAN
                                       LEHMAN      LEHMAN       LEHMAN      CALIFORNIA
                                     LONG TERM   AGGREGATE    MUNICIPAL      MUNICIPAL
                                      TREASURY      BOND         BOND          BOND
                                        ETF         ETF          ETF            ETF
                                     ---------   ---------    ---------     ----------
SHAREHOLDER FEES(1)
(fees paid directly from your
  investment, but see "Purchase and
  Redemption of Creation Units" for
  a discussion of Creation and
  Redemption Transaction Fees).....    0.0000%     0.0000%      0.0000%       0.0000%
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  the Fund's assets)(2)
  Management Fees..................    0.1345%     0.1845%      0.3000%       0.2000%
  Distribution and Service (12b-1)
     Fees(3).......................    0.0000%     0.0000%      0.0000%       0.0000%
  Other Expenses(4)................    0.0000%     0.0000%      0.0000%       0.0000%
                                       ------     -------      -------        ------
TOTAL ANNUAL FUND OPERATING
  EXPENSES.........................    0.1345%     0.1845%      0.3000%       0.2000%
Less Contractual Fee Waiver........       N/A     (0.0500%)(5) (0.1000%)(5)      N/A
                                       ------     -------      -------        ------
NET ANNUAL FUND OPERATING
  EXPENSES.........................    0.1345%     0.1345%(5)   0.2000%(5)    0.2000%
                                       ======     =======      =======        ======




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2)  Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Adviser has contractually agreed to waive a portion of its advisory fee, until October 31, 2009, so that the Net Annual Fund Operating Expenses of the SPDR Lehman Aggregate Bond ETF and SPDR Lehman Municipal Bond ETF will be limited to 0.1345% and 0.2000%, respectively, of the applicable Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived under the applicable agreement. The Adviser may continue each waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2009, either or both waivers may be cancelled or modified at any time.

                                SPDR       SPDR           SPDR             SPDR
                               LEHMAN     LEHMAN    DB INTERNATIONAL      LEHMAN        SPDR
                              NEW YORK  SHORT TERM     GOVERNMENT     INTERNATIONAL    LEHMAN
                             MUNICIPAL   MUNICIPAL     INFLATION-        TREASURY    HIGH YIELD
                                BOND       BOND      PROTECTED BOND        BOND         BOND
                                ETF         ETF            ETF             ETF           ETF
                             ---------  ----------  ----------------  -------------  ----------
SHAREHOLDER FEES(1)
(fees paid directly from
  your investment, but see
  "Purchase and Redemption
  of Creation Units" for a
  discussion of Creation
  and Redemption
  Transaction Fees)........    0.0000%    0.0000%        0.0000%          0.0000%      0.0000%
ANNUAL FUND OPERATING
  EXPENSES
(expenses that are deducted
  from the Fund's
  assets)(2)
  Management Fees..........    0.2000%    0.2000%        0.5000%          0.5000%      0.4000%
  Distribution and Service
     (12b-1) Fees(3).......    0.0000%    0.0000%        0.0000%          0.0000%      0.0000%
  Other Expenses(4)........    0.0000%    0.0000%        0.0000%(5)       0.0000%      0.0000%
                               ------     ------         ------           ------       ------
TOTAL ANNUAL FUND OPERATING
  EXPENSES.................    0.2000%    0.2000%        0.5000%(5)       0.5000%      0.4000%
                               ======     ======         ======           ======       ======




--------

   (1) You will incur customary brokerage commissions when buying and selling Shares of the Funds.
   (2)  Expressed as a percentage of average daily net assets.
   (3) The Funds have adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, the Board has determined that no such payments will be made during the next 12 months of operation. Any forgone 12b-1 fees during the next 12 months will not be recoverable during any subsequent period.
   (4) The Trust's Investment Advisory Agreement provides that the Adviser will pay the operating expenses of the Trust, except for the management fees, distribution fees pursuant to a Distribution and Service (12b-1) Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses. "Other Expenses" are therefore estimated to be less than 0.01% for the fiscal year ending June 30, 2009.
   (5) The Fund has been operating for less than six months prior to the fiscal year ended June 30, 2008. "Other Expenses" (and therefore "Total Annual Fund Operating Expenses") are estimates based on the anticipated expenses the Fund expects to incur for the fiscal year ending June 30, 2009.

                                    EXAMPLES

     This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. A Fund creates and redeems Shares in Creation Units. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that a Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY A FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

                                               1     3      5      10
                                             YEAR  YEARS  YEARS  YEARS
                                             ----  -----  -----  -----
                                              ($)   ($)    ($)    ($)
SPDR Lehman 1-3 Month T-Bill ETF..........    14     43     76    172
SPDR Barclays Capital TIPS ETF............    19     59    104    236
SPDR Lehman Intermediate Term Treasury
  ETF.....................................    14     43     76    172
SPDR Lehman Long Term Treasury ETF........    14     43     76    172
SPDR Lehman Aggregate Bond ETF............    14     54     99    231
SPDR Lehman Municipal Bond ETF............    20     86    159    371
SPDR Lehman California Municipal Bond
  ETF.....................................    20     64    113    255
SPDR Lehman New York Municipal Bond ETF...    20     64    113    255
SPDR Lehman Short Term Municipal Bond
  ETF.....................................    20     64    113    255
SPDR DB International Government
  Inflation-Protected ETF.................    51    160    N/A    N/A
SPDR Lehman International Treasury Bond
  ETF.....................................    51    160    280    628
SPDR Lehman High Yield Bond ETF...........    41    128    224    505


EXAMPLE -- BASED ON A CREATION UNIT

     A Fund issues and redeems shares at net asset value only in large blocks of Shares called Creation Units. Generally, only institutions or large investors purchase or redeem Creation Units. A standard transaction fee is charged to each purchase or redemption of Creation Units as set forth in the table below. The transaction fee is a single charge and will be the same regardless of the number of Creation Units purchased or redeemed on the same day. If a Creation Unit is purchased or redeemed outside the normal clearing process, an additional charge of up to three times the standard transaction fee will be charged. If the additional transaction fees were taken into account, the total costs set forth in the chart below would be higher. Investors who hold Creation Units will also pay the annual Fund operating expenses described under "Fees and Expenses" earlier in this Prospectus. As of June 30, 2008, assuming a 5% return each year, the chart below provides total costs of a Creation Unit redeemed after the noted time periods.

                              APPROXIMATE   CREATION/
                                VALUE OF    REDEMPTION
                                CREATION   TRANSACTION     1       3        5        10
FUND NAME                         UNIT         FEE       YEAR    YEARS    YEARS    YEARS
---------                     -----------  -----------  ------  -------  -------  -------
                                  ($)          ($)        ($)     ($)      ($)      ($)
SPDR Lehman 1-3 Month T-Bill
  ETF.......................    9,176,000       250     13,142   40,301   70,167  158,515
SPDR Barclays Capital TIPS
  ETF.......................   10,400,000       500     20,650   62,834  109,179  246,038
SPDR Lehman Intermediate
  Term Treasury ETF.........   11,064,000       500     16,243   48,990   85,002  191,527
SPDR Lehman Long Term
  Treasury ETF..............   10,678,000       500     15,711   47,316   82,071  184,880
SPDR Lehman Aggregate Bond
  ETF.......................   10,626,000       500     15,640   58,761  106,136  246,035
SPDR Lehman Municipal Bond
  ETF.......................    4,346,000       250      9,401   38,028   69,409  161,714
SPDR Lehman California
  Municipal Bond ETF........    4,348,000       250      9,405   28,517   49,508  111,462
SPDR Lehman New York
  Municipal Bond ETF........    4,328,000       250      9,364   28,388   49,282  110,952
SPDR Lehman Short Term
  Municipal Bond ETF........    4,564,000       250      9,847   29,909   51,943  116,975
SPDR DB International
  Government Inflation-
  Protected ETF.............   12,142,000     1,500     65,076  197,734      N/A      N/A
SPDR Lehman International
  Treasury Bond ETF.........   11,028,000     1,500     59,381  179,868  311,442  695,817
SPDR Lehman High Yield Bond
  ETF.......................    8,764,000       500     36,862  113,612  197,585  443,739

                          ADDITIONAL INDEX INFORMATION

  LEHMAN BROTHERS 1-3 MONTH U.S. TREASURY BILL INDEX

     The 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the 1-3 Month U.S. Treasury Bill Index are certain special issues, such as flower bonds, targeted investor notes ("TINs"), state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

  BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX

     The U.S. Treasury TIPS Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on the index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the Index rebalancing date. As of September 30, 2008, the modified adjusted duration of securities in the U.S. Treasury TIPS Index was 7.54 years.

  LEHMAN BROTHERS INTERMEDIATE U.S. TREASURY INDEX

     The Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Intermediate U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. As of September 30, 2008, the modified adjusted duration of securities in the Intermediate U.S. Treasury Index was 3.69 years. The Intermediate U.S. Treasury Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.

  LEHMAN BROTHERS LONG U.S. TREASURY INDEX

     The Long U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Long U.S. Treasury Index are certain special issues, such as flower bonds, TINs, state and local government series bonds, TIPS, and coupon issues that have been stripped from bonds included in the index. As of September 30, 2008, the modified adjusted duration of securities in the Long U.S. Treasury Index was 11.29 years. The Long U.S. Treasury Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.

  LEHMAN BROTHERS U.S. AGGREGATE INDEX

     The U.S. Aggregate Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The securities in the U.S. Aggregate Index must have at least 1 year remaining to maturity and must have $250 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, TINs, and state and local government series bonds are excluded from the U.S. Aggregate Index. Also excluded from the U.S. Aggregate Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. As of September 30, 2008, the modified adjusted duration of securities in the U.S. Aggregate Index was 4.47 years. The U.S. Aggregate Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month.

     As of September 30, 2008, approximately 32.55% of the bonds represented in the U.S. Aggregate Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as GNMA and FNMA that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA Transaction." A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. Although it is not anticipated that the Fund will receive pools but instead will participate in rolling TBA Transactions. The amount of substituted cash in the case of TBA Transactions will be equivalent to the value of the TBA Transaction listed as a Deposit Security (as defined below). The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds. The Trust also intends to substitute a cash-in-lieu amount to replace any Deposit Security of the Fund that is a TBA Transaction.

  LEHMAN BROTHERS MUNICIPAL MANAGED MONEY INDEX

     The National Municipal Bond Index is a rules-based, market-value weighted index engineered for the tax exempt bond market. All bonds in the National Municipal Bond Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and/or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have been issued within the last five years, and must be at least one year from their maturity date. As of September 30, 2008, the modified adjusted duration of securities in the National Municipal Bond Index was 7.87 years. Bonds subject to AMT, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the National Municipal Bond Index.

  LEHMAN BROTHERS MANAGED MONEY MUNICIPAL CALIFORNIA INDEX

     The California Municipal Bond Index is a rules-based, market-value weighted index comprised of publicly traded California municipal bonds that cover the U.S. dollar denominated tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. All bonds in the California Municipal Bond Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and/or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must be issued by authorities in California, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the California Municipal Bond Index. As of September 30, 2008, the modified adjusted duration of securities in the California Municipal Bond Index was 9.47 years. Bonds subject to AMT, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the California Municipal Bond Index.

  LEHMAN BROTHERS MANAGED MONEY MUNICIPAL NEW YORK INDEX

     The New York Municipal Bond Index is a rules-based, market-value weighted index comprised of publicly traded New York municipal bonds that cover the U.S. dollar denominated tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. All bonds in the New York Municipal Bond Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and/or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must be issued by authorities in New York, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the New York Municipal Bond Index. As of September 30, 2008, the modified adjusted duration of securities in the New York Municipal Bond Index was 9.34 years. Bonds subject to AMT, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the New York Municipal Bond Index.

  LEHMAN BROTHERS MANAGED MONEY MUNICIPAL SHORT TERM INDEX

     The Short Term Municipal Bond Index is a rules-based, market-value weighted index comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. All bonds in the Short Term Municipal Bond Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investor Service, Inc., Standard & Poor's and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one to five years. No issuer may constitute more than 10% of the Short Term Municipal Bond Index. As of September 30, 2008, the modified adjusted duration of securities in the Short Term Municipal Bond Index was 2.83 years. Bonds subject to AMT, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Short Term Municipal Bond Index.

  DB GLOBAL GOVERNMENT EX-US INFLATION-LINKED BOND CAPPED INDEX

     The International Treasury TIPS Index measures the total return performance of inflation-linked government bonds from developed and emerging market countries outside of the United States. The International Treasury TIPS Index includes government debt (direct obligations of the issuer country) but does not include quasi-government debt or corporate debt. The securities are denominated in and pay coupon and principal in the domestic currency of the issuer country. Each of the component securities in the International Treasury TIPS Index is screened such that the following countries are included: Australia, Brazil, Canada, Chile, France, Germany, Greece, Israel, Italy, Japan, Mexico, Poland, South Africa, South Korea, Sweden, Turkey, Uruguay and the United Kingdom. In addition, the securities in the International Treasury TIPS Index must be inflation-linked and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. To be included in the International Treasury TIPS Index, bonds must: (i) be capital-indexed and linked to an eligible inflation index; (ii) have at least one year remaining to maturity at the International Treasury TIPS Index rebalancing date; (iii) have a fixed, step-up or zero notional coupon; and (iv) settle on or before the Index rebalancing date. As of September 30, 2008, the adjusted duration of securities in the International Treasury TIPS Index was 9.14 years.

     The International Treasury TIPS Index is calculated by Deutsche Bank using a modified "market capitalization" methodology. This design ensures that each constituent represented in a proportion consistent with its percentage with respect to the total market capitalization. Component securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the International Treasury TIPS Index may be adjusted to conform to Internal Revenue Code requirements.

  LEHMAN BROTHERS GLOBAL TREASURY EX-US CAPPED INDEX

     The Global Treasury Ex-US Capped Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody's, S&P and/or Fitch, respectively). Each of the component securities in the Global Treasury Ex-US Capped Index is a constituent of the Lehman Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom. In addition, the securities in the Global Treasury Ex-US Capped Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. As of September 30, 2008, the modified adjusted duration of securities in the Index was 6.21 years. The Global Treasury Ex-US Capped Index is calculated by Lehman Brothers using a modified "market capitalization" methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Capped Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements.

  LEHMAN BROTHERS HIGH YIELD VERY LIQUID INDEX

     The High Yield Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody's and S&P was used), and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be SEC registered or issued under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The High Yield Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the High Yield Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The High Yield Index is issuer capped and the securities in the Index are updated on the last business day of each month.

     For additional information regarding the Indices, see "ADDITIONAL INDEX INFORMATION" in the Statement of Additional Information.

                        ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES

     Certain Other Investments. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes (VRDNs); commercial paper; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows. Each Fund will not take temporary defensive positions. The Adviser anticipates that, under normal circumstances, it may take approximately five business days for additions and deletions to an Index to be reflected in the portfolio composition of each Fund.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through State Street Bank and Trust Company ("State Street") to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Such loans may be terminated at any time by a Fund.

     Forward Currency Exchange Contracts. The SPDR DB International Government Inflation-Protected Bond ETF and the SPDR Lehman International Treasury Bond ETF may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Adviser, and a Fund is not required to hedge its foreign currency positions. A forward currency contract is an obligation to exchange one currency for another on a future date at a specified exchange rate. Forward currency contracts are privately negotiated transactions, and can have substantial price volatility. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations.

                                ADDITIONAL RISKS

     Trading Issues. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

     Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may be not be advisable for investors who anticipate regularly making small investments.

     Lending of Securities. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund could be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by such Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it may invest.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. The Trust, however, has received exemptive relief from Section 4(3) of the Securities Act. Dealers who are not underwriters are exempt from the prospectus delivery obligations, subject to certain terms and conditions which have been set forth in a SEC exemptive order issued to the Trust.

                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made for at least the next twelve (12) months of operation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. ("SSgA FM") serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of August 31, 2008, the Adviser managed approximately $162 billion in assets and SSgA managed approximately $1.85 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2008, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Lehman 1-3 Month T-Bill ETF................  0.1345%
SPDR Barclays Capital TIPS ETF..................  0.1845%
SPDR Lehman Intermediate Term Treasury ETF......  0.1345%
SPDR Lehman Long Term Treasury ETF..............  0.1345%
SPDR Lehman Aggregate Bond ETF..................  0.1845%(1)
SPDR Lehman Municipal Bond ETF..................  0.3000%(1)
SPDR Lehman California Municipal Bond ETF.......  0.2000%
SPDR Lehman New York Municipal Bond ETF.........  0.2000%
SPDR Lehman Short Term Municipal Bond ETF.......  0.2000%
SPDR DB International Government Inflation-
  Protected Bond ETF............................  0.5000%
SPDR Lehman International Treasury Bond ETF.....  0.5000%
SPDR Lehman High Yield Bond ETF.................  0.4000%


--------

   (1) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2009, so that the Net Annual Fund Operating Expenses of the SPDR Lehman Aggregate Bond ETF and SPDR Lehman Municipal Bond ETF are limited to 0.1345% and 0.2000%, respectively, of the applicable Fund's average daily net assets. The Adviser may continue each waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2009, either or both waivers may be cancelled or modified at any time.

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

     A discussion regarding the Board's consideration of the Investment Advisory Agreements is provided either in the Trust's Semi-Annual Reports to Shareholders for the periods ended December 31, 2007 and December 31, 2008 or Annual Report to Shareholders for the year ended June 30, 2008.

     Portfolio Managers. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     Key professionals primarily involved in the day-to-day portfolio management for each of the Funds include:

--------------------------------------------------------------------
FUND                                       PORTFOLIO MANAGERS
--------------------------------------------------------------------
SPDR Lehman 1-3 Month T-Bill ETF   Todd Bean, Steve Meier, Jeff St.
                                   Peters
--------------------------------------------------------------------
SPDR Barclays Capital TIPS ETF     Brian Kinney, James Mauro
SPDR DB International Government
Inflation-Protected Bond ETF
--------------------------------------------------------------------
SPDR Lehman Intermediate Term      Michael Brunell, John Kirby, Elya
Treasury ETF                       Schwartzman
SPDR Lehman Long Term Treasury
ETF
SPDR Lehman Aggregate Bond ETF
SPDR Lehman International
Treasury Bond ETF
SPDR Lehman High Yield Bond ETF
--------------------------------------------------------------------
Municipal Bond ETFs                Dwayne Parmley, Timothy Ryan
--------------------------------------------------------------------


TODD BEAN
     Todd Bean is a Principal of SSgA, a Principal of SSgA FM and a Portfolio Manager in the firm's U.S. Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm's custody and settlements area. Following a period on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004. He received a Bachelor's degree in Economics and Government from St. Lawrence University and an MS in Finance from Northeastern University. He is currently a Level 3 candidate in the Chartered Financial Analyst program.

STEVE MEIER
     Steve Meier, CFA, FRM, is an Executive Vice President of SSgA, a Principal of SSgA FM and is the Global Cash CIO responsible for SSgA's cash investment strategies. Mr. Meier joined SSgA in 1993 and has more than 25 years of experience in the global cash and fixed income markets. Previously, Mr. Meier headed the firm's North American Cash and Securities Lending Cash Collateral portfolio management activities. Prior to joining SSgA in 2003, Mr. Meier was a Managing Director in State Street's Global Markets group responsible for developing their global fixed income business. He also served as Chief Operating Officer of State Street's electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of their European subsidiary's Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston ("CSFB") for nearly 12 years. Mr. Meier also served on TradeWeb LLC's Executive Board while head of CSFB's global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and a member of their Fixed Income Strategy Group.

Mr. Meier is a member of SSgA's Executive Management Group, Senior Management Group and Investment Committee. Mr. Meier has earned the Chartered Financial Analyst designation, is a certified Financial Risk Manager, a member of the Boston Security Analysts Society, the CFA Institute, and the Global Association of Risk Professionals. He holds a BBA degree from Hofstra University, an MBA from Indiana University's Graduate School of Business, and an Advanced Certificate of Investment Management from the London Business School.

JEFF ST. PETERS
     Jeff St. Peters is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio manager within the Global Cash Management unit of SSgA's Fixed Income group. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA's registered money market portfolios for both retail and institutional clients. He has been managing short duration cash and securities lending portfolios at SSgA for over seven years. Prior to joining SSgA, Mr. St. Peters was employed by Fidelity Investments, most recently within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity's Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Mr. St. Peters has over 12 years of investment experience. He graduated from Bentley College with a BS in Finance.

BRIAN KINNEY
     Mr. Kinney is a Vice President of SSgA, a Principal of SSgA FM and a Portfolio Manager for SSgA's fixed income group. He joined SSgA in 2003 and is the head of the Mortgage Backed Securities Group. In addition to being responsible for implementing active mortgage backed securities strategies, Mr. Kinney is co-lead of a "liquid products" team that seeks to invest in U.S. treasuries, TIPS, and interest rate swaps. Prior to joining SSgA, Mr. Kinney worked at Fidelity Investments for eight years as a mortgage backed and municipal bond trader. Mr. Kinney graduated from Fairfield University with a Bachelor of Arts and received his MBA from Boston College.

JAMES MAURO
     James Mauro is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager in the Interest Rate Strategies Group. His primary responsibilities include management of all government, inflation linked and derivative strategies. Other responsibilities include hedging and managing risk across all asset classes through futures and option overlays. Mr. Mauro joined State Street Corporation in 1993. Previously, Mr. Mauro worked as a portfolio manager on the passive team where he co-managed several Bond Index portfolios. Prior to joining the bond team, Mr. Mauro worked as a portfolio manager on the short-term desk where he managed various Money Market Mutual funds and Enhanced Cash funds. He holds a BS in Business Administration with a concentration in Finance from St. Michael's College and an MBA from Boston University.

MICHAEL BRUNELL
     Michael Brunell is a Principal of SSgA, a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. Previously, Mr. Brunell was responsible for managing the U.S. Bond Operation group. He has been working in the investment management field since joining SSgA in 1997. Prior to joining the Fixed Income group, Mr. Brunell spent three years in the Mutual Funds Custody division of State Street Corporation working on the accounting side of various domestic and international equity and bond portfolios. Mr. Brunell received a BS in Business Administration from Saint Michael's College and an MSF from Boston College in May of 2004. He is also currently a Level 2 candidate in the Chartered Financial Analyst program.

JOHN KIRBY
     John Kirby is a Vice President of SSgA, a Principal of SSgA FM and head of the firm's Fixed Income Index team. He has managed the group since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Mr. Kirby holds a Bachelor's Degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Lehman Brothers Index Advisory Council.

ELYA SCHWARTZMAN
     Elya Schwartzman is a Vice President of SSgA, a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. Previously, Mr. Schwartzman spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both investment grade and speculative grade markets. He has been working in the Fixed Income field since 1996. Prior to joining SSgA in 1999, Mr. Schwartzman was a high yield analyst and helped to launch the high yield department at Baring Asset Management. At Baring, he was responsible for evaluating the firm's overall high yield strategy as well as analyzing companies. Mr. Schwartzman also spent four years at DRI/McGraw-Hill as a research economist, where he ran econometric models and authored articles covering the U.S. economy and the U.S. steel industry. Mr. Schwartzman holds a Bachelor's degree in Economics from Trinity College (CT) and an MBA from the Sloan School of Management at MIT, specializing in Quantitative Finance.

DWAYNE PARMLEY
     Dwayne Parmley is a Principal of SSgA, Principal of SSgA FM and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Prior to his current role, Mr. Parmley was an Operations Associate on the SSgA Cash and Securities Lending Desk. Before joining SSgA in 1999, Mr. Parmley was an Auditor and Portfolio Accountant at State Street Corporation. Mr. Parmley received a Bachelor of Business Administration from the University of Massachusetts at Amherst and earned an MBA with a concentration in Finance from Bentley College.

TIMOTHY RYAN
     Timothy Ryan, CFA, is a Vice President of SSgA and a Principal of SSgA FM. He joined State Street in 2003 and is the Unit Head for the Municipal Bond Group. He is the lead portfolio manager for the nuclear decommissioning trusts and insurance portfolios. Mr. Ryan's responsibilities also include cross over analysis and setting portfolio strategy to maximize after tax return on the Lehman Aggregate benchmarked portfolios. Prior to joining SSgA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formerly Scudder Insurance Asset Management. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information ("SAI").

     Administrator, Custodian and Transfer Agent. State Street, part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC, part of State Street Corporation, is the Distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                      INDEX/TRADEMARK LICENSES/DISCLAIMERS

LEHMAN BROTHERS INDEXES

     The Adviser ("Licensee") acknowledges and expressly agrees that the Lehman ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Lehman Brothers ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

     LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF

BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

BARCLAYS CAPITAL INDEX

     (C) Barclays Bank 2004. All rights reserved. The SPDR Barclays Capital TIPS ETF ("Fund") is not sponsored, endorsed, sold or promoted by Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital"). Barclays Capital or one of its affiliated entities may act as an Authorized Participant for the Fund and/or as an initial purchaser of shares of the Fund. Barclays Capital does not make any representation regarding the advisability of investing in the Fund or the advisability of investing in securities generally. The Index is determined, composed and calculated by Barclays Capital without regard to the Licensee or the Fund. Barclays Capital has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Barclays Capital has no obligation or liability in connection with administration, marketing or trading of the Fund.

     BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

     None of the information supplied by Barclays Capital and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital. Barclays Bank PLC is registered in England No. 1026167. Registered office: 1 Churchill Place London E14 5HP.

DEUTSCHE BANK INDEX

     The SPDR DB International Government Inflation-Protected Bond ETF (the "Product") is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG. The DB Global Government

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ex-US Inflation-Linked Bond Capped Index (the "DB Index") is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "Deutsche Bank Securities Inc." are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA, a division of State Street, parent of the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of SSgA, the sponsor of the Product, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Product. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

     NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NOLIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SSGA FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN,OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OFANY

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AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND SSGA.

     No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank. "Deutsche Bank" and "DB Global Government ex-US Inflation-Linked Bond Capped Index" are reprinted with permission. (C) Copyright 2008 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and "Deutsche Bank Securities Inc." are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA. The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG is licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG without regard to Index, this product or any investor.

SPDR TRADEMARK

     The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc. ("McGraw-Hill"). McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

     WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


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                        DETERMINATION OF NET ASSET VALUE

     Net asset value per Share for each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management and distribution fees, if any, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Funds' Custodian and determined each business day, normally at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) ("Closing Time"). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

     The value of each Fund's portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. U.S. fixed income securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust's valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the "Committee"). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the Closing Time (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices.

     Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the Fund's benchmark Index. With respect to securities that are primarily listed on foreign

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exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                          BUYING AND SELLING THE FUNDS

     The Shares are listed for secondary trading on the Exchange. If you buy or sell Shares in the secondary market, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily net asset value of the Shares. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. The IOPV is the approximate value of Shares of a Fund. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

     The Funds issue Shares and redeem Shares only in Creation Units (200,000 Shares per Creation Unit) at net asset value next determined after receipt of an order on a continuous basis every day except weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The SPDR Lehman Aggregate Bond ETF and the Municipal Bond ETFs are also closed on Columbus Day and Veterans Day. The Creation Unit size for each Fund may change. Authorized Participants (as defined below) will be notified of such change.

     The Funds do not impose any restrictions on the frequency of purchases and redemptions. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether

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frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

     Investors such as market-makers, large investors and institutions may wish to deal in Creation Units directly with the Funds. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "Purchase and Redemption of Creation Units" in the SAI.

     Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Fund is set forth in the table below:

FUND                                 CREATION*   REDEMPTION*
----                                 ---------   -----------
SPDR Lehman 1-3 Month T-Bill ETF...   In-Kind      In-Kind
SPDR Barclays Capital TIPS ETF.....   In-Kind      In-Kind
SPDR Lehman Intermediate Term
  Treasury ETF.....................   In-Kind      In-Kind
SPDR Lehman Long Term Treasury
  ETF..............................   In-Kind      In-Kind
SPDR Lehman Aggregate Bond ETF.....  In-Kind**    In-Kind**
SPDR Lehman Municipal Bond ETF.....     Cash       In-Kind
SPDR Lehman California Municipal
  Bond ETF.........................     Cash       In-Kind
SPDR Lehman New York Municipal Bond
  ETF..............................     Cash       In-Kind
SPDR Lehman Short Term Municipal
  Bond ETF.........................     Cash       In-Kind
SPDR Lehman Government Inflation-
  Protected Bond ETF...............     Cash         Cash
SPDR Lehman International Treasury
  Bond ETF.........................     Cash         Cash
SPDR Lehman High Yield Bond ETF....     Cash       In-Kind


--------

    *  May be revised at any time without notice.
    ** Cash is to be provided in lieu of TBA positions.


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

Creation.

     In order to create (i.e., purchase) Creation Units of a Fund, an investor must, as detailed in the table above, either generally (i) deposit a designated portfolio of fixed income securities constituting a substantial replication, or a representation, of the fixed income securities included in the Fund's Index (the "Deposit Securities") and also make a cash payment representing the Cash Component (defined below) plus a transaction fee; or (ii) provide the cash value of such Deposit Securities (the "Deposit Cash"), and also generally make a cash payment representing the Cash Component (defined below) plus a transaction fee. Information related to the applicable Deposit Securities or Deposit Cash, including the corresponding cash value and a list of names and number of shares of the Deposit Securities, is made available by the Custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business on the Exchange. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities (and in the case of SPDR Lehman Aggregate Bond ETF, the cash in lieu of TBA positions) or the Deposit Cash.

     At a Fund's discretion, an Authorized Participant may substitute cash for Deposit Securities or securities for Deposit Cash, including in cases where the purchaser of Shares is subject to a legal restriction with respect to a particular Deposit Security. Such substitutions may require the submission of a custom or other non-standard order and arrangements generally need to be made in advance with respect to these types of orders. A Fund may also vary the amounts and types of Deposit Securities or Deposit Cash required in any creation transaction in the applicable Fund's discretion. Each Fund intends to comply with the federal securities laws in accepting securities for deposits. This means that Deposit Securities will be sold in transactions that would be exempt from registration under the Securities Act. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Deposit Securities and Deposit Cash may also be referred to herein as "Deposit Consideration."

     In addition to payment of Deposit Consideration and Cash Component, purchasers of Shares in Creation Units are responsible for payment of: (i) a transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, regardless of the number of Creation Units created in the transaction; and (ii) the costs of transferring any Deposit Securities to a Fund, including any transfer taxes.

     Orders to create must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing

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process of the Continuous Net Settlement System of the NSCC; or (ii) a
participant of the Depository Trust Company (each, an "Authorized Participant"), that, in either case, has the ability to clear through the Federal Reserve System and has entered into an agreement with the Distributor and the Transfer Agent, subject to acceptance of the agreement by the Trust, with respect to creations and redemptions of Creation Units ("Participant Agreement"). The Participant Agreement sets forth the time(s) associated with order placement and other terms and conditions associated with placing an order. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible. The Distributor and/or Transfer Agent maintain a list of the names of Authorized Participants that have signed a Participant Agreement.

     A transaction fee, in the amount set forth in the table under "Creation and Redemption Transaction Fees" later in this Prospectus, is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. The price of each Creation Unit will equal the aggregate daily net asset value per Share, plus the Cash Component, and the transaction fees described later in this Prospectus and, if applicable, any transfer taxes. Purchasers of Shares in Creation Units are responsible for payment of the costs of transferring any Deposit Securities to a Fund, if applicable.

     Shares may be issued in advance of receipt of Deposit Securities or Deposit Cash, as the case may be, subject to various conditions set forth in the Participant Agreement, including a requirement to maintain on deposit with the Trust cash at least equal to the specified percentage, as set forth in the Participant Agreement, of the market value of the missing Deposit Securities. See "Purchase and Redemption of Creation Units" in the SAI.

Redemption.

     The Custodian makes available immediately prior to the opening of business on the Exchange, through the facilities of the NSCC, the cash value of and the list of the names and the number of Shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Redemption proceeds generally consist of either (i) cash ("Redemption Cash") or
(ii) Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities when applicable, plus cash in lieu of TBA Transactions (the "Cash Redemption Amount"), less the applicable transaction fee and, if applicable, the costs of transferring any Fund Securities, including any transfer taxes. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the applicable Fund equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Authorized Participant, as the case may be. For more detail, see "Purchase and Redemption of Creation Units" in the SAI.

     An Authorized Participant may request that redemption proceeds consist of Redemption Cash instead of Fund Securities, and vice versa, including in cases where the Authorized Participant is subject to a legal restriction with respect to a particular Fund Security. Such substitutions are at the applicable Fund's discretion and may require the submission of a custom or other non-standard order and arrangements generally need to be made in advance with respect to these types of orders. A Fund may also vary the amounts/types of Fund Securities or Redemption Cash to be provided in any redemption transaction in the applicable Fund's discretion.

     Orders to redeem Creation Units of a Fund may only be effected by an Authorized Participant at the time(s) and in accordance with the other terms and conditions set forth in the Participant Agreement. Due to the rebalancing of an Index or other reasons beyond the Trust's control, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day. Such notification will be made as far in advance as possible.

     The Funds intend to comply with the federal securities laws in satisfying redemptions with Fund Securities. This means that the Fund Securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An investor subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash at the applicable Fund's discretion.


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

Creation and Redemption Transaction Fees:

                                             TRANSACTION
FUND                                             FEE*
----                                         -----------
SPDR Lehman 1-3 Month T-Bill ETF...........     $  250
SPDR Barclays Capital TIPS ETF.............     $  500
SPDR Lehman Intermediate Term Treasury
  ETF......................................     $  500
SPDR Lehman Long Term Treasury ETF.........     $  500
SPDR Lehman Aggregate Bond ETF.............     $  500
SPDR Lehman Municipal Bond ETF.............     $  250
SPDR Lehman California Municipal Bond ETF..     $  250
SPDR Lehman New York Municipal Bond ETF....     $  250
SPDR Lehman Short Term Municipal Bond ETF..     $  250
SPDR Lehman Government Inflation-Protected
  Bond ETF.................................     $1,500
SPDR Lehman International Treasury Bond
  ETF......................................     $1,500
SPDR Lehman High Yield Bond ETF............     $  500


--------

    * From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent that cash is used in lieu of securities to purchase Creation Units and to the extent redemptions are for cash.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns interest from debt securities and securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from month to month. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such

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option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

                                   TAX MATTERS

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - Each Fund makes distributions;

     - You sell Shares listed on the Exchange; and

     - You create or redeem Creation Units.

     Taxes on Distributions (All Funds, except the Municipal Bond
ETFs). Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

     Taxes on Distributions (Municipal Bond ETFs). Dividends paid by a Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxes. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

     All Funds. Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     The extent to which a Fund redeems Creation Units in cash may result in more capital gains being recognized by the Fund as compared to exchange traded funds that redeem Creation Units in-kind.

     If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.

     Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

     Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

     Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

     Derivatives and Other Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                              FINANCIAL HIGHLIGHTS

     The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2008 Annual Report to shareholders of each of the Funds, which is available upon request.

                                               SPDR LEHMAN                SPDR BARCLAYS
                                                1-3 MONTH                    CAPITAL
                                               T-BILL ETF                   TIPS ETF
                                       --------------------------  --------------------------
                                         FOR THE   FOR THE PERIOD    FOR THE   FOR THE PERIOD
                                       YEAR ENDED    5/25/2007*-   YEAR ENDED    5/25/2007*-
                                        6/30/2008     6/30/2007     6/30/2008     6/30/2007
                                       ----------  --------------  ----------  --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $  45.96       $ 45.74       $ 47.88       $ 48.01
                                        --------       -------       -------       -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss).........       1.32          0.20          2.86          0.41

Net realized and unrealized gain
  (loss)(1)..........................       0.03          0.02          4.24         (0.57)
                                        --------       -------       -------       -------

Total from investment operations.....       1.35          0.22          7.10         (0.16)
                                        --------       -------       -------       -------

Net equalization credits and charges
  (5)................................       0.09            --         (0.12)         0.03
                                        --------       -------       -------       -------

Other capital (5)....................         --            --            --            --
                                        --------       -------       -------       -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income................      (1.52)           --         (2.86)           --

Net realized gains...................         --            --            --            --
                                        --------       -------       -------       -------

Total distributions..................      (1.52)           --         (2.86)           --
                                        --------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD.......   $  45.88       $ 45.96       $ 52.00       $ 47.88
                                        ========       =======       =======       =======

TOTAL RETURN (2).....................       3.18%         0.48%        14.96%        (0.27)%

Net assets, end of period (in
  000's).............................   $284,435       $36,766       $93,602       $57,457

Ratio of expenses to average net
  assets.............................       0.14%         0.14%(3)      0.19%         0.19%(3)

Ratio of expenses to average net
  assets before waivers..............         --            --            --            --

Ratio of net investment income (loss)
  to average net assets..............       2.72%         4.49%(3)      6.49%        10.23%(3)

Portfolio turnover rate (4)..........        583%            2%           16%            0%



 *   Commencement of operations

(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(3) Annualized
(4) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.
(5) Per share numbers have been calculated using the average shares method.

                                               SPDR LEHMAN                 SPDR LEHMAN
                                            INTERMEDIATE TERM               LONG TERM
                                              TREASURY ETF                TREASURY ETF
                                       --------------------------  --------------------------
                                         FOR THE   FOR THE PERIOD    FOR THE   FOR THE PERIOD
                                       YEAR ENDED    5/23/2007*-   YEAR ENDED    5/23/2007*-
                                        6/30/2008     6/30/2007     6/30/2008     6/30/2007
                                       ----------  --------------  ----------  --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $ 52.56       $ 52.57       $ 49.67       $50.12
                                         -------       -------       -------       ------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss).........       2.06          0.22          2.47         0.22

Net realized and unrealized gain
  (loss)(1)..........................       2.81         (0.23)         3.72        (0.67)
                                         -------       -------       -------       ------

Total from investment operations.....       4.87         (0.01)         6.19        (0.45)
                                         -------       -------       -------       ------

Net equalization credits and charges
  (5)................................       0.17            --         (0.01)          --
                                         -------       -------       -------       ------

Other capital (5)....................         --            --            --           --
                                         -------       -------       -------       ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income................      (2.24)           --         (2.45)          --

Net realized gains...................      (0.04)           --         (0.01)          --
                                         -------       -------       -------       ------

Total distributions..................      (2.28)           --         (2.46)          --
                                         -------       -------       -------       ------

NET ASSET VALUE, END OF PERIOD.......    $ 55.32       $ 52.56       $ 53.39       $49.67
                                         =======       =======       =======       ======

TOTAL RETURN (2).....................       9.73%        (0.02)%       12.62%       (0.90)%

Net assets, end of period (in
  000's).............................    $44,261       $10,513       $10,678       $9,934

Ratio of expenses to average net
  assets.............................       0.14%         0.14%(3)      0.14%        0.14%(3)

Ratio of expenses to average net
  assets before waivers..............         --            --            --           --

Ratio of net investment income (loss)
  to average net assets..............       3.51%         4.13%(3)      4.58%        4.29%(3)

Portfolio turnover rate (4)..........         36%            7%           11%           4%



 *   Commencement of operations

(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(3) Annualized
(4) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.
(5) Per share numbers have been calculated using the average shares method.

                                   SPDR LEHMAN           SPDR LEHMAN       SPDR LEHMAN         SPDR LEHMAN
                                    AGGREGATE             MUNICIPAL        CALIFORNIA           NEW YORK
                                    BOND  ETF             BOND ETF     MUNICIPAL BOND ETF  MUNICIPAL BOND ETF
                           --------------------------  --------------  ------------------  ------------------
                             FOR THE   FOR THE PERIOD  FOR THE PERIOD    FOR THE PERIOD      FOR THE PERIOD
                           YEAR ENDED    5/23/2007*-     9/11/2007*-      10/10/2007*-        10/11/2007*-
                            6/30/2008     6/30/2007       6/30/2008         6/30/2008           6/30/2008
                           ----------  --------------  --------------  ------------------  ------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $  52.09       $ 52.36        $  22.16           $ 22.18             $ 21.96
                            --------       -------        --------           -------             -------

INCOME FROM INVESTMENT
  OPERATIONS:

Net investment income
  (loss).................       2.44          0.24            0.64              0.62                0.63

Net realized and
  unrealized gain
  (loss)(1)..............       0.91         (0.51)          (0.53)            (0.52)              (0.39)
                            --------       -------        --------           -------             -------

Total from investment
  operations.............       3.35         (0.27)           0.11              0.10                0.24
                            --------       -------        --------           -------             -------

Net equalization credits
  and
  charges (6)............       0.31            --            0.05              0.02                  --
                            --------       -------        --------           -------             -------

Other capital (6)........         --            --            0.00(5)           0.00(5)               --
                            --------       -------        --------           -------             -------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income....      (2.62)           --           (0.59)            (0.56)              (0.56)

Net realized gains.......         --            --              --                --                  --
                            --------       -------        --------           -------             -------

Total distributions......      (2.62)           --           (0.59)            (0.56)              (0.56)
                            --------       -------        --------           -------             -------

NET ASSET VALUE, END OF
  PERIOD.................   $  53.13       $ 52.09        $  21.73           $ 21.74             $ 21.64
                            ========       =======        ========           =======             =======

TOTAL RETURN (2).........       7.13%        (0.52)%          0.73%             0.54%               1.08%

Net assets, end of period
  (in 000's).............   $116,880       $10,419        $256,404           $17,392             $12,986

Ratio of expenses to
  average net assets.....       0.13%         0.13%(3)        0.20%(3)          0.20%(3)            0.20%(3)

Ratio of expenses to
  average net assets
  before waivers.........       0.19%         0.19%(3)        0.30%(3)            --                  --

Ratio of net investment
  income (loss) to
  average net assets.....       4.13%         4.42%(3)        3.79%(3)          4.04%(3)            4.02%(3)

Portfolio turnover rate
  (4)....................        151%           17%              0%               17%                 32%



 *   Commencement of operations

(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(3) Annualized
(4) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.
(5) Amount is less than $0.005 per share.
(6) Per share numbers have been calculated using the average shares method.

                              SPDR LEHMAN                SPDR DB               SPDR LEHMAN       SPDR LEHMAN
                              SHORT TERM        INTERNATIONAL GOVERNMENT      INTERNATIONAL      HIGH YIELD
                          MUNICIPAL BOND ETF  INFLATION-PROTECTED BOND ETF  TREASURY BOND ETF     BOND ETF
                          ------------------  ----------------------------  -----------------  --------------
                            FOR THE PERIOD           FOR THE PERIOD           FOR THE PERIOD   FOR THE PERIOD
                             10/10/2007*-              3/13/2008*-             10/2/2007*-      11/28/2007*-
                               6/30/2008                6/30/2008               6/30/2008         6/30/2008
                          ------------------  ----------------------------  -----------------  --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...       $  22.53                 $  61.85                 $  51.55         $  47.29
                               --------                 --------                 --------         --------

INCOME FROM INVESTMENT
  OPERATIONS:

Net investment income
  (loss)................           0.45                     0.73                     0.97             2.19

Net realized and
  unrealized gain
  (loss)(1).............           0.19                    (1.35)                    3.49            (4.04)
                               --------                 --------                 --------         --------

Total from investment
  operations............           0.64                    (0.62)                    4.46            (1.85)
                               --------                 --------                 --------         --------

Net equalization credits
  and charges (5).......           0.06                     0.10                     0.11             0.39
                               --------                 --------                 --------         --------

Other capital (5).......           0.01                     0.05                     0.03             0.01
                               --------                 --------                 --------         --------

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:

Net investment income...          (0.42)                   (0.67)                   (1.01)           (2.02)

Net realized gains......             --                       --                       --               --
                               --------                 --------                 --------         --------

Total distributions.....          (0.42)                   (0.67)                   (1.01)           (2.02)
                               --------                 --------                 --------         --------

NET ASSET VALUE, END OF
  PERIOD................       $  22.82                 $  60.71                 $  55.14         $  43.82
                               ========                 ========                 ========         ========

TOTAL RETURN (2)........           3.16%                   (0.73)%                   8.95%           (3.10)%

Net assets, end of
  period
  (in 000's)............       $123,225                 $206,414                 $760,990         $394,346

Ratio of expenses to
  average
  net assets............           0.20%(3)                 0.50%(3)                 0.50%(3)         0.40%(3)

Ratio of expenses to
  average
  net assets before
  waivers...............             --                       --                       --               --

Ratio of net investment
  income (loss) to
  average net assets....           2.66%(3)                 6.89%(3)                 3.03%(3)         9.43%(3)

Portfolio turnover rate
  (4)...................              2%                       2%                      54%              19%



 *   Commencement of operations

(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(3) Annualized
(4) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.
(5) Per share numbers have been calculated using the average shares method.

                   ADDITIONAL INFORMATION CONCERNING THE FUNDS

     The following charts are provided to show the frequency at which the daily market price on the Exchange was at a discount or premium to such Fund's daily net asset value ("NAV") since each Fund's commencement of trading in 2007 through September 30, 2008. The market price of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange, as of the time that the Fund's NAV is calculated (referred to as the "Bid/Offer Midpoint"). Each Fund's Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each Fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

SPDR LEHMAN 1-3 MONTH T-BILL ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199      200      50-99    100-199      200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
5/30/07 (Commencement of
  Trading) through
  9/30/08................      2         0          0         0         0          0


SPDR BARCLAYS CAPITAL TIPS ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199      200      50-99    100-199      200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
5/30/07 (Commencement of
  Trading) through
  9/30/08................     34         4          0         1         0          0

SPDR LEHMAN INTERMEDIATE TERM TREASURY ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
5/30/07 (Commencement of
  Trading) through
  9/30/08................     15         0          0         4         0          1


SPDR LEHMAN LONG TERM TREASURY ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
5/30/07 (Commencement of
  Trading) through
  9/30/08................      7         0          0         3         0          0


SPDR LEHMAN AGGREGATE BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
5/30/07 (Commencement of
  Trading) through
  9/30/08................     58         1          0         2         1          0


SPDR LEHMAN MUNICIPAL BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
9/13/07 (Commencement of
  Trading) through
  9/30/08................     45         2          1        16         3          2

SPDR LEHMAN CALIFORNIA MUNICIPAL BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
10/15/07 (Commencement of
  Trading) through
  9/30/08................     39         23        12        23         8          0


SPDR LEHMAN NEW YORK MUNICIPAL BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
10/15/07 (Commencement of
  Trading) through
  9/30/08................     51         33         8        19         13         5


SPDR LEHMAN SHORT TERM MUNICIPAL BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
10/15/07 (Commencement of
  Trading) through
  9/30/08................     17         2          1         0         2          1


SPDR LEHMAN DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
3/19/08 (Commencement of
  Trading) through
  9/30/08................     46         30         3         2         6          4

SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
10/5/07 (Commencement of
  Trading) through
  9/30/08................     44         6          0         7         1          2


SPDR LEHMAN HIGH YIELD BOND ETF

                                 FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
                                            BID/OFFER MIDPOINT VS. NAV
                            ----------------------------------------------------------
                              BID/OFFER MIDPOINT ABOVE       BID/OFFER MIDPOINT BELOW
                                        NAV                            NAV
                            ---------------------------    ---------------------------
                             50-99    100-199     >200      50-99    100-199     >200
                             BASIS     BASIS      BASIS     BASIS     BASIS      BASIS
                            POINTS     POINTS    POINTS    POINTS     POINTS    POINTS
                            ------    -------    ------    ------    -------    ------
12/4/07 (Commencement of
  Trading) through
  9/30/08................     51         44        15         6         1          3

                       WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at www.SPDRETFs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

SPDRTRMBPROS             The Trust's Investment Company Act Number is 811-08839.

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated October 31, 2008

This Statement of Additional Information ("SAI") is not a prospectus. With respect to each of the Trust's series portfolios listed below, this SAI should be read in conjunction with the prospectuses dated October 31, 2008, as may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a "Prospectus."

EQUITY ETFS
SPDR(R) DJ WILSHIRE TOTAL MARKET ETF
SPDR(R) DJ WILSHIRE LARGE CAP ETF
SPDR(R) DJ WILSHIRE LARGE CAP GROWTH ETF
SPDR(R) DJ WILSHIRE LARGE CAP VALUE ETF
SPDR(R) DJ WILSHIRE MID CAP ETF
SPDR(R) DJ WILSHIRE MID CAP GROWTH ETF
SPDR(R) DJ WILSHIRE MID CAP VALUE ETF
SPDR(R) DJ WILSHIRE SMALL CAP ETF
SPDR(R) DJ WILSHIRE SMALL CAP GROWTH ETF
SPDR(R) DJ WILSHIRE SMALL CAP VALUE ETF
SPDR(R) DJ GLOBAL TITANS ETF
SPDR(R) DJ WILSHIRE REIT ETF
SPDR(R) KBW BANK ETF
SPDR(R) KBW CAPITAL MARKETS ETF
SPDR(R) KBW INSURANCE ETF
SPDR(R) MORGAN STANLEY TECHNOLOGY ETF
SPDR(R) S&P(R) DIVIDEND ETF
SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
SPDR(R) S&P(R) BIOTECH ETF
SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
SPDR(R) S&P(R) COMPUTER HARDWARE ETF
SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
SPDR(R) S&P(R) HOMEBUILDERS ETF
SPDR(R) S&P(R) LEISURETIME ETF
SPDR(R) S&P(R) METALS & MINING ETF
SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF
SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF
SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
SPDR(R) S&P(R) PHARMACEUTICALS ETF
SPDR(R) S&P(R) RETAIL ETF
SPDR(R) S&P(R) SEMICONDUCTOR ETF
SPDR(R) S&P(R) TELECOM ETF
SPDR(R) S&P(R) TRANSPORTATION ETF
SPDR(R) KBW REGIONAL BANKINGSM ETF
SPDR(R) KBW MORTGAGE FINANCESM ETF
FIXED INCOME ETFS
SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
SPDR(R) BARCLAYS CAPITAL TIPS ETF
SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
SPDR(R) LEHMAN  LONG TERM TREASURY ETF
SPDR(R) LEHMAN AGGREGATE BOND ETF
SPDR(R) LEHMAN MUNICIPAL BOND ETF
SPDR(R) LEHMAN CALIFORNIA MUNICIPAL BOND ETF
SPDR(R) LEHMAN NEW YORK MUNICIPAL BOND ETF
SPDR(R) LEHMAN SHORT TERM MUNICIPAL BOND ETF
SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
SPDR(R) LEHMAN INTERNATIONAL TREASURY BOND ETF
SPDR(R) LEHMAN HIGH YIELD BOND ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Reports to Shareholders dated June 30, 2008 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.SPDRETFs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Reports to Shareholders for the fiscal year ended June 30, 2008 are incorporated by reference into this Statement of Additional Information.

SPDRFISAI

TABLE OF CONTENTS

General Description of the Trust....................................           3
Investment Policies.................................................          11
Special Considerations and Risks....................................          26
Investment Restrictions.............................................          28
Exchange Listing and Trading........................................          30
Management of the Trust.............................................          30
Brokerage Transactions..............................................          43
Book Entry Only System..............................................          45
Purchase and Redemption of Creation Units...........................          60
Determination of Net Asset Value....................................          65
Dividends and Distributions.........................................          66
Taxes...............................................................          66
Capital Stock and Shareholder Reports...............................          72
Counsel and Independent Registered Public Accounting Firm...........          73
Local Market Holiday Schedules......................................          73
Financial Statements................................................          77
Proxy Voting Policies and Procedures................................   35 and 78

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return, (or in the case of the SPDR Dividend ETF and all Fixed Income ETFs, the price and yield performance) of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit").(1) Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth in the Prospectus. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 200,000 Shares.

The Trust will accept offers to purchase or redeem Creation Units generally for either (i) in kind securities or (ii) cash (subject to applicable legal requirements); however, the Trust reserves the right to accept cash in lieu of in kind securities or in kind securities in lieu of cash at its discretion, although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed Creation or Redemption Transaction Fee, an additional transaction fee of up to three times the fixed Creation or Redemption Transaction Fee may apply.

The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the "TIPS ETF." The SPDR Lehman 1-3 Month T-Bill ETF, SPDR Lehman Intermediate Term Treasury ETF and SPDR Lehman Long Term Treasury ETF may sometimes be collectively referred to herein as the "Treasury ETFs." The SPDR Lehman Aggregate Bond ETF may sometimes be referred to herein as the "Aggregate Bond ETF." The SPDR Lehman Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF and SPDR Lehman Short Term Municipal Bond ETF may sometimes be referred to herein as the "Municipal Bond ETFs." The SPDR Lehman International Treasury Bond ETF may sometimes be referred to herein as the "International Treasury Bond ETF." The SPDR Lehman High Yield Bond ETF may sometimes be referred to herein as the "High Yield Bond ETF."

ADDITIONAL INDEX INFORMATION

Additional Information with respect to the Dow Jones Wilshire 5000 Composite
Index

     The Dow Jones Wilshire 5000 Composite Index (the "Composite Index") sets certain criteria an issuer must meet before a security can be included in the Composite Index. To be included in the Composite Index, an issue must be all of the following:

     -    An equity issue: a common stock, REIT or limited partnership;

     -    A security that has its primary market listing in the United States;
          and

     -    A U.S. company.

----------
(1) Except that under the "Dividend Reinvestment Service" described herein, however, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

The "U. S. Company" definition is based on several factors, primarily the country of the company's headquarters and primary market listing, which typically also match its country of incorporation. In cases where headquarters and primary market listing do not match, such as where there is no readily accessible home-equity market or where a company is domiciled in one country solely for tax or regulatory purposes, the companies will be analyzed on a case-by-case basis.

The Composite Index does not include bulletin board listed stocks.

The Composite Index is weighted by both full market capitalization and float-adjusted market capitalization.

The aggregate value of the Composite Index is based on the following criteria:

     -    Market capitalization;

     -    Trading volume;

     -    Institutional holdings; and

     - If applicable, any conversion rules for companies with multiple share classes.

The capitalization float adjustment of the Composite Index is based on the following rules.

     - Shares outstanding for multiple classes of stock of one company are combined into the primary class's shares outstanding to reflect the company's total market capitalization.

     - Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares.

     - Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company's total shares outstanding.

Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules.

     - Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.

     - An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.

     - Additions and deletions are pre-announced by the second day prior to the implementation date.

     - An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.

     - Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

     - If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company's float-adjusted shares outstanding by 10% or more, the company's shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.

Additional Information with respect to the Dow Jones Global Titans 50 Index U.S. Close

     In constructing the Dow Jones Global Titans 50 Index U.S. Close (the "Global Titans Index"), a unique multi-factor methodology is adopted. First the 5,000 stocks of the Dow Jones Global Indexes are used as the Initial Pool with a view towards ensuring that all candidates are investable, liquid and representative of the global markets. Market capitalization is then used as the first screen to create the Final Pool by selecting the top 100 companies. Dow Jones' rationale for this step is that market value is a universal measurement across industries, and also that its use is most appropriate for an index built for investment purposes. Every company in the final pool of 100 must derive some revenue from outside its home country. This screen is instituted to ensure that all of the Titans selected are truly global companies. The next step in index construction is to combine the Final Pool components' market capitalization rankings with their rankings according to sales/revenue and net profit. For each company, a final rank is calculated by weighting the float-adjusted market capitalization rank at 60%, the sales/revenue rank at 20% and the net profit rank at 20%. The top 50 stocks by final rank are selected as Global Titans Index components. The Global Titans Index's composition is reviewed annually. The inclusion of a stock in the Global Titans Index in no way implies that Dow Jones believes the stock to be an attractive investment, nor is Dow Jones a sponsor or in any way affiliated with the Fund. For purposes of calculation of the Index value, securities for which the primary market is outside of the United States are valued intra day based on the last sale price on the primary market. The Global Titans Index value is calculated as of the close of the NYSE (and during periods when the primary market is closed) based upon the last sale price if any, of any corresponding ADR.

Additional Information with respect to the KBW Bank, Capital Markets, Insurance and Mortgage Finance Indexes

INDEX CONSTRUCTION

Each KBW Index is owned and administered by Keefe, Bruyette & Woods, Inc. ("KBW"). Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     -    Stock price and stock price volatility;

     -    Stock price correlation to index price;

     -    Market capitalization;

     -    Average daily trading volume;

     -    Availability of options on the stocks;

     -    Country of origin;

     -    Listed exchange; and

     -    Perceived viability of listed company.

INDEX REBALANCING

The four largest stocks included in each KBW Index were assigned maximum initial weights equal to the lesser of their actual capitalization weight or 10% in their reconstituted KBW Index. All other stocks with a capitalization weight of more than 4.5% were assigned initial weights of 4.5% in the reconstituted KBW Index. All companies with capitalization weights under 4.5% share equally in their weight available for redistribution, but none of these companies was assigned an initial weight of more than 4.5%. Current percentage weights will be adjusted on a quarterly basis, taking into account weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and KBW Index composition changes.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, each KBW Index re-balancing will be calculated according to the following rules:

     (1) If any of the top four companies' KBW Index weightings have increased above 10%, their weighting will be reduced to a maximum of 8% in the quarterly rebalancing.

     (2) If any of the remaining companies' weightings have increased above 5%, their weightings will be reduced to a maximum of 4.5% in the rebalancing.

     (3) If any of the top four companies' weightings have dropped below 6%, their weightings will be increased to the lesser of their actual capitalization weight or 8% in the rebalancing.

     (4) Any excess weighting available will be redistributed equally to the remaining stocks per the rebalancing methodology and any weighting needed to increase weighting in the larger stocks will be taken from the smaller stocks in the same manner as in the initial allocation at the time of the rebalancing.

     (5) The rebalancing will be implemented at the close on the Friday before the third Saturday of the last month in each calendar quarter.

An Index Committee makes decisions with respect to any changes in each KBW Index. The Index Committee is required to meet quarterly to review the composition of each KBW Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the sector represented by each KBW Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from each KBW Index with another stock, but is not required to do so; provided, however, that the number of stocks in each KBW Index may not be less than 16.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from each KBW Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the KBW Regional Bank Index

INDEX CONSTRUCTION

The KBW Regional Banking Index ("Regional Banking Index") is owned and administered by KBW. Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     -    Stock price and stock price volatility;

     -    Stock price correlation to index price;

     -    Market capitalization;

     -    Average daily trading volume;

     -    Availability of options on the stocks;

     -    Country of origin;

     -    Listed exchange; and

     -    Perceived viability of listed company.

INDEX REBALANCING

The Regional Banking Index is constituted as equal weighted methodology. Each stock was assigned an initial weight equal to 2%.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, the Regional Banking Index re-balancing will be calculated according to the following rules:

     (1) If any companies' Regional Banking Index weightings have increased above 3%, their weighting will be reduced to a maximum of 2% in the quarterly rebalancing.

     (2) All companies within the Regional Banking Index whose individual weight during the quarterly rebalancing observation period is greater than or equal to 3% would be under consideration to be reset to 2% at each quarterly rebalancing cycle, i.e., Monday following the third Friday in the third month of each quarter--March, June, September and December. For an individual stock that is between 0.001% and 3.00% KBW reserves the right to adjust the Regional Banking Index without qualification (with mandatory 3% adjustment to 2% as noted above.)

     (3) Any excess weighting available will be redistributed equally to the remaining stocks per the rebalancing methodology and any weighting needed to increase weighting in the larger stocks will be taken from the smaller stocks in the same manner as in the initial allocation at the time of the rebalancing.

     (4) The rebalancing will be implemented at the close on the Friday before the third Saturday of the last month in each calendar quarter.

An Index Committee makes decisions with respect to any changes in Regional Banking Index. The Index Committee is required to meet quarterly to review the composition of the Regional Banking Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the sector represented by the Regional Banking Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from the Regional Banking Index with another stock, but is not required to do so; provided, however, that the number of stocks in the Regional Banking Index may not be less than 16.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from the Regional Banking Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the S&P High Yield Dividend Aristocrats Index

     The S&P High Yield Dividend Aristocrats Index ("Dividend Index") is weighted by indicated annual dividend yield. To prevent the index from being concentrated in only a few names, the methodology incorporates limits so that no individual stock represents more than 4% of the index weight. The stock must also have a minimum market capitalization of $500 million and have a 12-month average trading volume of more than 1.5 million shares.

INDEX CONSTRUCTION

     To qualify for inclusion, a company must first be considered a "Dividend Aristocrat" by satisfying the criteria below:

     -    Universe. A company must be a constituent of the S&P Composite 1500
          Index.

     - Dividends. A company must have increased dividends every year for at least 25 years. Both regular and special dividend payments are considered. A dividend initiation or re-initiation does not count as a dividend increase. Calendar years and ex-dates are used for the dividend analysis, with the data being reviewed every December.

INDEX REBALANCING

     Major rebalancings are made once a year in December, coinciding with annual review of the Dividend Aristocrat qualifying universe. If the December review produces a list of less than 75 stocks in the universe, S&P Composite 1500 constituents that have increased dividends every year for 20 years shall supplement the universe. For minor rebalancing, adjustments to the index occur in March, June and September. The rebalancing effective date is after the close of the fifth trading day of the rebalancing month. If there is a tie in yield ranks, the larger and more liquid stock is given the higher preference.

INDEX MAINTENANCE

     Dividend Index constituents may be deleted from the index for the following reasons:

     - At the December rebalancing, if the company's calendar year dividends did not increase from the previous calendar year or if the company no longer ranks as one of the top 50 stocks in the qualifying universe in terms of indicated annual dividend yield.

     - At the quarterly rebalancings, if the company ranks 60 or higher in terms of indicated dividend yield, where "high" rank means lower yield.

     -    Between rebalancings, if the stock is removed from the S&P Composite
          1500.

     The Dividend Index is maintained by the Standard & Poor's U.S. Index Committee.

Additional Information with respect to the S&P Total Market Index

     The S&P(R) Total Market Index ("S&P(R) TMI") includes all common equities listed on the NYSE, NYSE Alternext US (formerly known as, the American Stock Exchange) and NASDAQ Stock Market exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.

Criteria for Additions to S&P(R) TMI

     - U.S. Companies. Only U.S. companies are eligible for inclusion in the S&P(R) TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.

     - Float Adjustment. Share counts reflect only those shares that are available to investors, rather than all of a company's outstanding shares. Float adjustment excludes shares closely held by control groups, other publicly traded companies, or government agencies.

     - Market Capitalization. There is no limit on the market capitalization of a company for inclusion in the S&P(R) TMI.

     - Liquidity. Companies must have an investable weight factor of 10% or more and an annual liquidity measure of 10% or more.

     - Corporate Actions. Initial public offerings will be included on the same basis as other companies, providing there is one month of trading data as of the last day of the month prior to rebalancing. Spin-off companies will normally be added on the effective date.

     - Share Changes. Share changes of 5% or more related to public offerings and private placements are implemented weekly. Share increases of 5% or more resulting from mergers in which both the target and acquirer are in the same sub-index are implemented after the close of trading on the effective date of the deal's close.

     - Securities Considerations. Ineligible companies include limited partnerships, master limited partnerships, OTC bulletin board issues, Pink Sheet-listed issues, closed-end funds, ETFs, royalty trusts, tracking stocks, ADRs, ADSs, and MLP IT. Real Estate Investment Trusts (except for mortgage REITs) and business development companies (BDCs) are eligible for inclusion.

     - Rebalancing. The S&P(R) TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.

Criteria for Removal from S&P(R) TMI

     - Companies will be removed from the S&P(R) TMI Index if they substantially violate one or more of the criteria for index inclusion.

     - Companies will also be removed from the S&P(R) TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

Additional Information with respect to the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index

Construction of the Index

The Index is calculated by Deutsche Bank using a modified "market capitalization" methodology. This design seeks to ensure that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index.

The Index is weighted based on the total market capitalization represented by the aggregate component securities within the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single constituent country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Index; and (ii) with respect to 50% of the total value of the Index, the market capitalization-based weighted value of the constituent countries must be diversified so that no single constituent country measured on the last day of a calendar month represents more than 4.99% of the total value of the Index. The modified constituent country weight calculated above is then applied to the individual securities of each country.

Each month, the percentage of each constituent country (or constituent countries) represented in the Index will be reduced and the market capitalization-based weighted value of such constituent country (or constituent countries) will be redistributed across the constituent countries so that they meet the value limits set forth above in accordance with the following methodology:

     - First, each constituent country that exceeds 20% of the total value of the Index will be reduced to 19% of the total value of the Index and the aggregate amount by which all constituent countries exceed 20% will be redistributed equally across the remaining constituent countries that represent less than 19% of the total value of the Index. If as a result of this redistribution, another constituent country then exceeds 20%, the redistribution will be repeated as necessary.

     - Second, with respect to the 45% of the value of the Index accounted for by the lowest weighted constituent countries, each constituent country that exceeds 4.8% of the total value of the Index will be reduced to 4.6% and the aggregate amount by which all constituent countries exceed 4.8% will be distributed equally across all remaining constituent countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution another constituent country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Index is accounted for by constituent countries representing no more than 4.8% of the total value of the Index.

     - Third, the weight of each constituent country's component securities will be adjusted to reflect the component securities' weight in the Index relative to other component securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to seek to ensure that the Index and the Fund's portfolio conform to the requirements for qualification of the Fund as a "regulated investment company" for purposes of the Internal Revenue Code.

Additional Information with respect to the Lehman Global Treasury Ex-US Capped Index

Each of the component securities in the Lehman Global Treasury ex-US Capped Index (the "Global Treasury Ex-US Index") is a component of the Lehman Global Treasury Ex-US Index, screened such that the following countries are included:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom (the "Constituent Countries").

The Global Treasury Ex-US Index is calculated by the Lehman Brothers Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Global Treasury Ex-US Index may be adjusted to conform to Internal Revenue Code requirements.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Global Treasury Ex-US Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Lehman Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Global Treasury Index; and (ii) with respect to 50% of the total value of the Global Treasury Ex-US Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Global Treasury Ex-US Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Global Treasury Ex-US Index to meet the asset diversification requirements will be the responsibility of the Lehman Brothers Index Group ("LBIG"). Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Global Treasury Ex-US Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Global Treasury Ex-US Index will be reduced to 23% of the total value of the Global Treasury Ex-US Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Global Treasury Ex-US Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Global Treasury Ex-US Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Global Treasury Ex-US Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Global Treasury Ex-US Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Global Treasury Ex-US Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Global Treasury Ex-US Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Global Treasury Ex-US Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Lehman Brothers Very Liquid High Yield Index

Index Universes

The High Yield Index consists of two universes: the Returns Universe and the Statistics Universe.

The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Returns Universe is not adjusted for securities that become eligible for inclusion in the High Yield Index during the month (e.g., because of ratings changes, called bonds, securities falling below one year in maturity) or for issues that are newly eligible (e.g. ratings changes, newly issued bonds). Interest and principal payments earned by the Returns Universe are held in the High Yield Index without a reinvestment return until month-end, when it is removed from the Index.

The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the High Yield Index will look like at month-end, when the composition of the Index is next reset. The Statistics Universe accounts for changes due to new issuance, calls or partial redemptions, ratings changes, and the seasoning of securities. Statistics such as market value, sector weightings and various averages (e.g., coupon, duration, maturity, yield, price, etc.) are updated and reported daily. At the end of each month, the latest Statistics Universe becomes the Returns Universe for the coming month. To ensure that the Statistics Universe is up to date, LBIG maintains an extensive database of call/put features and refunding and sinking schedules on outstanding bonds and continuously monitors the market for retirement, new issuance and rating change activity.

Total Return Calculations

The High Yield Index's results are reported for daily, monthly, quarterly, annual and since-inception reporting periods. Returns are cumulative for the entire period. Intra-month cash flows contribute to monthly returns, but are not reinvested during the month and do not earn a reinvestment return. Intra-month cash flows are reinvested into the returns universe for the following month so that Index results over two or more months reflect monthly compounding. Daily, month-to-date and monthly total returns are calculated based on the sum of price changes, coupon income received or accrued, gain/loss on repayments of principal and, where applicable, currency value fluctuations expressed as a percentage of beginning market value. The High Yield Index's total return is the weighted average of the total returns of the securities that make up the Index, where the weighting factor is full market value (i.e., inclusive of accrued interest) at the start of the period. Cumulative total returns over periods longer than one month are calculated by multiplicatively linking monthly returns.

Market Value Weighting

Returns and most summary statistics for the High Yield Index are market value weighted, accounting for both the market price of index-eligible securities and the accrued interest. Returns data are weighted by market value at the beginning of the period. Statistics, such as index average duration and maturity, are market-value weighted based on end-of-period market value. Average price and coupon are weighted by end-of-period par value.

Pricing and Settlement

All bonds in the High Yield Index are priced by either LBIG or Interactive Data Corporation. Bonds may be quoted in a variety of ways, including nominal spreads over benchmark securities/treasuries, spreads over swap curves or direct price quotes. In some instances the quote type used is a spread measure that results in daily security price changes from the movement of the underlying curve and/or changes in the quoted spread. Bonds in the High Yield Index are priced on the bid side. The initial price for newly issued corporate bonds entering the High Yield Index is the offer side; after that, the bid side price is used. Fallen angels use bid side prices.

The quality of bond pricing is kept at a high level using multi-contributor verification. This process includes utilizing other third-party pricing sources plus a variety of statistical techniques to isolate possible pricing outliers. Significant discrepancies are researched and corrected, as necessary. Bonds are settled on a T+1 basis.

Bond Ratings

All bonds in the High Yield Index must be rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, Inc. ("S&P") and Fitch Ratings Ltd. ("Fitch"), respectively (before July 1, 2005, the lower of Moody's and S&P was used). When a rating from only two agencies is available, the lower ("most conservative") of the two is used to determine eligibility. When a rating from only one agency is available, that rating is used to determine eligibility. A small number of unrated bonds are included in the High Yield Index; to be eligible, they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

BONDS

Each Fixed Income ETF invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the "real" value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the High Yield Bond ETF invests almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

HIGH YIELD SECURITIES

The High Yield Bond ETF invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the High Yield Bond ETF could sell a high yield security, and could adversely affect the daily net asset value per share of the High Yield Bond ETF. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, the Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

SOVEREIGN DEBT OBLIGATIONS

The International Treasury Bond ETF and SPDR DB International Government Inflation-Protected Bond ETF invest a substantial portion of their assets in sovereign debt that is issued in local currency. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS

Treasury ETFs and TIPS ETF invest almost exclusively in various types of U.S. Government obligations. The Aggregate Bond ETF invests a portion of its assets in U.S. Government obligations. The SPDR DB International Government Inflation-Protected Bond ETF may invest a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

One type of U.S. Government obligations, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Home Loan Banks ("FHLB"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by FNMA and FHLMC are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

MUNICIPAL SECURITIES

General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF's municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Municipal Bond ETFs' prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Municipal Bond ETF's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETF.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman California Municipal Bond ETF and the SPDR Lehman Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on the debt obligations of California issuers. The information is derived from sources that are generally available to investors, including information promulgated by the State's Treasurer's Office, the Department of Finance and the State Controller's Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust or its legal counsel, and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. The information can be found at the website of the California State Treasurer at www.treasurer.ca.gov. No such information is intended to be incorporated by reference into this Statement of Additional Information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California's economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California's economy is also one of the most diverse in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The concentration of each sector closely resembles that of the national economy. Like the national economy, economic growth in the State slowed considerably in 2008, with much lower job growth than in the prior several years, and with the unemployment rate in the State rising to 7.7 percent in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the State. Economic growth in the State is expected to remain slow in the remainder of 2008 and in 2009.

California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. Significant expenditures include education, health and human services, correctional programs, transportation and debt service. Most of the major revenue sources of the State are deposited into the General Fund, which is the principal operating fund for the majority of the governmental activities of the State. For the budget year 2008-09, the State faces a number of issues and risks that may impact the General Fund and reduce or eliminate the budget reserves included in the 2008 Budget Act. One such risk is lower than projected revenues, particularly the three major tax revenues. In preparing the 2008 Budget Act, the State has reduced its sale tax revenue projection for fiscal year 2007-08 by $287 million and for 2008-09 by $250 million.

The Department of Finance has projected that the State's economy will grow slowly for calendar years 2008 and 2009, with the State's unemployment rate increasing in both years. Another risk to projected revenues is an increase in the amounts payable to a receiver appointed by the court to oversee the State's prison health care system, specifically improvements of prison health care facilities to meet constitutional standards. The receiver's estimates for actual expenditures for fiscal year 2008-09, for which the State is responsible, are approximately $390 million. The 2008 Budget Act only includes $120 million for such expenditures.

The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures. Consumer spending increased by just 1.4 percent in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt and the falling dollar. The average cost of energy in the first eight months of 2008 was 21.3 percent higher than a year earlier. The housing slump and lower vehicle sales slowed taxable sales growth in the State in the first half of 2008. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007 and then fell by 3 percent in the first half of 2008. Personal income growth also slowed, but less so than taxable sales. After growing by 7.6 percent in 2006 and 5.2 percent in 2007, personal income grew by 4.1 percent in the first half of 2008, slightly less than what was projected.

As of the 2008 Budget Act, total General Fund revenues are expected to be $102.0 billion in fiscal year 2008-09, compared to $103.0 billion for fiscal year 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve. The Department of Finance projects a deficit of $1.0 billion in fiscal year 2009-10. However, based on the State Controller's preliminary review of lower than projected revenue receipts in the month of September, and other factors, General Fund budgetary revenues could be adjusted downward by $3 billion, which is $1.3 billion more than the projected 2008-09 budgetary reserve of $1.7 billion. Additionally, the Governor has taken steps to address cash flow difficulties and budgetary shortfalls identified in the 2008-09 Budget, including a $24.3 billion budget deficit. Summarized below are certain actions taken by the Governor to address these issues.


BUDGET INITIATIVES

Cash Management

The State has regularly issued short-term obligations to meet cash flow needs in the form of a type of external borrowing called "revenue anticipation notes" ("RANs"). RANs mature prior to the end of fiscal year issuance. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. For the 2008-09 fiscal year, the State's cash management plan anticipates the issuance of a total of $7 billion of RANs, beginning with the initial issuance of $5 billion worth of RANs, with additional notes to be sold at a later date. In light of current disruptions in the credit markets, there can be no assurance that the State will be able to sell additional notes in the future, in such amounts and at such times as are contemplated in the State's cash management plan.

Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller must then return the money so transferred without payment of interest as soon as there is sufficient money in the General Fund. The State Controller is also authorized to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year.

Economic Recovery Bonds

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds ("ERBs") to finance the State's negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

The repayment of the ERBs is secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25% starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. Local governments' shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which where transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. The repayment of the ERBs may be accelerated with transfers from the Budget Stabilization Account (discussed below), as specified in the Balanced Budget Amendment. However, for 2008-09, the Governor has suspended any transfers to the Budget Stabilization Account due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1 -- December 31, 2008, and any proceeds of excess property sales, will be available to retire additional ERBs in 2008-09. Approximately $50 million of additional sales revenues relating to the period from January 1, 2008 through June 30, 2008 are available to retire ERBs during the 2008-09 fiscal year.

Budget Stabilization Account

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 establishes a special budgetary reserve, the Budget Stabilization Account ("BSA"). Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues was transferred by the State Controller into the BSA (to reach a ceiling of 3 percent by 2008-09). These transfers would continue until the balance in the BSA reached $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would go back into effect whenever the balance falls below $8 billion or the 5 percent mark. The BSA is used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. Proposition 58 also allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

Both the 2007 Budget Act and the 2008 Budget Act give the Director of Finance authority to transfer money from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.494 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008 due to a $24.3 billion budget deficit identified in the 2008-09 Budget. Consequently, on May 28, 2008, the Governor suspended the 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Budget.

In November 2004, voters approved Proposition 60A, which dedicates proceeds from the sale of surplus property purchased with General Fund monies to payment of principal and interest on ERBs approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.

2008 BUDGET ACT AND BUDGET REFORM

In February 2008, the Governor called a fiscal emergency special session of the Legislature to address the $24.3 billion projected deficit and to propose reducing expenditures in 2007-08 and lowering certain base expenditures for 2008-09. According to the State, the special session resulted in $4.3 billion of budget solutions for 2007-08 and $2.7 billion of budget solutions in 2008-09. As of the adoption of the 2008 Budget Act, General Fund revenues and transfers for fiscal year 2007-08 are projected at $103.0 billion, a $1.8 billion increase as compared to 2007 Budget Act estimates. The 2008 Budget Act also includes the following significant adjustments: 1) lower sales and use tax; 2) lower personal income tax and 3) higher corporation tax. However, General Fund expenditures for fiscal year 2007-08 are projected at $103.3 billion, an increase of $1.1 billion as compared to the 2007 estimates.

The 2008 Budget Act proposes to resolve the projected $17.3 billion budget deficit (less the $7 billion budget solutions adopted in the special session). As stated, the budget provides for a reserve of $1.7 billion, but projects a deficit of $1.0 billion for 2009-10. While the budget does not resolve the State's structural budget deficit, it includes a budget reform measure which, if approved by voters, will aid the State in achieving fiscal stability and avoid borrowing from local governments or transportation funds. The Legislature approved a constitutional amendment to be voted on in the November, 2008 general election that would: 1) limit the Legislature's ability to spend surge revenue in high-growth years by mandating that at least 3 percent of General Fund revenues each year be sequestered into a "rainy day" fund, unless the fund is full or money is being accessed in a deficit year; 2) greatly strengthen the State's rainy day fund by increasing it over the next several years to an amount equal to 12.5 percent of each year's General Fund revenues; and 3) give the Governor the ability to freeze and reduce spending mid-year in future downturns. The 2008 Budget Act includes legislation, if approved by the voters, that will authorize the California State Lottery to adopt changes that will help improve its financial performance, with the General Fund ultimately benefiting from this improved performance. The legislation provides for a securitization of a portion of future lottery revenues, which will be available to offset future General Fund expenditures. The first $5 billion of securities revenue is expected to be available in 2009-10 (the $1 billion budget deficit for 2009-10 includes receipt of this revenue).

ABOUT MUNICIPAL OBLIGATIONS

As of September 1, 2008, the State had outstanding approximately $57.6 billion aggregate principal amount of long-term general obligation bonds, of which approximately $46.6 billion were payable primarily from the State's General Fund, and approximately $11 billion were payable from the other revenue sources. As of September 1, 2008, there were unused voter authorizations for the future issuance of approximately $56.8 billion of long-term obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources. In addition to general obligation bonds, the State also issues lease purchase obligations. As of September 1, 2008, the State had approximately $7.8 billion in General Fund-supported lease purchase obligations. The November, 2008 general election ballot will contain additional proposed authorizations of general obligation bonds totaling in the billions of dollars. The State has substantially increased the volume of long-term general obligation bonds and lease purchase obligations since fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, as well as the interest rate and other market conditions at the time of issuance.

California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs, when due. As of October 16, 2008, the current ratings of the State's general obligation bonds are A1, A+, and A+ by Moody's, S&P and Fitch, respectively. These ratings have remained unchanged for the past two years. The RANs have received ratings of MIG 1, SP-1 and F-1 by Moody's, S&P and Fitch, respectively. The agencies continue to monitor the State's budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $52.1 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2008. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary from the credit quality of those obligations backed by the full faith and credit of the State.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Lehman Short Term Municipal Bond ETF, SPDR Lehman New York Municipal Bond ETF and the SPDR Lehman Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on issuers' ability to maintain debt service on their obligations. The information is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto. These sources are prepared by the Department of Budget and are available to investors at www.budget.state.ny.us. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust or its legal counsel and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The Annual Information Statement ("AIS") of the State of the New York is provided by the Department of Budget ("DOB") subsequent to the fiscal year end of March 31. The AIS constitutes the official disclosure statement regarding the financial condition of the State of New York. The information provided below is based on the AIS dated May 12, 2008, the First Quarterly Update of the AIS dated August 6, 2008 ("First Quarterly Update") and the Supplement to the First Quarterly Update dated October 7, 2008 (the "Supplement"). No such information is intended to be incorporated by reference in this Statement of Additional Information.

The State accounts for all of its spending and revenues by the fund in which the activity takes place and the broad category or purpose of that activity. Funds include the General Fund and other funds specified for dedicated purposes (collectively, "State Operating Funds"). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which is the fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since the Governor is statutorily required to balance the General Fund, it is often the focus of the State's budget discussion. Each year, the Legislature and the Governor enact an Enacted Budget Financial Plan ("Enacted Budget") which is prepared by the DOB and contains estimates for the upcoming fiscal year and projections for the next two fiscal years. This year, the Enacted Budget contains estimates for the 2008-09 fiscal year and projections for the 2009-10 through 2011-12 fiscal years.

The Enacted Budget is subject to many complex, economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies and the impact of continuing write-downs and other costs on the profitability of the financial services sector. Such risks and uncertainties could have a materially adverse impact on the Enacted Budget Financial Plan for the current year. As a result of the nation's continuing economic struggles, the DOB has had to amend its estimates and projections for 2008-09 since the release of the AIS. In its First Quarterly Update, the DOB revised down several of its projections in the AIS. According to the DOB, widespread turmoil in the equity and housing markets is expected to have an adverse impact on the State economy, which has a significant concentration of firms directly affected by recent events in those markets. Profitability and employment in the financial services sector, a linchpin of the State economy, has been weakened by turmoil in markets. Finance and insurance sector bonuses are now projected to fall 20.5 percent in 2008-09, and capital gains by nearly 25 percent. Weaker growth in employment, capital gains, and bonuses, in turn, is expected to produce slower growth in income. Growth in State wages has been revised down from 2.7 percent to 2.0 percent in 2008 and from 2.4 percent to 1.5 percent in 2009. State employment is expected to remain flat in 2009, with private sector jobs now projected to fall 0.1 percent following an estimated growth of just 0.2 percent for both total and private employment in calendar year 2008. Growth in personal income has been revised down to 1.1 percent in 2009.

Revised General Fund Receipts and Disbursements Estimates

Market turmoil has had a significant impact on General Fund estimates and projections included in the Enacted Budget. The General Fund receives the majority of the State's tax money, specifically revenue from personal income, sales and business taxes. As a result of the continuing economic downturn and, due particularly to a series of unprecedented economic shocks in September 2008, the DOB has significantly revised its estimates and projections for 2008-09 in the First Quarterly Update and again in the Supplement that followed. The DOB has made revisions to estimated receipts of the General Fund, which have affected estimates for General Fund disbursements as well as available reserves. Additionally, in light of market uncertainties, the DOB has also lowered the amount of resources from health insurance conversions that it expects to be available to finance State health care spending. This creates a potential funding gap in the Health Care Reform Act ("HCRA") fund starting in 2009-10. The General Fund and the HCRA fund have a close financing relationship; therefore, the DOB considers both funding gaps when making overall budget gap estimates.

Pursuant to the First Quarterly Update, the DOB reduced its estimate of the General Fund balance at the end of the 2008-09 fiscal year from $2.0 billion to $1.8 billion. The projected closing balance is a decrease of $1.0 billion from 2007-08. The DOB also significantly reduced its estimates for General Fund tax receipts for the current fiscal year and for 2009-10. According to the First Quarterly Update, even though the first quarter 2008 saw an increase in personal income tax receipts into the General Fund above planned levels, this was largely due to calendar year 2007 activity, not current conditions. By comparison, business taxes, which are more responsive to current economic trends, especially the weakness in the current banking sector, were down by over $450 million in the first three months of the fiscal year versus the initial cash-flow forecast and by $184 million through the first six months of the fiscal year, according to the Supplement. DOB believes that recent business tax results are a more likely indicator of the direction of tax collections. Consequently, the DOB has significantly reduced its estimates for tax receipts for the current fiscal year and for 2009-10. Business tax collections are expected to decline substantially based on performance to date and the dislocation in the credit markets. Receipts in the current year have been lowered by $510 million from the Enacted Budget estimate. In 2009-10, the estimate for business taxes has been reduced by $342 million. Personal income tax collections are expected to begin to weaken in the latter half of the fiscal year, reflecting the revised forecast for 2008 bonuses and capital gains realizations. Overall, personal income tax collections in the current year are expected to finish $25 million higher than the Enacted Budget estimate based on the strength of 2007 liability payments, but have been reduced by $500 million in 2009-10, reflecting the projected impact of calendar year 2008 liability payments. Sales and excise tax collections are also expected to decline due to the economic downturn, with receipts for these taxes revised downward by $161 million in the current year and $127 million in 2009-10. According to the Supplement, the DOB now predicts that annual General Fund tax receipts will fall $1.3 billion below the projections made in the First Quarterly Update for the current year. All updated estimates are subject to the successful implementation of the State's Fiscal Management Plan (discussed below).


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

The projected General Fund balance of $1.8 billion at the end of fiscal year 2008-09 includes $1.2 billion in undesignated reserves and $526 million in reserves designated to finance existing or potential future commitments. The $1.2 billion of undesignated reserves include $1 billion in a Tax Stabilization Reserve Fund, $175 million in a newly created Rainy Day Reserve Fund , and $21 million in a Contingency Reserve Fund for litigation risks. The projected General Fund closing balance is $278 million lower than projected at the time of the 2008-09 Enacted Budget Financial Plan due to the expected use of $256 million to finance the costs of recent labor settlements and $22 million for debt management purposes (specifically the termination of certain interest rate exchange agreements associated with variable rate bonds that have been refunded with fixed-rate bonds, as part of the State's debt financing efforts). The DOB projects that the total balance of State Operating Funds will be $4.6 billion at the 2008-09 fiscal year end. This projected balance has decreased by $575 million from the projected amount in the Enacted Budget, due largely to the use of the reserves to finance new labor settlements and a reduction in expected health care conversions proceeds pursuant to the HCRA.

State Finance Law requires that the Enacted Budget also be presented for informational purposes on a generally accepted accounting principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB"). In 2008-09, the General Fund GAAP Enacted Budget shows total revenues of $42.7 billion, total expenditures of $56.2 billion, and net other financing sources of $9.7 billion, resulting in an operating deficit of $3.8 billion and a projected accumulated surplus of $149 million. These changes are due primarily to the use of a portion of prior year reserves to support 2008-09 operations and the impact of economic conditions or revenue accruals, primarily personal income tax. Personal income tax collections received in the first quarter 2008-09 were related primarily to prior year estimated payments and final returns (i.e. calendar year ended December 31, 2007) and are therefore recorded in State fiscal year 2007-08 for GAAP purposes. Estimated collections in the first quarter of 2009-10 related to calendar end year 2008 tax returns are expected to decline significantly resulting in lower accrued revenue in 2008-09. The GAAP-basis results for 2007-08 showed the State in a net positive asset condition of $47.7 billion after reflecting the impact of post-employment benefits, as required by GASB.

Fiscal Management Plan

The DOB, in close cooperation with State agencies, is developing a Fiscal Management Plan ("FMP"). The FMP is anticipated to produce $630 million in savings in the current year which is expected to be sufficient to maintain the budget balance in the General Fund during 2008-09 without the use of existing reserves, and is expected to generate $500 million in savings on a recurring basis. After accounting for the impact of the FMP savings, the DOB projects combined budget gaps for the General Fund and HCRA of $6.4 billion in 2009-10, $9.3 billion in 2010-11, and $10.5 billion in 2011-12. However, according to the Supplement, the DOB expects these projections to increase. Pursuant to the Supplement, the DOB estimates that the State will have to close a current budget year gap of approximately $1.2 billion. Over the past five years, the DOB estimates that the State has closed current-year gaps of $9.3 billion in 2003-04, $5.1 billion in 2004-05, $4.2 billion in 2005-06, $762 million in
2006-07, and $1.6 billion in 2007-08.

The FMP is expected to include reductions in State agency operations in the range of 7 percent from current estimates, which is in addition to the 3.35 percent reduction previously announced with the 2008-09 Enacted Budget and currently being implemented by the agencies. It will also include a statewide hiring freeze, cancellation of all non-essential purchases, and expanded central controls on all discretionary resource allocation decisions. It is expected that certain measures in the FMP, such as the transfer of excess balances from other funds made available through cost-savings measures, will require legislative approval. As presented in the First Quarterly Update, the FMP is assumed to reduce General Fund personal service spending by $300 million (representing salaries of state employees, for example) and non-personal service spending by $200 million (representing other operating costs) on a recurring basis. The balance of the FMP savings in the current year is assumed to be derived from State operations spending reductions in other funds, with the resources made available to the General Fund. Actual implementation may differ from these planning assumptions.

STATE DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. General obligation debt and lease purchase obligations are discussed in greater detail below. The State also issues interest rate exchange agreements and variable rate obligations.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


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

General Obligation Bonds

There is no constitutional limit on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 ("Debt Reform Act") imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installment or installments that result in substantially level or declining debt service payments, mature within 40 years of issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years of issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds to thirty years. Under the State Constitution, the State may undertake short-term borrowings without voter approval. Long-term general obligation borrowing is prohibited unless authorized for a specified amount and purpose by the Legislature and approved by the voters.

In the State, general obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2007-08 fiscal year (excluding refunding bonds) was approximately $268 million, and as of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion. As of November 16, 2006, Moody's, S&P and Fitch had given New York State's general obligation bonds ratings of Aa3, AA, AA-, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

The Enacted Budget projects that approximately $457 million in general obligation bonds will be issued in 2008-09.

Lease-Purchase and Contractual Obligation Financings

The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State's highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax Revenue Bond Financing. The Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds, $119 million of SUNY Dormitory Facilities Revenue Bonds, and $814 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2008-09. The Enacted Capital Plan also projects the issuance of $601 million of Dedicated Highway and Bridge Trust Fund Bonds in 2008-09.

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State's political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The State is also a party to various legal proceedings and claims, some of which are in excess of $100 million and which the State deems to be material. Such proceedings and claims could adversely affect the State's finances in the 2008-09 fiscal year or thereafter.

Other short-term risks to the State's finances in the 2008-09 fiscal year and subsequent fiscal years include further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. Additionally, the potential cost of collective bargaining agreements with various unions could affect the State's finances in 2008-09 and beyond. The DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added costs of approximately $190 million in 2008-09, $195 million in 2009-10, and $285 million in both 2010-11 and 2011-12.

Over the long term, New York State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State's real estate market.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." The SPDR DB International Government Inflation-Protected Bond ETF invests almost exclusively in inflation-protected public obligations of major governments and emerging market countries, excluding the United States, also commonly known as "TIPS." TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF may each invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

FOREIGN CURRENCY TRANSACTIONS

The International Treasury Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF and SDPR DJ Global Titans ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Fund may invest in reverse repurchase agreements, the use of reverse repurchase agreements is not a principal strategy of the Funds.

COMMERCIAL PAPER

Each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The SPDR DJ Global Titans ETF may purchase publicly traded common stocks of foreign corporations and Aggregate Bond ETF, High Yield Bond ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The SPDR(R) DJ Global Titans ETF's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

SPDR DJ Wilshire Total Market ETF, SPDR DJ Wilshire Large Cap ETF, SPDR DJ Wilshire Large Cap Growth ETF, SPDR DJ Wilshire Large Cap Value ETF, SPDR DJ Wilshire Mid Cap ETF, SPDR DJ Wilshire Mid Cap Growth ETF, SPDR DJ Wilshire Mid Cap Value ETF, SPDR DJ Wilshire Small Cap ETF, SPDR DJ Wilshire Small Cap Growth ETF, SPDR DJ Wilshire Small Cap Value ETF and SPDR DJ Wilshire REIT ETF will invest in REITs only to the extent that their underlying Indexes invest in REITs, although it is expected that only the SPDR DJ Wilshire REIT ETF will be concentrated in the real estate sector. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See "HIGH YIELD SECURITIES" above for more information relating to the risks associated with investing in lower rated securities.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus under the heading "Principal Risks of the Funds." The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the Index for creation of Creation Units);

4. Pledge(2), hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short;

9. Invest in commodities or commodity contracts, except that the Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts;

10. With respect to the Equity ETFs, change its investment objective;

11. With respect to the SPDR Lehman Municipal Bond ETF and the SPDR Lehman Short Term Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from Federal income tax;

12. With respect to the SPDR Lehman California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax; or

----------
(2) There is no limit on the percentage of total assets a Fund may pledge. Each Fund, however, will only pledge assets as consistent with Section 18 of the 1940 Act.

13. With respect to the SPDR Lehman New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. With respect to the Equity ETFs, under normal circumstances, invest less than 95% of its total assets in securities that comprise its relevant Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice;

4. With respect to the Fixed Income ETFs, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. With respect to the Aggregate Bond ETF, TBA transactions are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

5. With respect to the High Yield Bond ETF, invest, under normal circumstances, less than 80% of its assets in bonds that are rated below investment grade. Prior to any change this 80% investment policy, the Fund will provide shareholders with 60 days written notice; or

6. With respect to the SPDR Aggregate Bond ETF, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

7. With respect to the SPDR Lehman 1-3 Month T-Bill ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury bills. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

8. With respect to the SPDR Intermediate Term Treasury ETF and Lehman Long Term Treasury ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury securities. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

9. With respect to the SPDR DB International Government Inflation-Protected Bond ETF, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

10. With respect to the SPDR International Treasury Bond ETF, under normal circumstances, invest less than 80% of its total assets in government bonds. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

11. With respect to the SPDR Barclays Capital TIPS ETF, under normal circumstances, invest less than 80% of its total assets in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below:

TRUSTEES

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                TERM OF              PRINCIPAL            IN FUND
                                              OFFICE AND           OCCUPATION(S)          COMPLEX                OTHER
NAME, ADDRESS                  POSITION(S)     LENGTH OF            DURING PAST          OVERSEEN            DIRECTORSHIPS
AND DATE OF BIRTH               WITH FUNDS    TIME SERVED             5 YEARS           BY TRUSTEE          HELD BY TRUSTEE
-----------------              -----------  --------------  --------------------------  ----------  -------------------------------
INDEPENDENT TRUSTEES           Independent  Unlimited       Retired.                        81      Chicago Stock Exchange (Public
DAVID M. KELLY                 Trustee      Elected:                                                Governor/ Director); Penson
c/o SPDR Series Trust                       September 2000                                          Worldwide Inc. (Director);
State Street Financial Center                                                                       Custodial Trust Co. (Director);
One Lincoln Street                                                                                  SPDR Index Shares Funds
Boston, MA 02111-2900                                                                               (Trustee).
10/10/38

FRANK NESVET                   Independent  Unlimited       Chief Executive Officer,        81      SPDR Index Shares Funds
c/o SPDR Series Trust          Trustee,     Elected:        Libra Group, Inc.                       (Trustee).
State Street Financial Center  Chairman     September 2000  (1998-present) (a
One Lincoln Street                                          financial services
Boston, MA 02111-2900                                       consulting company).
9/24/43

HELEN F. PETERS                Independent  Unlimited       Professor of Finance,           81      Federal Home Loan Bank of
c/o SPDR Series Trust          Trustee,     Elected:        Carroll School of                       Boston (Director); BJ's
State Street Financial         Chair of     September 2000  Management, Boston College              Wholesale Clubs (Director);
Center                         Audit                        (2003-present); Dean,                   SPDR Index Shares Funds
One Lincoln Street             Committee                    Boston College (August                  (Trustee).
Boston, MA 02111-2900                                       2000-2003).
3/22/48

INTERESTED TRUSTEE             Interested   Unlimited       President, SSgA Funds           104     SPDR Index Shares Funds
JAMES E. ROSS*                 Trustee,     Elected         Management, Inc.                        (Trustee); Select Sector SPDR
SSgA Funds Management, Inc.    President    President:      (2005-present); Principal,              Trust (Trustee); State Street
State Street Financial                      May 2005,       SSgA Funds Management,                  Master Funds (Trustee); and
Center                                      elected         Inc. (2001-present);                    State Street Institutional
One Lincoln Street                          Trustee:        Senior Managing  Director,              Investment Trust (Trustee).
Boston, MA 02111                            November 2005   State Street Global
6/24/65                                                     Advisors (2006-present);
                                                            Principal, State Street
                                                            Global Advisors
                                                            (2000-2006).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

                                                        TERM OF                  PRINCIPAL
                                                       OFFICE AND              OCCUPATION(S)
NAME, ADDRESS                          POSITION(S)     LENGTH OF               DURING PAST
AND DATE OF BIRTH                      WITH FUNDS     TIME SERVED                5 YEARS
-----------------                    --------------  -------------  ---------------------------------
ELLEN M. NEEDHAM                     Vice President  Unlimited      Principal, SSgA Funds
SSgA Funds Management, Inc.                          Elected:       Management, Inc.
State Street Financial Center                        March 2008     (1992-Present)*; Managing
One Lincoln Street                                                  Director, State Street Global
Boston, MA 02111                                                    Advisors (1992 to Present)*
1/04/67

MICHAEL P. RILEY                     Vice President  Unlimited      Principal, State Street Global
SSgA Funds Management, Inc.                          Elected:       Advisors (2005-present);
State Street Financial Center                        February 2005  Assistant Vice President, State
One Lincoln Street                                                  Street Bank and Trust Company
Boston, MA 02111                                                    (2000-2004).
3/22/69

GARY L. FRENCH                       Treasurer       Unlimited      Senior Vice President, State
State Street Bank and Trust Company                  Elected:       Street Bank and Trust Company
Two Avenue de Lafayette                              May 2005       (2002-present)
Boston, MA 02111
07/04/51

RYAN M. LOUVAR                       Secretary       Unlimited      Vice President and Senior
State Street Bank and Trust Company                  Elected:       Counsel, State Street Bank and
Four Copley Place, CPH0326                           August 2008    Trust Company (2005-present)*;
Boston, MA 02116                                                    Counsel, BISYS Group, Inc.
2/18/72                                                             (2000-2005) (a financial services
                                                                    company).

MARK E. TUTTLE                       Assistant       Unlimited      Vice President and Counsel,
State Street Bank and Trust Company  Secretary       Elected:       State Street Bank and Trust
Four Copley Place, CPH0326                           August 2007    Company (2007-Present)*;
Boston, MA 02116                                                    Assistant Counsel, BISYS Group,
3/25/70                                                             Inc. (2005-2007)*; (a financial
                                                                    services company); Sole
                                                                    Practitioner, Mark E. Tuttle
                                                                    Attorney at Law (2004-2005);
                                                                    Paralegal, John Hancock Financial
                                                                    Services, Inc. (2000-2004).

*    Served in various capacities during noted time period.

                                                        TERM OF                  PRINCIPAL
                                                       OFFICE AND               OCCUPATION(S)
NAME, ADDRESS                          POSITION(S)     LENGTH OF                DURING PAST
AND DATE OF BIRTH                      WITH FUNDS     TIME SERVED                 5 YEARS
-----------------                    --------------  -------------  ----------------------------------
MATTHEW FLAHERTY                     Assistant       Unlimited      Assistant Vice President, State
State Street Bank and Trust Company  Treasurer       Elected:       Street Bank and Trust
Two Avenue de Lafayette                              May 2005       (1994-present).*
Boston, MA 02111
2/19/71

CHAD C. HALLETT                      Assistant       Unlimited      Vice President, State Street Bank
State Street Bank and Trust Company  Treasurer       Elected:       and Trust Company
Two Avenue de Lafayette                              May 2006       (2001-Present).*
Boston, MA 02111
1/28/69

LAURA F. HEALY                       Assistant       Unlimited      Vice President, State Street Bank
State Street Bank and Trust Company  Treasurer       Elected:       and Trust Company (2002-present).*
Two Avenue de Lafayette                              November 2007
Boston, MA 02111
3/20/64

JULIE B. PIATELLI                    Chief           Unlimited      Principal and Senior Compliance
SSgA Funds Management, Inc.          Compliance      Elected:       Officer, SSgA Funds Management,
State Street Financial Center        Officer         August 2007    Inc. (2004-present); Vice
One Lincoln Street                                                  President, State Street Global
Boston, MA 02111                                                    Advisors (2004-present); Senior
8/5/67                                                              Manager, PricewaterhouseCoopers,
                                                                    LLP (1999-2004).

*    Served in various capacities during noted time period.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $60,000 plus $3,000 per in-person meeting attended. An Independent Trustee will receive $1,000 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $9,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2008.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
-------------------   --------------   ----------   ----------   ------------
David M. Kelly            $51,722          N/A          N/A        $ 81,300
Frank Nesvet              $68,120          N/A          N/A        $106,300
Helen F. Peters           $57,625          N/A          N/A        $ 90,300

(1)  The Fund Complex includes the Trust and SIS Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met five (5) times during the fiscal year ended June 30, 2008.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2008.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2008 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2007:

                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                  DOLLAR RANGE OF EQUITY SECURITIES IN   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE                THE TRUST                        OF INVESTMENT COMPANIES
---------------   ------------------------------------   ---------------------------------------
David M. Kelly                    None                                   None
Frank Nesvet                      None                                   None
Helen F. Peters                   None                                   None
James Ross*                $50,001 - $100,000                     $50,001 - $100,000

*    Indicates an Interested Trustee

As of December 31, 2007, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at www.SPDRETFs.com; and (3) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of August 31, 2008, the Adviser managed approximately $162 billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for Board's approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust's Semi-Annual Reports to Shareholders dated December 31, 2007 and in the Trust's Annual Reports to Shareholders dated June 30, 2008.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

                  (Remainder of Page Intentionally Left Blank)

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser*:

FUND                                                               2008            2007              2006
----                                                            ----------      ----------        ----------
SPDR DJ Wilshire Total Market ETF                               $  257,836      $  227,116        $  212,167
SPDR DJ Wilshire Large Cap ETF                                  $   19,647      $   20,064        $   17,154(6)
SPDR DJ Wilshire Large Cap Growth ETF                           $  586,477      $  398,028        $  257,752
SPDR DJ Wilshire Large Cap Value ETF                            $  246,649      $  273,742        $  196,138
SPDR DJ Wilshire Mid Cap ETF                                    $   57,258      $   47,327        $   34,136(6)
SPDR DJ Wilshire Mid Cap Growth ETF                             $  106,276      $   54,070        $   36,953(6)
SPDR DJ Wilshire Mid Cap Value ETF                              $   34,339      $   26,369        $   29,064(6)
SPDR DJ Wilshire Small Cap ETF                                  $   30,623      $   37,119        $   38,393(6)
SPDR DJ Wilshire Small Cap Growth ETF                           $  234,058      $  194,548        $  176,083
SPDR DJ Wilshire Small Cap Value ETF                            $  244,529      $  252,641        $  233,935
SPDR DJ Global Titans ETF                                       $  895,844      $  755,195        $  446,797
SPDR DJ Wilshire REIT ETF                                       $3,122,143      $3,265,350        $2,192,601
SPDR KBW Bank ETF                                               $1,384,053      $  297,528        $  190,630(6)
SPDR KBW Capital Markets ETF                                    $  554,651      $  374,033        $  130,437(6)
SPDR KBW Insurance ETF                                          $  361,356      $  219,812        $   95,899(6)
SPDR Morgan Stanley Technology ETF                              $1,153,381      $  836,091        $  703,022
SPDR S&P Dividend ETF                                           $  886,075      $  698,190(2)     $  148,698(6)
SPDR S&P Biotech ETF                                            $  738,841      $  225,104        $   50,081(7)
SPDR S&P Homebuilders ETF                                       $1,611,063      $  858,557        $  109,456(7)
SPDR S&P Metals & Mining ETF                                    $1,230,393      $  267,776        $    2,403(8)
SPDR S&P Oil & Gas Equipment & Services ETF                     $  677,773      $  155,676        $    1,514(8)
SPDR S&P Oil & Gas Exploration & Production ETF                 $  519,865      $  110,034        $    1,876(8)
SPDR S&P Pharmaceuticals ETF                                    $   31,390      $   64,396        $    1,657(8)
SPDR S&P Retail ETF                                             $  655,884      $  190,588        $    1,971(8)
SPDR S&P Semiconductor ETF                                      $  427,086      $  249,795        $   65,746(7)
SPDR KBW Regional Banking ETF                                   $1,129,500      $  306,864        $    3,673(8)
SPDR Lehman 1-3 Month T-Bill ETF                                $  239,109      $    4,865(4)     $      N/A(1)
SPDR Barclays Capital TIPS ETF                                  $   96,914      $    8,945(4)     $      N/A(1)
SPDR Lehman Intermediate Term Treasury ETF                      $   30,949      $    1,466(3)     $      N/A(1)
SPDR Lehman Long Term Treasury ETF                              $   22,725      $    1,383(3)     $      N/A(1)
SPDR Lehman Aggregate Bond ETF                                  $   95,188(8)   $    1,997(3)(5)  $      N/A(1)
SPDR Lehman Municipal Bond ETF                                  $ 320, 856(9)   $      N/A(1)     $      N/A(1)
SPDR Lehman California Municipal Bond ETF                       $   22,055(10)  $      N/A(1)     $      N/A(1)
SPDR Lehman New York Municipal Bond ETF                         $   19,009(11)  $      N/A(1)     $      N/A(1)
SPDR Lehman Short Term Municipal Bond ETF                       $   76,766(10)  $      N/A(1)     $      N/A(1)
SPDR DB International Government Inflation-Protected Bond ETF   $  131,707(12)  $      N/A(1)     $      N/A(1)
SPDR Lehman International Treasury Bond ETF                     $1,601,822(13)  $      N/A(1)     $      N/A(1)
SPDR Lehman High Yield Bond ETF                                 $  446,395(14)  $      N/A(1)     $      N/A(1)

----------
* Funds not listed in the table above had not commenced operations as of June 30, 2008.

(1)  The Fund was not operational.

(2) During this period, the Adviser waived $23,961 of its fees for the SPDR S&P Dividend ETF, thus the Adviser actually received $674,229 for the period.

(3)  The Fund commenced operations on May 23, 2007.

(4)  The Fund commenced operations on May 25, 2007.

(5) During this period, the Adviser waived $583 of its fees for the SPDR Lehman Aggregate Bond ETF, thus the Adviser actually received $1,414 for the period.

(6) For the period November 8, 2005, the Fund's inception date, to June 30, 2006. During this period, for the SPDR S&P Dividend ETF, the Adviser waived $23,781 of its fees, thus the Adviser actually received $124,917 for the period.

(7)  For the period January 31, 2006, the Fund's inception date, to June 30,
     2006.

(8) During this period, the Adviser waived $26,908 of its fees for the SPDR Lehman Aggregate Bond ETF, thus the Adviser actually received $68,280 for the period.

(9) For the period September 11, 2007, the Fund's inception date, to June 30, 2008. During this period, the Adviser waived $108,696 of its fees for the SPDR Lehman Municipal Bond ETF, thus the Adviser actually received $212,160 for the period.

(10) The Fund commenced operations on October 10, 2007.

(11) The Fund commenced operations on October 11, 2007.

(12) The Fund commenced operations on March 13, 2008.

(13) The Fund commenced operations on October 2, 2007.

(14) The Fund commenced operations on November 28 2007.

INVESTMENT SUB-ADVISER - SPDR DJ Wilshire REIT ETF

Pursuant to the Advisory Agreement between the SPDR DJ Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of June 30, 2008, Tuckerman managed approximately $7.8 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

A discussion regarding the basis for the Board's approval or continuation of the Sub-Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2007.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the SPDR DJ Wilshire REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND                          2008       2007       2006
----                        --------   --------   --------
SPDR DJ Wilshire REIT ETF   $598,277   $614,726   $413,782

PORTFOLIO MANAGERS

The Adviser manages the Funds, except for the TIPS ETF, and with respect to DJ Wilshire REIT ETF the Adviser and Sub-Adviser each manage the Fund, using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each Fund include:

FUND                                                            PORTFOLIO MANAGERS
----                                                            ---------------------------------------------
All Equity ETFs (Excluding the SPDR DJ Wilshire REIT ETF)       Lynn Blake, John Tucker
SPDR DJ Wilshire REIT ETF                                       Amos J. Rogers III, Sophia Banar
SPDR Lehman 1-3 Month T-Bill ETF                                Todd Bean, Steve Meier, Jeff St. Peters
SPDR Barclays Capital TIPS ETF                                  Brian Kinney, James Mauro
SPDR DB International Government Inflation-Protected Bond ETF
SPDR Lehman Intermediate Term Treasury ETF                      Michael Brunell, John Kirby, Elya Schwartzman
SPDR Lehman Long Term Treasury ETF
SPDR Lehman Aggregate Bond ETF
SPDR Lehman International Treasury Bond ETF
SPDR Lehman High Yield Bond ETF
Municipal Bond ETFs                                             Dwayne Parmley, Timothy Ryan

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF JUNE 30, 2008

                   REGISTERED                   POOLED                                               TOTAL
                   INVESTMENT     ASSETS      INVESTMENT     ASSETS                   ASSETS        ASSETS
PORTFOLIO            COMPANY      MANAGED       VEHICLE      MANAGED       OTHER      MANAGED       MANAGED
MANAGER             ACCOUNTS    (BILLIONS)*    ACCOUNTS    (BILLIONS)*   ACCOUNTS   (BILLIONS)*   (BILLIONS)*
---------          ----------   -----------   ----------   -----------   --------   -----------   -----------
Lynn Blake             46          $37.71         241         $330.6        219        $214.7       $582.97
John Tucker            46          $37.71         241         $330.6        219        $214.7       $582.97

Todd Bean              13          $97.07           5         $ 69.5         27        $  9.1       $175.72
Steven Meier           13          $97.07           5         $ 69.5         27        $  9.1       $175.72
Jeff St. Peters        13          $97.07           5         $ 69.5         27        $  9.1       $175.72

Brian Kinney            0          $    0           2         $ 2.16          5        $ 6.22       $  8.38
James Mauro             0          $    0           2         $ 2.16          5        $ 6.22       $  8.38

Michael Brunell         2          $ 0.92          87         $51.27         93        $92.21       $144.39
John Kirby              2          $ 0.92          87         $51.27         93        $92.21       $144.39
Elya Schwartzman        2          $ 0.92          87         $51.27         93        $92.21       $144.39

Dwayne Parmley          4          $ 0.90           0         $ 0.00          8        $ 0.64       $  1.54
Timothy Ryan            4          $ 0.90           0         $ 0.00          8        $ 0.64       $  1.54

*    There are no performance fees associated with these portfolios.

** The total number of accounts and assets for this portfolio manager are reported as of July 31, 2008.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2008.

PORTFOLIO                                    DOLLAR RANGE OF TRUST
MANAGER                     FUND           SHARES BENEFICIALLY OWNED
---------          ---------------------   -------------------------
Lynn Blake                All Funds                   None
John Tucker               All Funds                   None

Todd Bean                 All Funds                   None
Steven Meier       SPDR S&P Dividend ETF        $10,001-$50,000
Jeff St. Peters           All Funds                   None

Brian Kinney              All Funds                   None

James Mauro        SPDR DB International
                   Government Inflation-
                     Protected Bond ETF         $10,001-$50,000

Michael Brunell           All Funds                   None
John Kirby                All Funds                   None
Elya Schwartzman          All Funds                   None

Dwayne Parmley            All Funds                   None
Timothy Ryan              All Funds                   None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

SPDR DJ Wilshire REIT ETF The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR DJ Wilshire REIT ETF and assets under management in those accounts as of June 30, 2008.

                     REGISTERED                  POOLED                                             TOTAL
                     INVESTMENT     ASSETS     INVESTMENT     ASSETS                  ASSETS       ASSETS
                       COMPANY      MANAGED      VEHICLE      MANAGED      OTHER      MANAGED      MANAGED
PORTFOLIO MANAGER     ACCOUNTS    (BILLIONS)    ACCOUNTS    (BILLIONS)   ACCOUNTS   (BILLIONS)   (BILLIONS)
-----------------    ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers III        9          $2.9          12          $1.5         55         $1.3         $5.8
Sophia Banar              9          $2.9          12          $1.5         55         $1.3         $5.8

The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the SPDR DJ Wilshire REIT ETF as of June 30, 2008 is as follows:

                       DOLLAR RANGE OF FUND
                     SHARES BENEFICIALLY OWNED
                     -------------------------
Amos J. Rogers III          $0-$10,000
Sophia Banar                   None

The Tuckerman Groups' portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's income generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and each Fund's operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency Agreement"). State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next 3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase), redemption transaction fees (as described below and in the Funds' Prospectus) and interest on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund, except for the SPDR DJ Wilshire Total Market ETF, has adopted a Distribution and Service (Rule 12b-1) Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940
Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for third party soft dollars, its clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity Funds for the fiscal years ended June 30*. None of the brokerage commissions paid were paid to affiliated brokers and the Fixed Income Funds did not pay any brokerage commissions.

FUND                                                2008      2007      2006
----                                              --------   -------   -------
SPDR DJ Wilshire Total Market ETF                 $  2,237   $ 6,670   $ 2,463
SPDR DJ Wilshire Large Cap ETF                    $    110   $   113   $   250
SPDR DJ Wilshire Large Cap Growth ETF             $  1,890   $   968   $ 7,622
SPDR DJ Wilshire Large Cap Value ETF              $  1,431   $ 1,540   $ 3,825
SPDR DJ Wilshire Mid Cap ETF                      $    491   $   264   $ 4,925
SPDR DJ Wilshire Mid Cap Growth ETF               $  1,108   $   286   $ 6,312
SPDR DJ Wilshire Mid Cap Value ETF                $    301   $   552   $ 5,402
SPDR DJ Wilshire Small Cap ETF                    $    355   $   430   $ 2,733
SPDR DJ Wilshire Small Cap Growth ETF             $  4,339   $ 3,433   $16,736
SPDR DJ Wilshire Small Cap Value ETF              $  1,774   $ 3,621   $14,764
SPDR DJ Global Titans ETF                         $ 30,124   $ 7,119   $ 3,603
SPDR DJ Wilshire REIT ETF                         $ 55,562   $67,430   $55,775
SPDR KBW Bank ETF                                 $  6,079   $ 1,653   $ 1,064
SPDR KBW Capital Markets ETF                      $  2,568   $ 3,850   $   221
SPDR KBW Insurance ETF                            $    272   $   734   $   152
SPDR Morgan Stanley Technology ETF                $  1,785   $ 2,428   $ 1,306
SPDR S&P Dividend ETF                             $ 30,744   $21,516   $ 1,315
SPDR S&P Biotech ETF                              $ 10,335   $ 2,409   $ 8,232
SPDR S&P Homebuilders ETF                         $136,494   $13,897   $ 5,323
SPDR S&P Metals & Mining ETF                      $ 36,218   $ 4,638   $   N/A(1)
SPDR S&P Oil & Gas Equipment & Services ETF       $  6,303   $   952   $   N/A(1)
SPDR S&P Oil & Gas Exploration & Production ETF   $  2,487   $ 2,792   $   N/A(1)
SPDR S&P Pharmaceuticals ETF                      $    275   $   229   $   N/A(1)
SPDR S&P Retail ETF                               $ 74,210   $ 7,856   $   N/A(1)
SPDR S&P Semiconductor ETF                        $  7,585   $39,235   $ 8,332
SPDR KBW Regional Banking ETF                     $ 23,534   $12,994   $   N/A(1)

----------
* Equity Funds not listed in the table above had not commenced operations as of June 30, 2008.

(1)  The Fund was not operational.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

Holdings in Shares of Regular Broker-Dealers as of June 30, 2008.

Bank of America Corp.               $80,889,583
Citigroup                           $65,315,732
Bank Of New York Mellon Corp.       $45,555,264
The Goldman Sachs Group, Inc.       $12,877,888
Morgan Stanley & Co., Inc.          $10,694,070
Merrill Lynch & Co., Inc.           $ 8,311,889
Lehman Brothers Holdings, Inc.      $ 3,739,494
Investment Technology Group, Inc.   $ 2,839,885

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%, except with respect to the SPDR Lehman Aggregate Bond ETF and SPDR Lehman 1-3 Month T-Bill ETF, which may experience significantly higher turnover. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING THE FUNDS."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 3, 2008, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

                                                                                                 PERCENTAGE OF
FUND                                                            NAME AND ADDRESS                   OWNERSHIP
----                                              --------------------------------------------   -------------
SPDR DJ Wilshire Total Market ETF                 National Financial Services Corp.                  35.41%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                       12.37%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Pershing, L.L.C.                                    6.84%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  TD Ameritrade, Inc.                                 5.15%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  American Enterprise Investment Services Inc.        5.10%
                                                  2723 AXP Financial Center
                                                  Minneapolis, MN 55474

SPDR DJ Wilshire Large Cap ETF                    National Financial Services Corp.                  22.60%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Pershing, L.L.C.                                   14.24%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         13.16%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Goldman, Sachs & Co                                 7.34%
                                                  180 Maiden Lane
                                                  New York, NY 10038

                                                  Timber Hill L.L.C.                                  6.66%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

SPDR DJ Wilshire Large Cap Growth ETF             Schwab (Charles) & Co., Inc.                       28.64%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  LPL Financial Corporation                          15.25%
                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

                                                  National Financial Services Corp.                   9.35%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Morgan Stanley-International Limited                8.86%
                                                  901 South Bond Street, 6th floor
                                                  Baltimore, MD 21231

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.          5.02%
                                                  4 World Financial Center
                                                  New York, NY 10080

SPDR DJ Wilshire Large Cap Value ETF              Schwab (Charles) & Co., Inc.                       17.02%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services Corp.                  11.50%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Goldman, Sachs & Co                                 8.84%
                                                  180 Maiden Lane
                                                  New York, NY 10038

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.          8.60%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Citigroup Global Markets, Inc.                      8.52%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Pershing, L.L.C.                                    7.18%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Morgan Stanley & Co. Incorporated/Retail            6.20%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  TD Ameritrade, Inc.                                 5.70%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

SPDR DJ Wilshire Mid Cap ETF                      Citigroup Global Markets, Inc.                     17.25%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                       15.48%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Goldman Sachs Execution & Clearing, L.P.           12.77%

                                                  120 Broadway, 6th Floor
                                                  New York, NY 10271

                                                  National Financial Services Corp.                   8.97%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Pershing, L.L.C.                                    8.76%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.          7.92%
                                                  4 World Financial Center
                                                  New York, NY 10080

SPDR DJ Wilshire Mid Cap Growth ETF               LPL Financial Corporation                          46.67%
                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

                                                  National Financial Services Corp.                  22.08%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                      5.72%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                        5.16%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

SPDR DJ Wilshire Mid Cap Value ETF                TD Ameritrade, Inc.                                20.99%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Citigroup Global Markets, Inc.                     14.90%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                       14.47%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Timber Hill L.L.C.                                 13.53%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  National Financial Services Corp.                   6.37%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR DJ Wilshire Small Cap ETF                    Schwab (Charles) & Co., Inc.                       34.87%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Citigroup Global Markets, Inc.                     11.09%
                                                  388 Greenwich Street

                                                  New York, NY 10013

                                                  National Financial Services Corp.                   9.85]%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Timber Hill L.L.C.                                  8.95%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

SPDR DJ Wilshire Small Cap Growth ETF             Schwab (Charles) & Co., Inc.                       32.82%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  LPL Financial Corporation                          13.72%
                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

                                                  National Financial Services Corp.                  11.13%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  TD Ameritrade, Inc.                                 5.69%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

SPDR DJ Wilshire Small Cap Value ETF              Schwab (Charles) & Co., Inc.                       21.06%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services Corp.                  14.79%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  TD Ameritrade, Inc.                                 9.63%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Timber Hill L.L.C.                                  6.60%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  Pershing, L.L.C.                                    5.51%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  LPL Financial Corporation                           5.24%
                                                  9785 Towne Centre Drive
                                                  San Diego, CA 92121

SPDR DJ Global Titans ETF                         Barclays Capital, Inc.                             12.75%
                                                  222 Broadway, 11th Floor
                                                  New York, NY 10038

                                                  Bank of New York Mellon (The)                       9.64%
                                                  One Wall Street, 5th Floor
                                                  New York, NY 10286

                                                  Goldman, Sachs & Co                                 9.60%
                                                  180 Maiden Lane
                                                  New York, NY 10038

                                                  National Financial Services Corp.                   8.71%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.          8.26%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Schwab (Charles) & Co., Inc.                        6.72%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Pershing, L.L.C.                                    5.55%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

SPDR DJ Wilshire REIT ETF                         State Street Bank & Trust Company                  17.43%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  Schwab (Charles) & Co., Inc.                       15.50%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services Corp.                   8.05%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Wachovia Bank, N.A.                                 7.31%
                                                  1525 West W. T. Harris Boulevard
                                                  Charlotte, NC 28288

SPDR KBW Bank ETF                                 State Street Bank & Trust Company                  10.52%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  Brown Brothers Harriman & Co.                       7.04%
                                                  525 Washington Blvd.
                                                  Jersey City, NJ 07310

                                                  Deutsche Bank Securities Inc.                       6.49%
                                                  1251 Avenue of the Americas
                                                  New York, NY 10020

                                                  Citigroup Global Markets, Inc.                      6.22%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                        5.96%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

SPDR KBW Capital Markets ETF                      Citigroup Global Markets, Inc.                     17.36%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  First National Bank of Omaha                       14.05%
                                                  1620 Dodge Street
                                                  Omaha, NE 68102

                                                  Schwab (Charles) & Co., Inc.                        7.01%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services Corp.                   5.33%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR KBW Insurance ETF                            Citigroup Global Markets, Inc.                     27.40%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Banc of America Securities, L.L.C.                  9.99%
                                                  100 West 33rd Street, 9th Floor
                                                  New York, NY 10001

                                                  Credit Suisse Securities (USA) L.L.C.               7.64%
                                                  One Madison Avenue, 3rd Floor
                                                  New York, NY 10010

                                                  Bank of New York Mellon (The)                       6.91%
                                                  One Wall Street, 5th Floor
                                                  New York, NY 10286

                                                  Schwab (Charles) & Co., Inc.                        6.63%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Pershing, L.L.C.                                    6.29%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

SPDR Morgan Stanley Technology ETF                First Clearing L.L.C.                              25.81%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  The Northern Trust Company                         12.66%
                                                  50 South LaSalle Street, Level A
                                                  Chicago, IL 60675

                                                  Pershing, L.L.C.                                   12.29%
                                                  One Pershing Plaza

                                                  Jersey City, NJ 07399

                                                  Brown Brothers Harriman & Co.                      10.00%
                                                  525 Washington Blvd.
                                                  Jersey City, NJ 07310

                                                  Schwab (Charles) & Co., Inc.                        5.17%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

SPDR S&P Dividend ETF                             Schwab (Charles) & Co., Inc.                       16.92%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services Corp.                  14.92%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  First Clearing L.L.C.                               8.04%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  State Street Bank & Trust Company                   6.40%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

SPDR S&P Biotech ETF                              Citigroup Global Markets, Inc.                     11.68%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Schwab (Charles) & Co., Inc.                        7.98%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  First Clearing L.L.C.                               7.31%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  U.S. Bank N.A.                                      6.07%
                                                  1555 North River Center, Suite 210
                                                  Milwaukee, WI 53212

                                                  First National Bank of Omaha                        5.59%
                                                  1620 Dodge Street
                                                  Omaha, NE 68102

                                                  National Financial Services Corp                    5.19%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Brown Brothers Harriman & Co.                       5.04%
                                                  525 Washington Blvd.
                                                  Jersey City, NJ 07310

SPDR S&P Homebuilders ETF                         Brown Brothers Harriman & Co.                      14.22%

                                                  525 Washington Blvd.
                                                  Jersey City, NJ 07310

                                                  Citigroup Global Markets, Inc.                     10.27%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Morgan Stanley & Co. Incorporated                   8.16%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  National Financial Services Corp                    7.30%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                        6.58%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

SPDR S&P Metals & Mining ETF                      National Financial Services Corporation             9.61%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Dresdner Kleinwort Equity Finance                   9.05%
                                                  75 Wall Street
                                                  New York, NY 10005

                                                  SG Americas Securities, L.L.C.                      7.75%
                                                  480 Washington Blvd.
                                                  Jersey City, NJ 07310

                                                  Morgan Stanley & Co. Incorporated                   7.37%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  Schwab (Charles) & Co., Inc.                        6.40%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Deutsche Bank Securities Inc.                       6.12%
                                                  1251 Avenue of the Americas
                                                  New York, NY 10020

                                                  Citigroup Global Markets, Inc.                      5.91%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  UBS Financial Services Inc.                         5.26%
                                                  1000 Harbor Boulevard
                                                  Weehawken, NJ 07086

SPDR S&P Oil & Gas Equipment & Services ETF       First Clearing L.L.C.                              15.68%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Schwab (Charles) & Co., Inc.                       15.26%

                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services Corp.                  11.98%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                      7.40%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Pershing, L.L.C.                                    5.63%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

SPDR S&P Oil & Gas Exploration & Production ETF   Dresdner Kleinwort Equity Finance                   8.96%
                                                  75 Wall Street
                                                  New York, NY 10005

                                                  Banc of America Securities, L.L.C.                  7.71%
                                                  100 West 33rd Street, 9th Floor
                                                  New York, NY 10001

                                                  Credit Suisse Securities (USA) L.L.C.               6.80%
                                                  One Madison Avenue, 3rd Floor
                                                  New York, NY 10010

SPDR S&P Pharmaceuticals ETF                      Merrill Lynch, Pierce Fenner & Smith, Inc.         12.14%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Schwab (Charles) & Co., Inc.                       10.78%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Timber Hill L.L.C.                                 10.35%
                                                  Two Pickwick Plaza
                                                  Greenwich, CT 06830

                                                  National Financial Services Corp                    8.19%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                      7.98%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  Morgan Stanley & Co. Incorporated/Retail            7.86%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  UBS Financial Services Inc.                         6.90%
                                                  1000 Harbor Boulevard
                                                  Weehawken, NJ 07086

                                                  First Clearing L.L.C.                               5.70%

                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR S&P Retail ETF                               Morgan Stanley & Co. Incorporated                  41.57%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

                                                  First Clearing L.L.C.                               7.03%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR S&P Semiconductor ETF                        First Clearing L.L.C.                              17.64%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Barclays Capital, Inc.                             14.28%
                                                  222 Broadway, 11th Floor
                                                  New York, NY 10038

                                                  National Financial Services Corp                   12.39%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         11.03%
                                                  4 World Financial Center
                                                  New York, NY 10080

SPDR KBW Regional Banking ETF                     State Street Bank & Trust Company                  35.95%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  Goldman, Sachs & Co.                                7.46%
                                                  180 Maiden Lane
                                                  New York, NY 10038

                                                  Morgan Stanley & Co. Incorporated                   5.55%
                                                  1 Pierrepont Plaza, 5th Floor
                                                  Brooklyn, NY 11201

SPDR Lehman 1-3 Month T-Bill ETF                  Merrill Lynch, Pierce Fenner & Smith, Inc.         23.49%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  TD Ameritrade, Inc.                                13.07%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Citigroup Global Markets, Inc.                     12.83%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  UBS Financial Services Inc.                         6.63%
                                                  1000 Harbor Boulevard
                                                  Weehawken, NJ 07086

                                                  Schwab (Charles) & Co., Inc.                        6.56%
                                                  101 Montgomery Street

                                                  San Francisco, CA 94101

                                                  Morgan Stanley & Co. Incorporated/Retail            5.27%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  National Financial Services, Inc.                   5.15%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR Barclays Capital TIPS ETF                    Merrill Lynch, Pierce Fenner & Smith, Inc.         17.41%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Schwab (Charles) & Co., Inc.                       12.46%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  National Financial Services, Inc.                  10.43%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                      8.54%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  TD Ameritrade, Inc.                                 6.62%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  Morgan Stanley & Co. Incorporated/Retail            5.64%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  First Clearing L.L.C.                               5.61%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Pershing, L.L.C.                                    5.44%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

SPDR Lehman Intermediate Term Treasury ETF        National Financial Services Corp                   16.07%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  State Street Bank & Trust Company                  14.02%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         12.58%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Schwab (Charles) & Co., Inc.                       10.79%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Merrill Lynch & Co., Inc.                           8.08%
                                                  4 World Financial Center
                                                  250 Vesey Street
                                                  New York, NY 10080

                                                  Pershing, L.L.C.                                    7.37%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  First Clearing L.L.C.                               6.16%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR Lehman Long Term Treasury ETF                Merrill Lynch & Co., Inc.                          35.92%
                                                  4 World Financial Center
                                                  250 Vesey Street
                                                  New York, NY 10080

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         14.96%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Citigroup Global Markets, Inc.                     14.60%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  First Clearing L.L.C.                              11.00%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR Lehman Aggregate Bond ETF                    State Street Bank & Trust Company                  19.48%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         18.63%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  M&I Marshall & Ilsley Bank                         11.26%
                                                  1000 North Water Street
                                                  Milwaukee, WI 53202

                                                  Schwab (Charles) & Co., Inc.                        6.15%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Pershing, L.L.C.                                    5.58%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

SPDR Lehman Municipal Bond ETF                    Pershing, L.L.C.                                   17.83%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         13.54%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  National Financial Services Corp                   13.33%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Schwab (Charles) & Co., Inc.                        9.10%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Citigroup Global Markets, Inc.                      8.66%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  TD Ameritrade, Inc.                                 5.32%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

SPDR Lehman California Municipal Bond ETF         Morgan Stanley & Co. Incorporated/Retail           38.42%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  Schwab (Charles) & Co., Inc.                       13.52%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Citigroup Global Markets, Inc.                     12.21%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  National Financial Services Corp                    8.29%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR Lehman New York Municipal Bond ETF           Merrill Lynch, Pierce Fenner & Smith, Inc.         44.43%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Morgan Stanley & Co. Incorporated/Retail            8.63%
                                                  75 Varick Street
                                                  New York, NY 11201

                                                  Citigroup Global Markets, Inc.                      8.19%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  National Financial Services Corp                    7.95%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  TD Ameritrade, Inc.                                 5.87%
                                                  4211 South 102nd Street
                                                  Omaha, NE 68127

                                                  UBS Financial Services Inc.                         5.17%
                                                  1000 Harbor Boulevard
                                                  Weehawken, NJ 07086

SPDR Lehman Short Term Municipal Bond ETF         Pershing, L.L.C.                                   17.40%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  National Financial Services Corp                   13.12%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         12.48%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  Schwab (Charles) & Co., Inc.                       11.72%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Citigroup Global Markets, Inc.                      8.23%
                                                  388 Greenwich Street
                                                  New York, NY 10013

                                                  First Clearing L.L.C.                               5.84%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

SPDR DB International Government                  Schwab (Charles) & Co., Inc.                       11.72%
Inflation-Protected Bond ETF                      101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Merrill Lynch, Pierce Fenner & Smith, Inc.         12.48%
                                                  4 World Financial Center
                                                  New York, NY 10080

                                                  National Financial Services Corp                   13.12%
                                                  200 Liberty Street
                                                  New York, NY 10281

SPDR Lehman International Treasury Bond ETF       Schwab (Charles) & Co., Inc.                       20.78%
                                                  101 Montgomery Street
                                                  San Francisco, CA 94101

                                                  Pershing, L.L.C.                                   15.38%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                  National Financial Services Corp                   14.62%
                                                  200 Liberty Street
                                                  New York, NY 10281

                                                  Citigroup Global Markets, Inc.                      6.65%
                                                  388 Greenwich Street
                                                  New York, NY 10013

SPDR Lehman High Yield Bond ETF                   First Clearing L.L.C.                              33.16%
                                                  Riverfront Plaza, 901 East Byrd Street
                                                  Richmond, VA 23219

                                                  Wachovia Bank, N.A.                                11.97%
                                                  1525 West W. T. Harris Boulevard
                                                  Charlotte, NC 28288

                                                  State Street Bank & Trust Company                   7.59%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their NAV per share next determined after receipt of an order, on any Business Day (as defined in the Prospectus), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Service (as defined below).

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities ("Deposit Cash") and the "Cash Component," computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component," which in the case of the SPDR S&P Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security, including, without limitations, situations where the Deposit
Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETF), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. In the case of custom orders, the order must be received by the Principal Underwriter no later than the times set forth in the Participation Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities and municipal securities) and/or through a subcustody agent for (for foreign securities). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund by no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under "Creation Transaction Fees" will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or
(h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. A Fund may adjust the creation transaction fee from time to time based upon actual experience. An additional charge for cash purchases, custom orders, or partial cash purchases for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, as detailed in the Prospectus. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and (ii) at Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, custom orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - EQUITY ETFs. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - FIXED INCOME ETFs. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System (except with respect to the International Treasury Bond ETF). Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and the order form. A redemption request is considered to be in "proper form" if (i) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date; and (ii) all other procedures set forth in the Participant Agreement and order form are properly followed. On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the relevant Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.


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

ADDITIONAL REDEMPTION PROCEDURES - ALL ETFs. If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the applicable Prospectus entitled "DETERMINATION OF NET ASSET
VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement


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

in interest rates, market indices, and prices from the Funds' index providers). In these cases, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX


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

MATTERS."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as


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

if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds' fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a


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corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends paid by the Municipal Bond ETFs that are properly designated as exempt-interest dividends will not be subject to regular Federal income tax. Dividends paid by the Municipal Bond ETFs will be exempt from Federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for Federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Depending on a shareholder's state of residence, exempt interest dividends paid by the Municipal Bond ETFs from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder. For a general discussion of the state and local tax treatment to shareholders of the SPDR Lehman California Municipal Bond ETF and SPDR Lehman New York Municipal Bond ETF, see the section titled "State Tax Matters" below.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRC may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. If addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with


                                       69

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respect to a facility or "related" to such users within the meaning of the IRC or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting


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

requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

STATE TAX MATTERS

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

CALIFORNIA

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the SPDR Lehman California Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the SPDR Lehman California Municipal Bond ETF.

The following is based on the assumptions that the SPDR Lehman California Municipal Bond ETF will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The SPDR Lehman California Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If the SPDR Lehman California Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.

Distributions by the SPDR Lehman California Municipal Bond ETF that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of the SPDR Lehman California Municipal Bond ETF to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the SPDR Lehman California Municipal Bond ETF will be subject to the California personal income and corporate franchise taxes.

Shares of the SPDR Lehman California Municipal Bond ETF may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.


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

NEW YORK

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the SPDR Lehman New York Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to SPDR Lehman New York Municipal Bond ETF transactions.

The SPDR Lehman New York Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If the SPDR Lehman New York Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.

Individual shareholders of the SPDR Lehman New York Municipal Bond ETF, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the SPDR Lehman New York Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the SPDR Lehman New York Municipal Bond ETF of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the SPDR Lehman New York Municipal Bond ETF of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the SPDR Lehman New York Municipal Bond ETF will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the SPDR Lehman New York Municipal Bond ETF, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of Shares of the SPDR Lehman New York Municipal Bond ETF will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

Shares of the SPDR Lehman New York Municipal Bond ETF may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders


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

unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than seven calendar days, in certain circumstances, during the calendar years 2008 and 2009. The holidays applicable to the International Treasury Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF and SPDR DJ Global Titans ETF during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


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

SPDR LEHMAN INTERNATIONAL TREASURY BOND ETF

The remaining dates in the calendar year 2008 and the dates in calendar year 2009 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009
 January 28, 2009

     AUSTRIA
 December 8, 2008
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     BELGIUM
  March 21, 2008
  March 24, 2008
   May 1, 2008
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      CANADA
December 25, 2008
December 26, 2008
 January 1, 2009

     DENMARK
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      FRANCE
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008

     GERMANY
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     GREECE
December 25, 2008
December 26, 2008
 January 1, 2009

      ITALY
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      JAPAN
November 3, 2008
November 24, 2008
December 23, 2008
December 30, 2008
December 31, 2008
 January 1, 2009
 January 2, 2009
 January 3, 2009
 January 4, 2009
January 14, 2009

     MEXICO
November 17, 2008
December 12, 2008
December 25, 2008
 January 1, 2009

   NETHERLANDS

December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     POLAND
November 11, 2008
December 24, 2008
December 25, 2008
December 26, 2008
 January 1, 2009

  SOUTH AFRICA
December 16, 2008
December 25, 2008
December 26, 2008
 January 1, 2009

      SPAIN
December 25, 2008
December 26, 2008
 January 1, 2009

     SWEDEN
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     TAIWAN
October 10, 2008
 January 1, 2009

 UNITED KINGDOM
December 25, 2008
December 26, 2008
 January 1, 2009

REDEMPTION. The longest redemption cycle for a Fund is a function of the longest redemption cycles among the countries whose securities comprise a Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2008, the dates of the regular holidays affecting the Denmark, Mexican and Swedish securities markets could present a worst-case redemption cycle for the Fund as R + 11 calendar days as the maximum number of calendar days necessary to satisfy a redemption request.


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

SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF

The remaining dates in the calendar year 2008 and the beginning of 2009 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009
 January 28, 2009

      BRAZIL
November 20, 2008
December 24, 2008
December 25, 2008
December 31, 2008
 January 1, 2009
 January 25, 2009

      CANADA
December 25, 2008
December 26, 2008
 January 1, 2009

      CHILE
 December 8, 2008
December 25, 2008
 January 1, 2009

      FRANCE
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     GERMANY
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      GREECE
December 25, 2008
December 26, 2008
 January 1, 2009

      ISRAEL

      ITALY
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      JAPAN
November 3, 2008
November 24, 2008
December 23, 2008
December 30, 2008
December 31, 2008
 January 1, 2009
 January 2, 2009
 January 3, 2009
 January 4, 2009
January 14, 2009

     MEXICO
November 17, 2008
December 12, 2008
December 25, 2008
 January 1, 2009

     POLAND
November 11, 2008
December 24, 2008
December 25, 2008
December 26, 2008
 January 1, 2009

   SOUTH KOREA
December 25, 2008
December 31, 2008
 January 1, 2009

     SWEDEN
October 31, 2008
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     TURKEY
November 23, 2008
December 8, 2008
December 9, 2008
December 10, 2008
December 11, 2008
 January 1, 2009

     URUGUAY
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

  UNITED KINGDOM
 March 21, 2008
 March 24, 2008
   May 5, 2008
  May 26, 2008
 August 25, 2008
December 25, 2008
December 26, 2008
 January 1, 2009

REDEMPTION. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise the Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2008, the dates of the regular holidays affecting the Mexican, Swedish and Turkish securities markets could present a worst-case redemption cycle for the Fund as R + 11 calendar days as the maximum number of calendar days necessary to satisfy a redemption request.


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

SPDR DJ GLOBAL TITANS ETF

The remaining dates in the calendar year 2008 and the beginning of 2009 on which the regular holidays affecting the relevant securities markets in the countries listed below fall are as follows:

    AUSTRALIA
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009
January 28, 2009

     BRAZIL
November 20, 2008
December 24, 2008
December 25, 2008
December 31, 2008
 January 1, 2009
January 25, 2009

     FRANCE
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     FINLAND
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

     GERMANY
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      ITALY
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

      JAPAN
 November 3, 2008
November 24, 2008
December 23, 2008
December 30, 2008
December 31, 2008
 January 1, 2009
 January 2, 2009
 January 3, 2009
 January 4, 2009
 January 14, 2009

   NETHERLANDS
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009

   SOUTH KOREA
December 25, 2008
December 31, 2008
 January 1, 2009

      SPAIN
December 25, 2008
December 26, 2008
 January 1, 2009

   SWITZERLAND
December 24, 2008
December 25, 2008
December 26, 2008
December 31, 2008
 January 1, 2009
 January 2, 2009

 UNITED KINGDOM
December 25, 2008
December 26, 2008
 January 1, 2009

REDEMPTION. The longest redemption cycle for the above Funds is a function of the longest redemption cycles among the countries whose stocks comprise each Fund. A redemption request over certain holidays may result in a settlement period that will exceed 7 calendar days. In the calendar year 2008, the dates of the regular holidays affecting the Australian and Japanese securities markets presented the worst-case redemption cycle for the Fund as R + 8 calendar days was the maximum number of calendar days necessary to satisfy a redemption request.


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

                              FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds for the year ended June 30, 2008, along with the Reports of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.

                                                                (SSGA LOGO)
Proxy Voting Policy                                       Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with RMG, for submitting


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

proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the


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

          nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

     - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.


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

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy


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

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 23. Exhibits

(a)(i) First Amended and Restated Declaration of the Trust was filed on September 25, 2000, and is incorporated herein by reference.

(a)(ii) Amendment to the First Amended and Restated Declaration of Trust was filed on August 10, 2007, and is incorporated herein by reference.

(b) Amended and Restated Bylaws of the Trust dated November 15, 2004 was filed on April 14, 2005, and is incorporated herein by reference.

(c) Global certificates evidencing shares of the Beneficial Interest, $.01 par value, of each Fund were filed on September 25, 2000, and are incorporated herein by reference.

(d)(i) Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc. was filed on October 28, 2003, and is incorporated herein by reference.

(d)(ii) Amended and Restated Sub-Advisory Agreement between the Trust on behalf of the DJ Wilshire REIT ETF (formerly the streetTRACKS(R) Wilshire REIT ETF) and SSgA Funds Management, Inc. was filed on October 28, 2003, and is incorporated herein by reference.

(d)(iii) Revised Exhibit A to the Trust's Amended and Restated Investment Advisory Agreement was filed on October 26, 2007, and is incorporated herein by reference.

(d)(iv) Fee Waiver Agreement with respect to the SPDR(R) Lehman Aggregate Bond ETF was filed on October 26, 2007, and is incorporated herein by reference.

(d)(v) Fee Waiver Agreement Letter with respect to the SPDR(R) Lehman Municipal Bond ETF was filed on October 26, 2007, and is incorporated herein by reference.

(d)(vi) First Amendment to Amended and Restated Sub-Advisory Agreement, dated April 30, 2007, was filed on October 26, 2007, and is incorporated herein by reference.

(d)(vii) Revised Exhibit A to the Trust's Amended and Restated Investment Advisory Agreement, Filed herewith.

(e)(i) Distribution Agreement between the Trust and State Street Capital Markets was filed on September 25, 2000, and is incorporated herein by reference.

(e)(ii) Amended Annex I to the Distribution Agreement between the Trust and state Street Global Markets was filed on October 26, 2007, and is incorporated herein by reference.

(e)(iii) Amended Annex I to the Distribution Agreement between the Trust and state Street Global Markets, Filed herewith.

(f)        Not applicable.

(g)(i) Custodian Agreement dated September 22, 2000 was filed on September 25, 2000, and is incorporated herein by reference.

(g)(ii) Amended Schedule of Series to the Custodian Agreement dated September 22, 2000, as amended, was filed on October 26, 2007, and is incorporated herein by reference.

(g)(iii) Amendment to the Custodian Agreement dated October 14, 2005 was filed on October 28, 2005, and is incorporated herein by reference.

(g)(iv) Amended Schedule of Series to the Custodian and Accounting Services Agreement dated September 22, 2000, as amended, Filed herewith.

(h)(i) Administration Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(ii) Transfer Agency and Services Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(iii) Addendum to Transfer Agency and Services Agreement was filed on October 28, 2005, and is incorporated herein by reference.

(h)(iv) Form of Participant Agreement was filed on May 23, 2007, and is incorporated herein by reference.

(h)(v) Form of Sales and Investor Services Agreement was filed on September 25, 2000, and is incorporated herein by reference.

(h)(vi) Securities Lending Authorization Agreement, was filed on August 8, 2008 and is incorporated herein by reference.

(h)(vii) Amended Schedule A to the Administration Agreement dated October 22, 2000 was filed on October 26, 2007, and is incorporated herein by reference.

(h)(viii) Amended Annex A to the Transfer Agency and Services Agreement dated October 22, 2000, as amended, was filed on October 26, 2007, and is incorporated herein by reference.

(h)(ix) Amended Annex A to the Transfer Agency and Services Agreement dated October 22, 2000, as amended, was filed on October 26, 2007, and is incorporated herein by reference.

(h)(x) Amended Schedule A to the Administration Agreement dated October 22, 2000, Filed herewith.

(h)(xi) Amended Annex A to the Transfer Agency and Services Agreement dated October 22, 2000, as amended, Filed herewith.

(i)(i) Opinion and Consent of Clifford Chance US LLP was filed on August 30, 2004, and is incorporated herein by reference.

(i)(ii) Opinion and Consent of Mayer Brown & Platt was filed on September 25, 2000, and is incorporated herein by reference.

(i)(iii) Opinion and Consent of Morgan Lewis & Bockius LLP with respect to the SPDR(R) Lehman 1-3 Month T-Bill ETF, SPDR(R) Lehman Short Term Treasury ETF, SPDR(R) Lehman Intermediate Term Treasury ETF, SPDR(R) Lehman Long Term Treasury ETF, SPDR(R) Barclays Capital TIPS ETF, SPDR(R) Lehman Short Term Corporate Bond ETF, SPDR(R) Lehman Intermediate Term Corporate Bond ETF, SPDR(R) Lehman Long Term Corporate Bond ETF and SPDR(R) Lehman Aggregate Bond ETF was filed on May 23, 2007, and is incorporated herein by reference.

(i)(iv) Opinion and Consent of Morgan Lewis & Bockius LLP with respect to the SPDR(R) Lehman International Treasury Bond ETF was filed on September 18, 2007, and is incorporated by reference.

(i)(v) Opinion and Consent of Morgan Lewis & Bockius LLP with respect to the SPDR(R) Lehman High Yield Bond ETF was filed on November 28, 2007, and is incorporated by reference.

(i)(vi) Opinion and Consent of Morgan, Lewis & Bockius LLP with respect to SPDR(R) DB International Government Inflation-Protected Bond ETF, Filed herewith.

(j)        Consent of Ernst & Young, filed herewith.

(k)        Not applicable.

(l) Subscription Agreement(s) between the Trust and State Street Capital Markets, LLC was filed on September 25, 2000, and is incorporated herein by reference.

(m) Distribution and Service Plan was filed on August 30, 2004, and is incorporated herein by reference.

(n)        Not applicable.

(p)(i) Code of Ethics of the Trust was filed on April 14, 2005 and is incorporated herein by reference.

(p)(ii) Code of Ethics of the Adviser was filed on June 2, 2004 and is incorporated herein by reference.

(p)(iii) Sub-Adviser has adopted the Code of Ethics used by the Adviser was filed on June 2, 2004, and is incorporated herein by reference.

(p)(iv) Distributor has adopted the Code of Ethics used by the Adviser was filed on June 2, 2004, and is incorporated herein by reference.

(p)(v) Amendment to Code of Ethics of the Adviser was filed on June 21, 2007, and is incorporated herein by reference.

(p)(vi) Revised Code of Ethics of the Trust was filed on September 14, 2007, and is incorporated herein by reference.

(q) Powers of Attorney were filed on July 3, 2008, and are incorporated herein by reference.

(r) Assistant Secretary's Certificate was filed on July 3, 2008, and is incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Board of Trustees of the SPDR Series Trust (the "Trust") is the same as the board of the SPDR Index Shares Funds which also has SSgA Funds Management, Inc. as its investment adviser. In addition, the officers of the Trust are substantially identical to the officers of the SPDR Index Shares Funds. Nonetheless, the Trust takes the position that it is not under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Additionally, see the "Control Persons and Principal Holders of Securities" section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund's outstanding shares and such information is incorporated by reference to this Item.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

SSgA FM serves as the investment advisor to the Registrant. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation.

The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                      CAPACITY WITH             BUSINESS NAME AND ADDRESS
NAME                     ADVISOR                     OTHER POSITIONS
---------------   --------------------   ---------------------------------------
Thomas P. Kelly   Treasurer              Managing Director and Comptroller,
                                         State Street Global Advisors, a
                                         division of State Street Bank and Trust
                                         Company, Boston, MA

Mark J. Duggan    Director and Chief     Senior Managing Director and Deputy
                  Legal Officer          General Counsel, State Street Global
                                         Advisors, a division of State Street
                                         Bank and Trust Company, Boston, MA

Tracy Atkinson    Chief Compliance       Executive Vice President and Chief
                  Officer                Compliance Officer, State Street Global
                                         Advisors, a division of State Street
                                         Bank and Trust Company, Boston, MA

Shawn Johnson     Director               Senior Managing Director, State Street
                                         Global Advisors, a division of State
                                         Street Bank and Trust Company, Boston,
                                         MA

James Ross        President & Director   Senior Managing Director, State Street
                                         Global Advisors, a division of State
                                         Street Bank and Trust Company, Boston,
                                         MA

See "Management" in the Prospectus and "Management of the Trust" in the Statement of Additional Information for information regarding the business of the Adviser. For information regarding broker-dealers and investment advisers affiliated with the Adviser, reference is made to the Adviser's Form ADV, as amended, filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Trust's principal underwriter.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC:

Nicolas J. Bonn            Chief Executive Officer, President and Director
F. Charles R. Hindmarsh    Executive Vice President and Director
Simon Wilson Taylor        Executive Vice President and Director
Richard Hart               Vice President and Chief Operations Officer
Vincent Manzi              Vice President and Chief Compliance Officer
R. Bryan Woodard           Vice President, Chief Legal Counsel and Secretary
David McInnis              Vice President and Compliance Officer
William Helfrich           Vice President and Chief Financial Officer
James D. Doherty           Vice President and Assistant Secretary
Anthony Rochte             Vice President
Joseph Vignone             Vice President
Howard Fairweather         Director
Stefan Gavell              Director
Peter Leahy                Director
Aditya Mohan               Director
Heidi Pickett              Director
Stanley Shelton            Director
Mark Snyder                Director

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                  Exhibit List

Item 23

(d)(vii)   Revised Exhibit A to the Investment Advisory Agreement

(e)(iii)   Amended Annex I to the Distribution Agreement

(g)(iv)    Amended Schedule of Series to the Custodian Agreement

(h)(x)     Amended Schedule A to the Administration Agreement

(h)(xi)    Amended Annex A to the Transfer Agency and Service Agreement

(i)(vi)    Opinion and Consent of Morgan Lewis & Bockius LLP

(j)        Consent of Ernst & Young

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of October, 2008.

                                        SPDR(R) SERIES TRUST


                                        By: /s/ James E. Ross
                                            ------------------------------------
                                            James E. Ross
                                            President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                               TITLE                            DATE


/s/ Gary L. French               Treasurer and Principal Financial Officer    October 28, 2008
------------------------------
Gary L. French


/s/ David M. Kelly*              Trustee                                      October 28, 2008
------------------------------
David M. Kelly


/s/ Frank Nesvet*                Trustee                                      October 28, 2008
------------------------------
Frank Nesvet


/s/ Helen Peters*                Trustee                                      October 28, 2008
------------------------------
Helen F. Peters


/s/ James E. Ross                Trustee, President and Principal Executive   October 28, 2008
------------------------------   Officer
James E. Ross


*By: /s/ Ryan M. Louvar
     --------------------------------
     Ryan M. Louvar
     As Attorney-in-Fact
     Pursuant to Power of Attorney